UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☒    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material under §240.14a-12

DEERE & COMPANY

_______________________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

_______________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JOHN DEERE

# NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT

Virtual Annual Meeting
February 25, 2026

Message from Our CHAIRMAN
and LEAD director

January 14, 2026 Dear Fellow Shareholders,

On behalf of the Board of Directors and the senior management team, we are pleased to invite you to join Deere & Company’s Annual Meeting of Shareholders, which will be held virtually on Wednesday, February 25, 2026 at 10 a.m. Central Standard Time (CST). You may join at virtualshareholdermeeting.com/DE2026.

At this meeting, you will have a chance to vote on the matters set forth in the accompanying Proxy Statement. We will also report on our business and provide an opportunity for shareholders to ask questions.

Since 1837, John Deere has been committed to supporting work essential for everyday life. Driven by our higher purpose—We run so life can leap forward—we help customers meet the growing needs for food, fuel, clothing, and infrastructure.

Over the past five years, our Smart Industrial Operating Model has driven our growth and success, transforming agriculture and construction through advanced technologies. We believe this innovative approach has generated significant economic and sustainable value for our shareholders and customers. Looking ahead, we remain committed to delivering groundbreaking solutions that address real-world challenges, elevate industry standards, and drive continued progress for our company and those we serve.

For instance, in 2025, we introduced important innovations designed to help our agricultural customers become more productive. These included the F8 and F9 self-propelled forage harvesters, an updated line of round balers, sophisticated harvesting tools, and improved planters and sprayers that offer greater accuracy and dependability. In Construction & Forestry, notable updates included the 850 X-Tier dozer with dual path electric drive, upgraded P-Tier dozers with EZ Grade and SmartGrade™, and utility loaders with SmartDetect™ Digital for better grading accuracy, safety, and efficiency.

These achievements are made possible by our talented and dedicated employees. During a period marked by significant industry challenges, our employees demonstrated remarkable resilience by working to transform obstacles into opportunities while consistently upholding our core values. Their dedication and teamwork powered our progress—helping us deliver for customers around the world.

As we celebrate these accomplishments and the people who make them possible, we look ahead to the important decisions that shape our company's future. Your participation and vote are crucial. Whether you attend the meeting virtually or not, please cast your vote online, by telephone, or via mail at your earliest convenience to ensure it counts. Instructions explaining how to vote your shares are in the Proxy Statement, on the Notice of Internet Availability of Proxy Materials, and on the proxy card.

Thank you for your continued confidence in Deere & Company. Your steadfast support inspires us as we pursue bold opportunities and build a stronger future—together.

Sincerely,

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE VIRTUAL ANNUAL MEETING TO BE HELD ON FEBRUARY 25, 2026:

The Proxy Statement and Annual Report are available on our website at www.deere.com/stock. In addition to the Proxy Statement, we are sending you our Annual Report, which includes our fiscal 2025 financial statements.

If you wish to receive future proxy statements and annual reports electronically rather than receiving paper copies in the mail, you may sign up for e-delivery at www.proxyvote.com. You will need your 16-digit control number.

Chairman of the Board and Chief Executive Officer	L Director
John C. May Chairman of the Board, Chief Executive Officer, and President	R. Preston Feight Lead Director

IN MEMORIAM

2025
Sherry M. Smith 1961 - 2025

We are deeply saddened by the passing of Sherry M. Smith in 2025. We remember her with sincere gratitude for her 14 years of service as a member of our board of directors. Most recently, Sherry served as Lead Director and was a member of our Corporate Governance and Compensation Committees. She had previously spent more than a decade as a chair and member of the Audit Review Committee. She also served for many years as a member of the Finance Committee.

Sherry led with kindness and sincerity. We were privileged to work alongside her and we remain grateful for her steadfast guidance, thoughtful leadership, and dedicated years of service to John Deere.

Notice of 2026 Annual
Meeting of Shareholders

Purpose of Meeting

Elect the 10 director nominees named in the Proxy Statement (see page 10).

Date and Time

Wednesday, February 25, 2026
at 10 a.m. Central Standard Time (CST).

Place

The 2026 Annual Meeting
of Shareholders (the “Annual Meeting”)
will be held exclusively online at virtualshareholdermeeting.com/DE2026.
You will need to enter the 16-digit control number on your proxy card, voting instruction form, or Notice of Internet Availability you
previously received.
See additional instructions on page 94.

Who

Holders of record of shares of Deere
common stock as of the close
of business on December 30, 2025,
the record date, are entitled to vote.

Approve the compensation of Deere’s named executive officers on an advisory basis (“say-on-pay”) (see page 32).
Ratify the appointment of Deloitte & Touche LLP as Deere’s independent registered public accounting firm for fiscal 2026 (see page 81).
Vote on the shareholder proposals, if properly presented at the meeting (see page 85).

Voting

Your opinion is very important. Please vote on the matters described in the accompanying Proxy Statement as soon as possible, whether or not you plan to participate in the online Annual Meeting. You can find voting instructions below and on page 94.

By Telephone: In the U.S. or Canada, you can vote your shares by calling 1-800-690-6903. You will need the 16-digit control number on the Notice of Internet Availability, voting instruction form, or proxy card.

By Mail: You can vote by mail by marking, dating, and signing your proxy card or voting instruction form and returning it in the postage-paid envelope.
By Internet: You can vote your shares online at www.proxyvote.com. You will need the 16-digit control number on the Notice of Internet Availability, voting instruction form, or proxy card.
During the Meeting: You can vote electronically at the Annual Meeting. See page 94 for information on how to vote.
On behalf of the Board of Directors, I thank you for exercising your right to vote your shares. For the Board of Directors, Kellye L. Walker Corporate Secretary Moline, Illinois January 14, 2026

OUR HIGHER PURPOSE

WE RUN SO LIFE CAN LEAP FORWARD

At Deere, we’ve always believed in conducting business conducive to life. Planting or paving, we shape the spaces that sustain us. We turn raw materials into machines that advance a chain of livelihoods—from supplier to dealer, from our customers to their consumers, from ourselves to our communities. We innovate on behalf of productivity, profitability, and planet—not with solutions in search of a problem, but with advancements that we believe elevate all lives in the one world we share.

With the values that make us Deere, we run with nature, run our factories with care, and run to support the people who trust us and the planet that sustains us. Working together to design and delight, test and train, outperform and overcome, so life can leap forward.

powered by our purpose and guided by our core values

For nearly two centuries, our core values—integrity, quality, humanity, commitment, and innovation—have been deeply woven into the fabric of our company. They have guided our actions, shaped our character, and laid the foundation for our enduring success. As our company and the world evolve, these values adapt with us, continually motivating us to reach new heights of excellence. By steadfastly upholding them, we aim to build trust, inspire loyalty, and drive meaningful progress, making a positive impact on the industries and communities we serve.

INTEGRITY GROUNDS US We earn trust through our words and our actions by doing the right thing, even when it is tough.

QUALITY

DEFINES US

We pursue excellence in everything we do for our customers and people. By setting the bar high for our products, processes, services, and experiences, we set ourselves apart from others.

	HUMANITY UNITES US We treat people and our planet with dignity and respect. By building strong, connected, inclusive environments, we support a thriving world.	COMMITMENT DRIVES US We follow through, offer a helping hand, and go above and beyond to make things right. By holding ourselves and others accountable, we run together to make giant leaps.	INNOVATION GROWS US We gain ground with each leap forward. By being curious, taking smart risks, and learning from mistakes, we forge innovations that grow a more sustainable world.

We invite you to learn more about John Deere’s Higher Purpose at www.deere.com/purpose

This Proxy Statement is issued in connection with the solicitation of proxies by the Board of Directors of Deere & Company for use at the Annual Meeting and at any adjournment or postponement thereof. We began distributing print or electronic materials regarding the Annual Meeting to each shareholder entitled to vote at the meeting on or about January 14, 2026. Shares represented by a properly executed proxy will be voted in accordance with instructions provided by the shareholder, or as recommended by the Board of Directors where the shareholder choice is not specified.

Proxy Summary
Meeting Logistics	2	Ratification of Independent Registered Public Accounting Firm Highlights	9
Election of Directors Highlights	3	Forward-Looking Statements	9
Executive Compensation Highlights	6	Website References	9

Proposal 01—Election of Directors
Compensation of Directors	18	Security Ownership of Certain Beneficial Owners and Management	29
Corporate Governance	20	Review and Approval of Related Person Transactions	31
Board Oversight of Risk Management	26

Proposal 02—Advisory Vote on Executive Compensation
Executive Compensation Table of Contents	34	Compensation Committee Report	63
Compensation Discussion and Analysis	34	Executive Compensation Tables	64
Key Aspects of the 2025 Compensation Program	39	Pay Ratio Disclosure	75
Direct Compensation Elements	44	Pay Versus Performance Disclosure	76
Compensation Determination Methodology and Process	56	Option Award Disclosure	79
Indirect Compensation Elements	59	Equity Compensation Plan Information	80
Risk Assessment of Compensation Policies and Practices	62

Proposal 03—Ratification of INDePendent Registered Public Accounting Firm
Audit Review Committee Report	84

Other Matters for Vote
Proposal 04—Report on the Return on Investment of Emission Reduction Goals	88	Proposal 06—Report on Faith-Based Business Resource Groups	92
Proposal 05—Shareholder Right to Act by Written Consent	90

Additional Information
Voting and Meeting Information	94	Other Matters	98
Annual Report	97	2027 Shareholder Proposals and Nominations	98
Electronic Delivery of Deere’s Proxy Solicitation Materials	97	Cost of Solicitation	99
Householding Information	98

APPENDIX
Appendix A—Director Independence Categorical Standards of Deere & Company Corporate Governance Policies	100	Appendix B—Methodology for Short-Term Incentive Goal Setting	102

2026 PROXY STATEMENT	1

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Proxy summary

This summary highlights selected information contained in this Proxy Statement, but it does not contain all the information you should consider. We urge you to read the whole Proxy Statement before you vote. You should also review Deere’s Annual Report on Form 10-K for the fiscal year ended November 2, 2025. Deere uses a 52/53 week fiscal year ending on the last Sunday in the reporting period. Deere’s 2025, 2024, and 2023 fiscal years ended on November 2, 2025, October 27, 2024, and October 29, 2023, respectively. Unless otherwise stated, all information presented in this Proxy Statement is based on Deere’s fiscal calendar.

Meeting Logistics

date & time	place	record date
Wednesday, February 25, 2026, at 10 a.m. CST	The Annual Meeting will be held online at virtualshareholdermeeting.com /DE2026	December 30, 2025

Your opinion is very important. Please vote on the matters described in this Proxy Statement as soon as possible, whether or not you plan to participate in the online Annual Meeting. You are entitled to vote at the meeting if you were a holder of record of shares of Deere common stock as of the close of business on December 30, 2025, the record date.

Voting instructions are below. Refer to the Additional Information section under “How Do I Vote?” on page 94 for more information on how to vote your shares and other important Annual Meeting information.

by TELEphone	by mail
In the U.S. or Canada, you can vote your shares by calling 1-800-690-6903. You will need the 16-digit control number on the Notice of Internet Availability, voting instruction form, or proxy card.	You can vote by mail by marking, dating, and signing your proxy card or voting instruction form and returning it in the postage-paid envelope.

by internet	during the meeting
You can vote your shares online at www.proxyvote.com. You will need the 16-digit control number on the Notice of Internet Availability, voting instruction form, or proxy card.	You can vote electronically at the Annual Meeting. See page 94 for information on how to vote.

If you wish to attend the virtual Annual Meeting, refer to the Additional Information section under “How Do I Attend the Annual Meeting?” on page 96 for instructions.

2	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Proposal Highlights

proposal 01	Annual Election of Directors (page 10)	VOTE FOR EACH DIRECTOR
◾
Your vote is requested to elect the 10 nominees for the Board of Directors, all of whom currently serve as directors. Every member of our Board of Directors is elected annually. Michael O. Johanns will retire from the Board effective as of the Annual Meeting in accordance with our Corporate Governance Policies.
◾
Each director nominee is a proven leader who demonstrates a commitment to upholding Deere’s core values, and together, this talented slate of nominees will provide exceptional oversight and leadership in the year ahead.

Name, Age, Director Since, and Principal Occupation	Independence	Other Public Boards	Committee Memberships
			Executive	Audit Review	Compensation	Corporate Governance	Finance
Leanne G. Caret, 59, 2021 Retired EVP and Senior Advisor, The Boeing Company and Former President and CEO, Boeing Defense, Space & Security	INDEPENDENT	1	MEMBER	CHAIR			MEMBER
Tamra A. Erwin, 61, 2020 Retired Senior Advisor, Verizon Communications, Inc. and Former EVP and Group CEO, Verizon Business Group	INDEPENDENT	2	MEMBER		MEMBER	CHAIR
R. Preston Feight, 58, 2024 CEO, PACCAR Inc	INDEPENDENT	1		MEMBER		MEMBER
Alan C. Heuberger, 52, 2016 Senior Investment Manager, Cascade Asset Management Company	INDEPENDENT	0	MEMBER	MEMBER			CHAIR
L. Neil Hunn, 53, 2023 President and CEO, Roper Technologies, Inc.	INDEPENDENT	1	MEMBER		CHAIR		MEMBER
John C. May, 56, 2019 Chairman, CEO, and President, Deere & Company	CEO	1	CHAIR
Gregory R. Page, 74, 2013 Retired Chairman and CEO, Cargill, Incorporated	INDEPENDENT	2		MEMBER			MEMBER
Brian Sikes, 57, 2025 Board Chair and CEO, Cargill, Incorporated	INDEPENDENT	0			MEMBER	MEMBER
Dmitri L. Stockton, 61, 2015 Retired Special Advisor to Chairman and Senior VP, GE and Former Chairman, President, and CEO, GE Asset Management	INDEPENDENT	2		MEMBER			MEMBER
Sheila G. Talton, 73, 2015 President and CEO, Gray Matter Analytics	INDEPENDENT	2			MEMBER	MEMBER

2026 PROXY STATEMENT	3

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

BOARD REFRESHMENT

We have added six new directors over the past seven years. The addition of these directors has allowed the Board to benefit from the unique perspectives and skill sets brought by each director. The skills and experiences that are prioritized in the review of qualified candidates and selection of new directors evolve over time based on Deere’s needs. This is demonstrated by the varied and strategic expertise brought by each of these directors.

2019	2020	2021	2023	2024	2025
John C. May	Tamra A. Erwin	Leanne G. Caret	L. Neil Hunn	R. Preston Feight	Brian Sikes

Mr. May brought his leadership, business, and industry vision and extensive familiarity with Deere’s operations.	Ms. Erwin brought international, government, and technology & innovation expertise.	Ms. Caret brought manufacturing, international, finance, and risk management expertise.	Mr. Hunn brought executive, manufacturing, and technology & innovation including software-as-a-service expertise.	Mr. Feight brought executive, manufacturing, international, and technology & innovation expertise.	Mr. Sikes brought executive, international, government, agricultural, finance, risk management, and corporate governance expertise.

diverse and balanced mix of skills and experience

The Board believes the 10 director nominees represent a diverse and broad range of skills, qualifications, experiences, and backgrounds to provide an effective mix of viewpoints and knowledge.

tenure balance	age distribution
Avg. Tenure:(1) 5.9 yrs	Avg. Age:(1) 60 yrs
(1)	As of the date of this proxy statement.

Executive	Corporate Governance	International	Finance
100%	100%	80%	80%

Risk Management	Technology & innovation	manufacturing	Agriculture	Government/ Academic
80%	60%	50%	40%	20%

4	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

enhancements to GOVERNANCE practices

We regularly assess what we do to determine how we can adapt and improve our governance practices. Below is a summary of changes we have implemented in recent years.

CORPORATE GOVERNANCE

Refined Board Membership Criteria

In 2025, we revised our Corporate Governance Policies to, among other things, refine the factors considered by the Corporate Governance Committee in evaluating candidates for potential nomination to the Board. The Corporate Governance Policies are periodically reviewed and revised to ensure that they reflect the Board’s corporate governance objectives.

Clarified Expectations for Director Time Commitments and Service on Other Boards

In 2024, we revised our Corporate Governance Policies to, among other things, limit the number of other public company boards on which a director may serve to three boards, or in the case of sitting public company CEOs, one board, and address related procedural requirements. The revisions also limit the number of audit review committees on which a director may serve to three audit review committees in total.

Clarified the Review Process for Director Compensation and Director Stock Ownership Expectations

In 2024, we revised our Corporate Governance Policies to clarify the Board compensation review processes and stock ownership requirements for non-employee directors.

Established Continuing Education Series
for Directors
In 2023, we established a continuing education series for our directors consisting of a quarterly schedule of voluntary awareness and education materials on relevant topics designed to enhance the directors’ understanding of complex or fast-developing subject areas.

Enhanced Advance Notice Provisions and Modernized Bylaws

In 2023, we revised the advance notice provisions of our bylaws to, among other things, address the adoption of the universal proxy rules and make other modernizing changes.

Updated Audit Review Charter

In 2022, we updated the Audit Review Committee charter to clarify the committee’s supervision of the Chief Audit Executive and oversight of enterprise risk management, including specific risk oversight for cybersecurity.

shareholder outreach HIGHLIGHTS

We place great importance on consistent dialogue with our shareholders. We regularly engage in discussions with shareholders throughout the year. During 2025, we connected with shareholders representing more than 40% of outstanding share ownership to engage in conversations on a variety of topics. Nearly all of those shareholders participated in discussions about our business strategy, performance, executive compensation, sustainability, governance, and other topics.

2026 PROXY STATEMENT	5

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

proposal 02	ADVISORY VOTE ON EXECUTIVE COMPENSATION (page 32)	VOTE FOR THIS PROPOSAL
◾
Your vote is requested to approve, on an advisory basis, the compensation of our named executive officers (“NEOs”).
◾
Our executive compensation program appropriately aligns our executives’ compensation with the performance of the Company through the business cycle as well as their individual performance.

Fiscal 2025 Performance Highlights

Deere & Company’s overall performance in fiscal 2025 was reflective of a structurally improved business amidst the continuation of challenging market conditions. In fiscal 2025, we achieved the following results:

NET SALES & REVENUES	NET INCOME (ATTRIBUTABLE TO DEERE & COMPANY)	DILUTED EARNINGS PER SHARE	OPERATING CASH FLOW
$45.7B	$5.0B	$18.50	$7.5B

Our common stock closed at $461.63 per share at the end of fiscal 2025, an increase of 13%, compared to $407.93 at the end of fiscal 2024. Deere continues to deliver strong TSR performance, outperforming the fiscal 2025 performance peer group’s median, which is a subset of the S&P 500 Industrials, in the five- and ten-year periods, and the S&P 500 in the ten-year period.

TOTAL SHAREHOLDER RETURN (TSR)

CASH RETURNED TO SHAREHOLDERS	ANNUAL DIVIDENDS PER SHARE

We are committed to delivering sustainable, long-term value to our shareholders by driving operational excellence through our Smart Industrial Operating Model. Our goal is to deliver attractive financial results throughout the business cycles that affect our industries. More information on our fiscal 2025 financial performance is available in our Annual Report at www.deere.com/stock.

6	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Fiscal 2025 Executive Compensation Highlights

Our executive compensation programs and practices are designed to incentivize decision making that advance our shareholders’ long- term interests. We use metrics that align with our business strategy and aim to motivate our executive leadership team to create value for shareholders at all points in the business cycle. For fiscal 2025, the variable pay components (described below) are made up of both short-term and long-term metrics, which stimulate complementary behaviors and align with Deere’s pay for performance compensation philosophy. For more information about the metrics we use to measure compensation and the resulting payouts, see the Compensation Metrics Summary for Performance Period Ended 2025 section of the Compensation Discussion and Analysis (“CD&A”).

	Type of Compensation	Metric	Alignment with Business Strategy
Short-Term	short-term incentive (known within Deere as STI)	Operating Return on Operating Assets (OROA)	Return on capital and assets through disciplined asset management and capital allocation
		Operating Return on Sales (OROS)	Profitability through operating margin focus
		Return on Equity (ROE)	Return on equity through efficient use of equity
Long-Term	long-term Incentive (known within Deere as LTI)	Relative Revenue Growth	Sustained growth outperformance
		Relative Total Shareholder Return (rTSR)	Comparative TSR outperformance

As our NEOs assume greater responsibility, we award a larger portion of their total compensation in the form of performance-based or “at-risk” incentive awards and a larger portion of their incentive awards in the form of equity. The charts below illustrate the allocation of all components of fiscal 2025 direct compensation at target for our CEO and for our other NEOs as a group (except for LTIC, which was eliminated beginning fiscal 2024).

(a)	“At-Risk” implies awards that are subject to performance conditions and/or stock price performance
(b)	Metric driven variable pay
(c)	Stock price driven variable pay

2026 PROXY STATEMENT	7

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

recent changes to Executive COMPENSATION

We regularly assess our compensation practices to adapt and align with our business strategy. In 2024, we implemented several changes that increased shareholder alignment with greater emphasis on equity compensation and introducing a new relative total shareholder return metric. For 2025, we continued the prior program based on its strong alignment with our business strategy and emphasized robust performance standards through increases in our STI performance targets. Below is a summary of changes we have implemented in recent years.

		2023	2024	2025
Direct Compensation	STI

Adjusted STI Participant Payout Limit in Plan Amendments

We amended the STI plan to increase the limit on the amount payable to a participant in a plan year (which had not been updated since 2005) from $5.0 million to $10.0 million and removed outdated language due to changes in law.

			Aligned and Simplified STI Metric Weighting We further aligned our incentive pay program with our strategy by simplifying calculations and adjusting the metric weightings for STI.	Increased Target STI Performance Metrics We continued alignment of incentive pay programs with our strategy by increasing the performance targets for STI metrics of OROA and OROS.
LTI

Qualitative Framework for LTI Adjustment Factor

We adopted a qualitative framework for determining the performance adjustment factor applicable to LTI awards for executive officers, consisting of Business Execution, Innovation for Sustainability, and Leadership and Human Capital.

Ratable Vesting Schedule for RSUs

We adjusted the vesting schedule for restricted stock units (RSUs) from a three-year cliff vest to a three-year ratable vest in approximately equal annual installments to better align with market practice.

Performance-Based Equity to 50%

We modified the mix of equity awards for executive officers by increasing the proportion of performance-based equity awards in the form of performance stock units (PSUs) to 50%.

Robust Adjustment Factor for LTI

The performance adjustment factor for LTI awards changed to become a range of up to +/- 20%.

rTSR Added as a Metric for PSUs

We added relative total shareholder return as a performance metric for PSUs along with the existing relative revenue growth metric, in equal proportions.

First Year Without a New LTI Cash Performance Period

We simplified our incentive pay program eliminating long-term incentive cash (LTIC) beginning with the fiscal 2024 performance period.

Indirect Compensation	Other Compensation Matters

New Recoupment Policy

We adopted a new Incentive Compensation Recovery Policy adhering to the rules of the Securities and Exchange Commission (SEC) and the listing standards of the New York Stock Exchange (NYSE).

Aligned Change in Control Severance Program Multiplier

We revised the Change in Control Severance Program to adjust the multiplier for the CEO’s cash severance (if triggered) from 3.0x to 2.99x base salary plus target STI bonus, to align with market practice and respond to feedback from our shareholders.

New Compensation Consultant to Compensation Committee The Compensation Committee of the Board retained Semler Brossy as its independent compensation consultant.

8	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

proposal 03	Ratification of independent registered public accounting firm (page 81)	VOTE FOR THIS PROPOSAL
◾
Your vote is requested to ratify the appointment of Deloitte & Touche LLP as Deere’s independent registered public accounting firm for fiscal 2026.
◾
We believe that retaining Deloitte & Touche LLP is in the best interest of shareholders. Deloitte is an independent firm with significant industry and financial reporting expertise, global capabilities, and reasonable fees.

proposals 04—06	SHAREHOLDER PROPOSALs (pageS 88-92)	VOTE AGAINST THESE PROPOSALS
◾
In each case, if presented properly at the Annual Meeting, your vote will be requested on a shareholder proposal.
◾
Each shareholder proposal is presented as submitted by the shareholder proponents and is followed by Deere’s response. For the reasons set forth in each response, the Board recommends that shareholders vote against each of the shareholder proposals.

Forward-Looking Statements

This Notice of Annual Meeting and Proxy Statement contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical or current facts included in this document are forward-looking statements. Forward-looking statements provide our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance, and business. You can identify forward-looking statements as they do not relate to historical or current facts and by words such as “believe,” “expect,” “estimate,” “anticipate,” “will,” “aim,” “should,” “plan,” “forecast,” “target,” “guide,” “project,” “intend,” “could,” and similar words or expressions. For example, all statements we make related to our estimated and projected targets, payouts, growth rates, and financial results, sustainability plans, goals, and aspirations, or our plans and outlooks for future operations, business strategies, or initiatives, including those relating to human capital and executive compensation, are forward-looking statements.

All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. Among these factors are risks related to: the agricultural business cycle, which can be unpredictable; the effects of trade laws, regulations, and policies on our profitability; the ability to execute business strategies; our ability to understand and meet customers’ changing expectations for our products and solutions; negative claims or publicity that damage our reputation or brand; our ability to adapt in highly competitive markets; and the ability to attract, develop, engage, and retain qualified employees. Important factors that could cause actual results to differ materially from our expectations, or cautionary statements, and other important information about forward-looking statements are disclosed under Item 1A, “Risk Factors,” and Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A)—Forward-Looking Statements,” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

WEBSITE REFERENCES

Website references throughout this document are provided for convenience only, and the content of the referenced websites is not incorporated by reference into this document.

2026 PROXY STATEMENT	9

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

PROPOSAL
01

Annual Election of
Directors

The Board of Directors unanimously recommends that you vote FOR each of the 10 director nominees.

10	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

How We Identify and Evaluate Director Nominees

The Corporate Governance Committee of the Board is responsible for screening candidates and recommending director nominees to the full Board. The Board nominates the slate of directors for election at each Annual Meeting of Shareholders and elects directors to fill vacancies or newly created Board seats.

The Corporate Governance Committee considers candidates recommended by shareholders, directors, officers, and third-party search firms. Third-party search firms may be used to identify and provide information on director candidates. If you wish to recommend a candidate for consideration by the Corporate Governance Committee, please send a proposal in writing to our Corporate Secretary at the address of our principal executive offices. If you wish to nominate a director, please review the procedures described in the Additional Information section under “2027 Shareholder Proposals and Nominations” in this Proxy Statement. It is the policy of the Corporate Governance Committee to evaluate all candidates in the same manner, regardless of the source of the recommendation.

Deere’s Corporate Governance Policies, which are described in the “Corporate Governance” section of this Proxy Statement, establish the general criteria and framework for assessing director candidates. In particular, the Corporate Governance Committee considers each nominee’s skills, experience, character, leadership, and background, as well as legal and regulatory requirements, in the context of an assessment of the particular needs of the Board at the time. The Corporate Governance Committee also considers qualitative criteria, such as alignment with Deere’s core values, when evaluating director candidates. The Corporate Governance Committee assesses all these criteria when considering information about the nominee provided by the recommending party, the nominee, third parties, and other sources.

In connection with its annual self-assessment, the Corporate Governance Committee also assesses each nominee in relation to the criteria set forth in the Corporate Governance Policies and each nominee’s affiliations and commitments in accordance with the Board’s time commitment and overboarding policies. We believe a Board composed of members with complementary skills, qualifications, experiences, and attributes is best equipped to meet its responsibilities effectively.

Any director who experiences a material change in occupation, career, or principal business activity, including retirement, must tender a resignation to the Board. Upon recommendation from the Corporate Governance Committee, the Board may decline to accept any such resignation. Directors must retire from the Board upon the first annual meeting of shareholders after reaching the age of 75, except as approved by the Board. In accordance with this policy, Michael O. Johanns will not stand for re-election and will retire from the Board effective as of the Annual Meeting.

Director Nominees

The Corporate Governance Committee has recommended, and the Board has nominated, each of Leanne G. Caret, Tamra A. Erwin, R. Preston Feight, Alan C. Heuberger, L. Neil Hunn, John C. May, Gregory R. Page, Brian Sikes, Dmitri L. Stockton, and Sheila G. Talton to be elected for terms expiring at the Annual Meeting in 2027. Each of the nominees, other than Mr. Sikes, who was appointed to the Board as of December 4, 2025, has been previously elected by our shareholders. Mr. Sikes was initially recommended to the Corporate Governance Committee by another director. Effective with Mr. Johanns’ retirement as of the Annual Meeting, the size of the Board will be reduced to 10 directors.

We are confident that this talented slate of nominees will continue to provide exceptional oversight and leadership in the year ahead. We discuss the nominees’ professional backgrounds and qualifications in the brief biographies that follow. Based on these qualifications and skills, the Board has concluded that each of these nominees should serve on Deere’s Board of Directors.

2026 PROXY STATEMENT	11

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Board skills matrix

The Corporate Governance Committee believes that our Board is most effective when it embodies a diverse set of skills and experiences. To maintain an effective Board, the Corporate Governance Committee considers how each nominee’s particular skills, experience, character, leadership, and background will contribute to Deere’s long-term success. The table below shows the range of skills and experiences of the Board nominees and how those align with Deere’s business and its strategy.

Skill / Qualification	CARET	ERWIN	FEIGHT	HEUBERGER	HUNN	MAY	PAGE	SIKES	STOCKTON	TALTON

Executive Experience
Directors with significant leadership experience enhance the Board’s ability to oversee company leadership and offer insight into corporate strategy, culture, and leading a large organization

	■	■	■	■	■	■	■	■	■	■
Manufacturing Experience Directors who have worked with manufacturing organizations understand industry challenges and offer valuable perspective for product development and manufacturing operations	■		■		■	■	■

INTERNATIONAL EXPERIENCE
Directors with international experience understand diverse business environments, cultural perspectives, and economic conditions that can present challenges in global business operations, trade, and commerce

	■	■	■			■	■	■	■	■
GOVERNMENT / ACADEMIC EXPERIENCE Directors with experience in government or academia offer thought leadership on regulatory issues, government affairs, and present-day issues affecting business		■						■

AGRICULTURE EXPERIENCE
Directors who have experience in agriculture understand the impact of growing conditions and economic factors on the industry and offer insights on strategy for business operations

				■		■	■	■

TECHNOLOGY & INNOVATION experience
Directors with expertise in technology fields offer insights on technology innovations (including artificial intelligence), digital solutions, innovative business models, data analytics, e-commerce applications, and cybersecurity risks

	■	■	■		■	■				■
FINANCE EXPERIENCE Directors with financial expertise enhance oversight of financial reporting and control, financial performance and shareholder returns, and long-term strategy	◯	■	◯	◯	■		◯	■	◯
RISK MANAGEMENT EXPERIENCE Directors with experience managing risks in business operations enhance oversight into evaluating, tracking, and mitigating the most significant risks facing the company	■		■	■	■		■	■	■	■

CORPORATE GOVERNANCE EXPERIENCE
Directors with experience in corporate governance through board experience or executive employment understand the function of a board and offer insights into governance best practices

	■	■	■	■	■	■	■	■	■	■

◯ = Audit committee financial expert under SEC rules

12	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

LEANNE G. CARET	Independent I Director Since: 2021 I Age: 59
Committees: Audit Review (Chair), Executive, Finance	Retired Executive Vice President and Senior Advisor of The Boeing Company and Former President and Chief Executive Officer of Boeing Defense, Space & Security
Past Positions at The Boeing Company (aircraft, defense, intelligence and satellite systems and services, and related financing)
◾
Executive Vice President and Senior Advisor – April 2022 to December 2022
◾
Executive Vice President and President and Chief Executive Officer of Boeing Defense, Space & Security – 2016 to March 2022
◾
President, Global Services & Support – 2015 to 2016
◾
Chief Financial Officer and Vice President, Finance, Defense, Space & Security – 2014 to 2015

◾
Vice President and General Manager, Vertical Lift – 2013 to 2014
◾
Vice President, H-47 Programs, Vertical Lift – 2009 to 2013
◾
General Manager, Global Transport & Executive Systems – 1998 to 2009

Other Current Directorships

◾
Raytheon Technologies Corporation (RTX)

Key Experience and Qualifications

◾
Strong leader in manufacturing and high-technology industries. Draws upon her experience as Executive Vice President of The Boeing Company, President and Chief Executive Officer of Boeing Defense, Space & Security, and as an officer of other global operations.
◾
Varied functional experiences in global business operations. Practical experience in global supply chain operations, financial management, investor relations, business acquisitions and integrations, government contracting, human capital, and other areas of oversight developed from serving as an executive officer of The Boeing Company.
◾
Valuable perspective on robust application of technology. Over 25 years of experience in digital engineering and advanced manufacturing solutions, the development of advanced and new technologies, highly complex and integrated systems, and automation.

TAMRA A. ERWIN	Independent I Director Since: 2020 I Age: 61
Committees: Corporate Governance (Chair), Compensation, Executive	Retired Senior Advisor of Verizon Communications Inc. and Former Executive Vice President and Group Chief Executive Officer of Verizon Business Group
Past Positions at Verizon Communications Inc. (communications, information, and entertainment products and services)
◾
Senior Advisor to the Chief Executive Officer – July 2022 to September 2022
◾
Executive Vice President and Group Chief Executive Officer of Verizon Business Group – 2019 to June 2022
◾
Executive Vice President and Chief Operating Officer, Verizon Wireless Group – 2016 to 2019
◾
Group President, Consumer and Mass Business Markets Sales and Service – 2015 to 2016

◾
President, National Operations, Wireline/Consumer and Mass Business Markets – 2013 to 2015
◾
Corporate Chief Marketing Officer –
2012 to 2013
◾
President, West Area – 2008 to 2011

Other Current Directorships

◾
F5, Inc. (FFIV)
◾
Xerox Holdings Corporation (XRX)

Key Experience and Qualifications

◾
Demonstrated leader with a multi-disciplinary background. Leverages her experience as a senior executive and as Executive Vice President, Chief Executive Officer, and Chief Operating Officer of Verizon Group businesses.
◾
Extensive understanding of product and service development. Widespread experience includes marketing, sales, strategic planning, profit and loss management, customer service operations, customer relations, and human resources developed from her leadership experience as an executive officer of Verizon Communications Inc.
◾
Significant experience integrating advanced communications and technology. Demonstrated fluency with scaling innovative technology products and services, enabling connectivity, and driving transformation across complex organizations.

2026 PROXY STATEMENT	13

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

R. PRESTON FEIGHT	Independent I Director Since: 2024 I Age: 58
Committees: Audit Review, Corporate Governance	Chief Executive Officer of PACCAR Inc (since 2019)
Past Positions at PACCAR Inc (commercial trucks and vehicles, aftermarket parts, financial services)
◾
Executive Vice President – 2018 to 2019
◾
Vice President and President, DAF Trucks – 2016 to 2018
◾
Vice President and General Manager, Kenworth Truck Company – 2015 to 2016
◾
Assistant General Manager, Marketing and Sales, Kenworth Truck Company – 2012 to 2014
◾
Chief Engineer, Kenworth Truck Company – 2008 to 2012
Other Current Directorships ◾ PACCAR Inc (PCAR)

Key Experience and Qualifications

◾
Executive leader in manufacturing. Draws upon his leadership experience as PACCAR Inc’s Chief Executive Officer.
◾
Deep manufacturing experience in global business operations. Experience with a global manufacturing organization enables thorough understanding of challenges and growth opportunities through the evolution and integration of technology advancements including alternative propulsion, connectivity, and autonomy.
◾
Valuable perspective on business strategy. Over 30 years of experience in engineering, management, and leadership, including oversight of manufacturing, aftermarket, and captive finance, enables key insights for the Board.

ALAN c. heuberger	Independent I Director Since: 2016 I Age: 52
Committees: Finance (Chair), Audit Review, Executive	Senior Investment Manager, Cascade Asset Management Company (formerly BMGI) (since 2021)
Past Positions at BMGI (private investment management)
	◾ Senior Manager — 2004 to 2021	◾ Investment Analyst — 1996 to 2004

Key Experience and Qualifications

◾
Leadership in investment management industry. Over 25 years of experience in the investment management industry including in his current role as a Senior Investment Manager of Cascade Asset Management Company.
◾
Financial expertise and experience in governance, strategy, and other areas of oversight. Broad oversight experience from service as a member of the boards of directors and advisors of various asset management entities and privately-held corporations.
◾
Strategic thinker with agriculture industry knowledge. Deep familiarity with the agriculture industry through his analysis of investments, asset management, finance, and economics.

14	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

L. NEIL HUNN	Independent I Director Since: 2023 I Age: 53
Committees: Compensation (Chair), Executive, Finance	President and Chief Executive Officer, Roper Technologies, Inc. (software, services, technology-enabled products and solutions) (since 2018)

Past Positions

◾
Executive Vice President and Chief Operating Officer of Roper — 2017 to 2018
◾
Group Vice President of Roper — 2011 to 2018
◾
President of MedAssets, Inc. — 2009 to 2011
◾
Executive Vice President and Chief Financial Officer of MedAssets, Inc. (Software-as-a-Service (SaaS)) — 2007 to 2010
Other Current Directorships ◾ Roper Technologies, Inc. (ROP)

Key Experience and Qualifications

◾
Executive leadership in the technology industry. Draws upon his service as President and Chief Executive Officer of Roper Technologies, Inc. and as an officer of other technology and consulting companies.
◾
Deep expertise in innovative technologies. Over two decades of experience in software, technology, and technology-enabled products.
◾
Experience executing business model transformation. Extensive understanding of capital deployment and management talent development to drive structural change, alongside his deep expertise in technology, SaaS businesses, and cybersecurity.

JOHN C. MAY	Director Since: 2019 I Age: 56
Committees: Executive (Chair)	Chairman, Chief Executive Officer, and President of Deere & Company (since 2020)
Past Positions at Deere & Company
◾
Chief Executive Officer and President — November 2019 to May 2020
◾
President and Chief Operating Officer —
April 2019 to November 2019
◾
President, Worldwide Agriculture & Turf Division, Global Harvesting and Turf Platforms, Ag Solutions (Americas and Australia) — 2018 to 2019
◾
President, Agricultural Solutions & Chief Information Officer — 2012 to 2018

◾
Vice President, Agriculture & Turf Global Platform, Turf & Utility — 2009 to 2012
◾
Factory Manager, John Deere Dubuque Works — 2007 to 2009
◾
Director, China Operations — 2004 to 2007

Other Current Directorships

◾
Ford Motor Company (F)

Key Experience and Qualifications

◾
Engaged and innovative leader who exemplifies our Smart Industrial Operating Model. Fifteen years of key leadership roles at Deere position him to lead the execution of our strategy, accelerate the integration of advanced technology with Deere’s legacy of manufacturing excellence, and provide the Board with in-depth visibility into these matters.
◾
Visionary with deep business and industry expertise. Draws upon his experience with Deere’s businesses including his management of our global operations and his knowledge of precision agriculture and information technology in leading Deere toward the future.
◾
Extensive familiarity with Deere operations. Leverages his understanding of the complexities of Deere’s global operations through his knowledge in the areas of leadership, manufacturing, and information technology, among others, to offer critical insight and perspective to our Board.

2026 PROXY STATEMENT	15

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

GREGORY R. PAGE	Independent I Director Since: 2013 I Age: 74
Committees: Audit Review, Finance	Retired Chairman and Chief Executive Officer of Cargill, Incorporated

Past Positions at Cargill, Incorporated (agricultural, food, financial, and industrial products and services)

◾
Executive Director — 2015 to 2016
◾
Executive Chairman — 2013 to 2015
◾
Chairman and Chief Executive Officer —2011 to 2013
◾
Chairman, Chief Executive Officer, and President — 2007 to 2011
Other Current Directorships ◾ Chairman of Corteva, Inc. (CTVA) ◾ Chairman of Eaton Corporation plc (ETN) Previous Directorships ◾ 3M Company (MMM)

Key Experience and Qualifications

◾
Executive and agricultural industry leader. Demonstrated leadership through his service as Chairman of Corteva, Inc., Chairman of Eaton Corporation plc, and retired Chairman and Chief Executive Officer of Cargill, Incorporated.
◾
Extensive oversight experience from board service. Experience in oversight of auditing, financial reporting, corporate governance, and sustainability from service as a member of the boards of directors of global public corporations.
◾
Robust perspective on the agricultural economy. Leverages his experience with commodities, agriculture, operating processes, finance, and economics to provide beneficial viewpoints.

Brian Sikes	Independent I Director Since: 2025 I Age: 57
Committees: Compensation, Corporate Governance	Board Chair and Chief Executive Officer of Cargill, Incorporated (since 2024)
Past Positions at Cargill, Incorporated (agricultural, food, financial, and industrial products and services)
◾
Chief Executive Officer — 2023 to present
◾
Chief Operating Officer — 2021 to 2022
◾
Chief Risk Officer and Protein & Salt Corporate Senior Vice President — 2018 to 2021
◾
President, North America Protein — 2014 to 2018
◾
Global Director, Human Resources Talent Center of Expertise — 2013 to 2014
Other Current Directorships ◾ Cargill, Incorporated

Key Experience and Qualifications

◾
Executive leader in agriculture. Draws upon his depth of expertise in the agriculture industry along with leadership and governance experience as Board Chair and Chief Executive Officer of Cargill, Incorporated.
◾
Deep understanding of business strategy and operations. Leverages over 30 years of experience in leadership, management, and operations, including oversight of shifting demands, supply chain, and finance.
◾
Strategic decision-maker with significant industry experience. Extensive agriculture expertise and comprehensive understanding of industry dynamics enables valuable insights and perspectives for the Board.

16	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

DMITRI L. STOCKTON	Independent I Director Since: 2015 I Age: 61
Committees: Audit Review, Finance	Retired Special Advisor to Chairman and Senior Vice President of General Electric Company and Former Chairman, President, and Chief Executive Officer of GE Asset Management Incorporated

Past Positions

◾
Special Advisor to the Chairman and Senior Vice President of GE (power and water, aviation, oil and gas, healthcare, appliances and lighting, energy management, transportation) — 2016 to 2017
◾
Chairman, President, and Chief Executive Officer of GE Asset Management Incorporated (global investments) and Senior Vice President of General Electric Company — 2011 to 2016
◾
President and Chief Executive Officer of GE Capital Global Banking and Senior Vice President of General Electric Company — 2008 to 2011
Other Current Directorships ◾ Ryder System, Inc. (R) ◾ Target Corporation (TGT) Previous Directorships ◾ Smurfit WestRock plc (SW) ◾ Stanley Black & Decker, Inc. (SWK) ◾ WestRock Company (WRK)

Key Experience and Qualifications

◾
Proven leader with breadth of experience in finance. Over 15 years of leadership experience through his service as Chairman, President, and Chief Executive Officer of GE Asset Management Incorporated and as a senior leader of other business operations.
◾
Deep corporate governance and board oversight experience. Experience with the oversight of risk management, governance, and regulatory compliance from serving as a member of the boards of directors and trustees of global asset management, investment, and employee benefit entities.
◾
Critical thinker with relevant industry experience. Strategically applies his subject matter knowledge of finance, banking, and asset management to offer valuable insights.

SHEILA G. TALTON	Independent I Director Since: 2015 I Age: 73
Committees: Compensation, Corporate Governance	President and Chief Executive Officer of Gray Matter Analytics (healthcare analytics for healthcare providers, payers, and pharma companies) (since 2013)

Past Positions

◾
President and Chief Executive Officer of SGT Ltd. (strategy and technology consulting services) — 2011 to 2013
◾
Vice President of Cisco Systems, Inc. (information technology and solutions) — 2008 to 2011
Other Current Directorships ◾ OGE Energy Corp. (OGE) ◾ Sysco Corporation (SYY)

Key Experience and Qualifications

◾
Strong leader with a dedicated tenure in the technology industry. Draws upon her experience as President and Chief Executive Officer of Gray Matter Analytics and as an officer of other global technology and consulting firms.
◾
Extensive experience with board oversight areas of focus. Experience with compensation, governance, risk management, and other areas developed from service as a member of the boards of directors of global public corporations.
◾
Valuable perspective on the application of technology. Leverages over 15 years of experience in technology industries to provide insights on data analytics and global strategies.

2026 PROXY STATEMENT	17

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Compensation of Directors

We have structured the compensation of our nonemployee directors with the following objectives in mind:

Recognize the substantial investment of time and expertise necessary for the directors to discharge their duties to oversee Deere’s global affairs	Align the directors’ interests with the long-term interests of our shareholders	Ensure that compensation is easy to understand and is regarded positively by our shareholders and employees

We pay nonemployee directors an annual retainer. Committee chairs and the Lead Director receive additional fees for performing those responsibilities. Directors who are employees receive no additional compensation for serving on the Board. We do not pay committee member retainers or meeting fees. We do reimburse directors for expenses related to meeting attendance.

To supplement their cash compensation and align their interests with those of our shareholders, nonemployee directors are awarded restricted stock units (RSUs) after each Annual Meeting. A person who serves a partial term as a nonemployee director will receive a prorated retainer and a prorated RSU award.

Compensation for nonemployee directors is reviewed every year by the Corporate Governance Committee. Management reviews trends in director compensation and data regarding the amounts and types of compensation paid to nonemployee directors at the companies in Deere’s compensation peer group and presents this information to the Corporate Governance Committee. All decisions regarding nonemployee director compensation are recommended by the Corporate Governance Committee and approved by the Board.

The Corporate Governance Committee reviewed compensation for nonemployee directors in August 2025 and did not recommend any changes. The following chart describes the amounts we pay and the value of awards we grant to nonemployee directors as approved by the Board at its August 2024 meeting:

Form of Compensation

Retainer	$140,000
Equity Award	$180,000
Lead Director Fee	$40,000
Audit Review Committee Chair Fee	$25,000
Compensation Committee Chair Fee	$25,000
Corporate Governance Committee Chair Fee	$20,000
Finance Committee Chair Fee	$15,000

Under our Nonemployee Director Deferred Compensation Plan, directors may choose to defer some or all of their annual retainers until they retire from the Board. For deferrals through December 2016, a director could elect to have these deferrals invested in either an interest-bearing account or an account with a return equivalent to an investment in Deere common stock. For deferrals effective in January 2017 and later, directors may choose from a list of investment options, none of which yields an above-market earnings rate.

18	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

CASH RETAINER
STOCK OWNERSHIP REQUIREMENT 5X DIRECTOR’S ANNUAL CASH RETAINER

Our stock ownership guidelines require each nonemployee director to own Deere common stock equivalent in value to at least five times the director’s effective annual cash retainer. This ownership level must be achieved within five years of the date the director joins the Board. RSUs and any common stock held personally by the nonemployee director are included in determining whether the applicable ownership threshold has been reached. Each nonemployee director has achieved stockholdings in excess of the applicable multiple as of the date of this Proxy Statement or is within the five-year compliance period.

We require nonemployee directors to hold all equity awards until the occurrence of one of the following triggering events: retirement from the Board, total and permanent disability, death, or a change in control of Deere combined with a qualifying termination of the director’s service with the Company. Directors may not sell, gift, or otherwise dispose of their equity awards before the occurrence of a triggering event. While the restrictions are in effect, nonemployee directors receive dividend equivalents on the RSUs.

fiscal 2025 DIRECTOR COMPENSATION

In fiscal 2025, we provided the following compensation to our nonemployee directors. The compensation of John C. May, Chairman of the Board, Chief Executive Officer, and President, is shown in the Fiscal 2025 Summary Compensation Table.

	Fees Earned
Name	or Paid in Cash(1)	Stock Awards(2)	Total

Leanne G. Caret	$165,000	$179,988	$344,988
Tamra A. Erwin	$160,000	$179,988	$339,988
R. Preston Feight	$152,564	$179,988	$332,552
Alan C. Heuberger	$147,500	$179,988	$327,488
L. Neil Hunn	$152,500	$179,988	$332,488
Michael O. Johanns	$140,000	$179,988	$319,988
Clayton M. Jones	$46,667	$—	$46,667
Gregory R. Page	$147,500	$179,988	$327,488
Sherry M. Smith	$123,281	$179,988	$303,269
Dmitri L. Stockton	$152,500	$179,988	$332,488
Sheila G. Talton	$140,000	$179,988	$319,988
(1)All fees earned in fiscal 2025 for services as a director, including committee chair and Lead Director fees, whether paid in cash or deferred under the Nonemployee Director Deferred Compensation Plan, are included in this column.
(2)Represents the aggregate grant date fair value of RSUs computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation – Stock Compensation and does not correspond to the actual value that will be realized by the nonemployee directors. The values in this column exclude the effect of estimated forfeitures. All grants are fully expensed in the fiscal year granted based on the grant price. For fiscal 2025, the grant date was March 5, 2025, and the grant price was $467.50 per RSU.

The nonemployee director grant date is seven calendar days after the Annual Meeting. These awards vest one year after grant date but are required to be held until retirement or certain other events. The assumptions made in valuing the RSUs reported in this column are discussed in Note 22, “Share-Based Compensation,” of our consolidated financial statements filed with the SEC as part of our Annual Report on Form 10-K for the fiscal year ended November 2, 2025 (“2025 Form 10-K”). The following table lists the cumulative RSUs held by the nonemployee directors as of November 2, 2025:

Name	RSUs	Name	RSUs

Leanne G. Caret	1,797	Michael O. Johanns	9,316
Tamra A. Erwin	2,924	Gregory R. Page	11,506
R. Preston Feight	530	Dmitri L. Stockton	8,800
Alan C. Heuberger	6,589	Sheila G. Talton	8,800
L. Neil Hunn	1,063

2026 PROXY STATEMENT	19

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Corporate Governance

At Deere, we recognize that strong corporate governance contributes to long-term shareholder value. We are committed to sound governance practices, including those described below:

INDEPENDENCE
◾
All of our director nominees, except our Chairman and CEO, are independent
◾
The independent Lead Director has a role with significant governance responsibilities
◾
All standing Board committees other than the Executive Committee are composed wholly of independent directors
◾
Independent directors meet regularly in executive session without management present

BEST PRACTICES
◾
Directors may not stand for re-election after their 75th birthdays, absent Board approval provided in rare circumstances
◾
Directors may not serve on more than three other public company boards, and sitting public company CEOs may not serve on more than one other public company board
◾
Directors may not serve on the audit committee of more than three public companies, including Deere’s Audit Review Committee
◾
Directors rotate committee membership periodically, as approved by the Board
◾
Our recoupment policy requires an executive to return any incentive compensation found to have been awarded erroneously in the event of a financial restatement
◾
Directors and executives are subject to stock ownership requirements
◾
Directors and executives are prohibited from hedging or pledging their Deere stock

ACCOUNTABILITY
◾
All directors are elected annually
◾
In uncontested elections, directors are elected by majority vote
◾
The Board and each active Board committee conducts an annual performance self-evaluation
◾
Shareholders have the ability to include nominees in our proxy statement (so-called proxy access rights)

RISK OVERSIGHT
◾
The Board oversees Deere’s overall risk management structure
◾
Individual Board committees oversee certain risks related to their specific areas of responsibility
◾
We have robust risk management processes throughout the Company

OUR VALUES

Our actions are guided by our core values: Integrity, Quality, Humanity, Commitment, and Innovation. We are committed to strong corporate governance as a means of upholding these values and ensuring that we are accountable to our shareholders.

WE STRIVE TO LIVE UP TO THESE VALUES IN EVERYTHING WE DO — NOT JUST BECAUSE IT IS GOOD BUSINESS, BUT BECAUSE WE ARE COMMITTED TO STRONG CORPORATE GOVERNANCE.

DIRECTOR INDEPENDENCE

The Board has adopted categorical standards (refer to Appendix A) set forth in our Corporate Governance Policies that help us evaluate each director’s independence. Specifically, these standards are intended to assist the Board in determining whether certain relationships between our directors and Deere or its affiliates are “material relationships” for purposes of the NYSE independence standards. The categorical standards establish thresholds, short of which any such relationship is deemed not to be material. In addition, each director’s independence is evaluated under our Related Person Transactions Approval Policy as discussed in the “Review and Approval of Related Person Transactions” section. Deere’s independence standards meet or exceed the NYSE’s independence requirements.

20	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

In November 2025, we reviewed the independence of each then-sitting director and of our new nominee, applying our categorical independence standards. The reviews considered relationships and transactions between each director (and the director’s immediate family and affiliates) and Deere, Deere’s management, and Deere’s independent registered public accounting firm. The Board specifically considered a contribution by Deere of $350,000 to Business Roundtable, a not-for-profit entity affiliated with Mr. Hunn, and payments made by Deere to suppliers affiliated with certain directors by reason of the relevant directors’ membership on such suppliers’ boards. These transactions were ordinary course and arms’ length, and we expect contributions and transactions of a similar nature to occur during fiscal 2026. The Board concluded that the contribution and transactions with suppliers did not impair independence and therefore, the Board affirmatively determined at its regular December 2025 meeting that no director, other than Mr. May, has a material relationship with Deere and its affiliates and that each director, other than Mr. May, is independent as defined in our categorical independence standards set forth in our Corporate Governance Policies and the NYSE’s listing standards. Mr. May is not independent because of his employment relationship with Deere.

BOARD LEADERSHIP STRUCTURE

John C. May currently serves as Deere’s Chairman, Chief Executive Officer, and President. The position of Chair has traditionally been held by Deere’s Chief Executive Officer. The Board believes the decision as to who should serve as Chair and as Chief Executive Officer and whether the offices should be combined or separated is the proper responsibility of the Board. The Board also believes that having an independent Chair is unnecessary under normal circumstances. Additionally, the enhanced role of the independent Lead Director together with the fact that all directors, other than the Chairman, are independent, provides a strong counterbalance to the non-independent Chairman and Chief Executive Officer roles. The Board’s governance processes preserve Board independence by ensuring regular executive sessions of independent directors that do not include the Chairman as well as an independent evaluation of and communication with members of senior management.

LEAD Director

The Board believes the role of the Lead Director exemplifies Deere’s continuing commitment to strong corporate governance and Board independence. The Board views the independent Lead Director’s role as a liaison between the Chairman and the independent directors and believes that, with the ability to call meetings of independent directors when necessary, the Lead Director’s role improves the independence of the Board’s leadership structure and its role in risk oversight.

The Lead Director is elected by a majority of the independent directors upon a recommendation from the Corporate Governance Committee. The Lead Director is appointed for a one-year term beginning upon election and expiring upon the selection of a successor.

The Board has assigned the Lead Director the following duties and responsibilities:

◾
Preside at all meetings of the Board at which the Chair is not present, including executive sessions of the independent directors;
◾
Serve as liaison between the Chair and the independent directors;
◾
In consultation with the Chair, review and approve the schedule of meetings of the Board, the proposed agendas, and the materials to be sent to the Board;
◾
Call meetings of the independent directors when necessary and appropriate; and
◾
Remain available for consultation and direct communication with Deere’s shareholders.

R. Preston Feight Lead Director since July 2025

R. Preston Feight has served as our independent Lead Director since July 2025. The Board appointed Mr. Feight to this role due to his demonstrated leadership skills, collegiality, and equanimity. Mr. Feight leverages his executive experience and perspective on business strategy to inform his guidance for the Board as Lead Director. Additionally, Mr. Feight uses his breadth of experience in oversight of manufacturing, aftermarket, and captive finance functions to provide key insights for the Board and to strengthen independent oversight of management.

Board Meetings

Under Deere’s bylaws, regular meetings of the Board are held at least quarterly. The Board met eight times during fiscal 2025. The Board meets at a company location other than our World Headquarters from time to time so directors have an opportunity to observe different aspects of our business first-hand. The last such Board meeting was held in December 2024 in Indaiatuba, Brazil, the location of our Brazilian headquarters.

2026 PROXY STATEMENT	21

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Directors are expected to attend Board meetings, meetings of committees on which they serve, and annual shareholder meetings. More specifically, directors are expected to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. During fiscal 2025, all incumbent directors attended 75% or more of the meetings of the Board and committees on which they served. Overall attendance at Board and committee meetings was 96%. All directors then in office attended the Annual Meeting of Shareholders in February 2025.

Each Board meeting normally begins and ends with a session between the CEO and the independent directors. This provides a platform for discussions outside the presence of the non-Board management attendees. The independent directors regularly meet in executive session, without the CEO. Such executive sessions are scheduled and typically occur at each regular Board meeting. The Lead Director presides over these executive sessions.

Each Board meeting also includes an opportunity for directors to meet with key talent from the Company. Our directors use this time to recognize and reward leadership as well as gain valuable insight on the Company’s operations and culture.

Continuing director education

The Company has a continuing director education program that offers a quarterly schedule of voluntary awareness and education materials on relevant topics to the independent members of the Board. The materials are designed to enhance the directors’ understanding of complex or fast-developing subject areas, with topics approved by the Corporate Governance Committee and linked to subjects of discussion at upcoming Board meetings. The program does not serve as a replacement for regular Board meetings, and the extent of content sharing and training that has historically occurred at Board meetings remains consistent.

Topics covered by the continuing director education program in 2025 included a tabletop exercise on cybersecurity, global antibribery and corruption enforcement, and political and economic reviews focused on India and Asia. Board education is delivered through various mediums such as virtual sessions and presentations by external or internal subject matter experts, self-paced online training modules, articles, white papers and periodicals, apps, websites, and blogs. We believe that the education program provides broader context for key Board oversight topics and facilitates deeper subject matter expertise and more active conversations among our directors.

Director TIME COMMITMENT AND service on
other public company boards

While the Board acknowledges the value of having directors with significant leadership experience in other businesses and organizations, directors are expected to ensure that their other commitments do not interfere with their duties and responsibilities as directors of Deere. The Corporate Governance Policies provide that no director may serve on the board of directors of more than three other public companies and no director who is a sitting public company CEO, including the Company’s CEO, may serve on the board of more than one other public company. Further, no director should serve on the audit committee of more than three public companies, including Deere’s Audit Review Committee. Additionally, directors may not exceed any limitations on board or committee memberships that may be established by law, regulation, or the NYSE.

Directors who are considering an invitation to sit on another company’s board must notify the Corporate Secretary on behalf of the Corporate Governance Committee. The director may not accept such an invitation until being advised by the chair of the Corporate Governance Committee that such service would not be contrary to the best interests of the Company, including by determining that the director’s additional commitments would not cause regulatory issues, result in actual or potential conflicts of interest, and would permit sufficient time for, and would not impair the director’s service on, the Board.

Directors are also asked to make the Corporate Governance Committee aware of any appointment to the audit committee or compensation committee of a public company board; any appointment to a committee chair, chair, or lead director position on any public company board; and any other change that could create a conflict of interest or impact the analysis of that director’s independence or ability to serve the Company. The Corporate Governance Committee will review each director’s affiliations in the course of its annual self-assessment and if, whether in the course of this assessment or otherwise, any director’s effectiveness is at any time determined to be materially compromised by other affiliations, the Corporate Governance Committee will address the situation as appropriate. The Board, upon the recommendation of the Corporate Governance Committee, may agree to waive any of these restrictions if it deems such action to be in the best interests of the Company.

22	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

corporate governance practices and other GLOBAL policies

Please visit the Governance section of our website at www.deere.com/corpgov to learn more about our corporate governance practices and to access the following materials:

◾ Leadership Biographies	◾ Code of Ethics	◾ Corporate Governance Policies
◾ Quality Policy	◾ Board committee charters

Please visit the Ethics & Compliance section of our website at www.deere.com/ethics where we highlight our core values and other global policies including the following materials:

◾ Code of Business Conduct	◾ Supplier & Dealer Codes of Conduct	◾ Conflict Minerals Policy
◾ Global Environmental, Health & Safety Policy	◾ Support of Human Rights in Our Business Practices

Additionally, to promote transparency and good corporate citizenship, voluntary disclosures relating to the political contributions of the Company and its political action committee are available at www.deere.com/politicalcontributions.

Global Insider Trading Policy

The Company’s Global Insider Trading Policy applies to transactions in Company securities, including common stock, options, and other derivative instruments (e.g., futures contracts), debt securities, and any other securities the Company may issue, unless the transaction is specifically exempted. The Global Insider Trading Policy applies to our directors, officers, employees, contingent workers, contract workers, agents and consultants. If a covered person has material nonpublic information relating to the Company or its securities, it is the Company’s policy that neither that person nor any related person may buy, sell, gift, or recommend securities of the Company. We believe our Global Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and NYSE listing standards. A copy of our Global Insider Trading Policy was filed as Exhibit 19 to our Annual Report on Form 10-K for the fiscal year ended November 2, 2025.

Board Committees

The Board has delegated certain of its authority to five committees: the Executive Committee, the Audit Review Committee, the Compensation Committee, the Corporate Governance Committee, and the Finance Committee.

Periodically, the Board approves the rotation of certain directors’ committee memberships. The Board believes that committee rotation is generally desirable to ensure that committees regularly benefit from new perspectives and specific director expertise. In May 2025, Alan C. Heuberger was appointed Chair of the Finance Committee, replacing Gregory R. Page, and L. Neil Hunn was appointed Chair of the Compensation Committee, replacing Dmitri L. Stockton. In addition, Mr. Stockton left the Compensation Committee to become a member of the Audit Review Committee. In December 2025, Brian Sikes was appointed to the Compensation and the Corporate Governance Committees.

Each of our Board committees has adopted a charter that complies with current NYSE rules relating to corporate governance matters. Copies of the committee charters are available at www.deere.com/corpgov. Each committee (other than the Executive Committee, which did not meet in 2024 or 2025 and of which Mr. May serves as chair) is composed solely of independent directors. Every committee regularly reports on its activities to the full Board.

2026 PROXY STATEMENT	23

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

AUDIT REVIEW COMMITTEE		Meetings in 2025: 12

Committee Purpose:

◾
Oversees the independent registered public accounting firm’s qualifications, independence, and performance
◾
Assists the Board in overseeing the integrity of our financial statements, compliance with legal and regulatory requirements, and the performance of our internal auditors
◾
Oversees the enterprise risk assessment and management program, including cybersecurity and artificial intelligence risks
◾
Oversees the internal audit function, including maintaining a direct reporting line with the Company’s Chief Audit Executive
◾
Pre-approves all audit and allowable non-audit services by the independent registered public accounting firm
◾
With the assistance of management, approves the selection of the independent registered public accounting firm’s lead engagement partner
◾
All members have been determined to be independent and financially literate under current NYSE listing standards, including those standards applicable specifically to audit committee members
◾
The Board has determined that Ms. Caret, Mr. Feight, Mr. Heuberger, Mr. Page, and Mr. Stockton are “audit committee financial experts” as defined by the SEC and that each has accounting or related financial management expertise as required by NYSE listing standards

Leanne G. Caret Chair	R. Preston Feight

Alan C. Heuberger	Gregory R. Page

Dmitri L. Stockton

COMPENSATION COMMITTEE		Meetings in 2025: 5

Committee Purpose:

◾
Makes recommendations to the Board regarding incentive and equity-based compensation plans
◾
Evaluates and approves the compensation of our executive officers (except for the compensation of our CEO, which is also approved by the full Board), including reviewing and approving the performance goals and objectives that will affect that compensation
◾
Evaluates and approves compensation granted pursuant to Deere’s equity-based and incentive compensation plans, policies, and programs
◾
Retains, oversees, and assesses the independence of compensation consultants and other advisors. The compensation consultant retained by the Committee reviews and assesses the design and approach of our executive compensation program. While the Committee values this advice, ultimately its decisions reflect many factors and considerations. For more information, including identity and independence of the consultant, refer to the CD&A
◾
Oversees our policies on structuring compensation programs for executive officers relative to tax deductibility
◾
Reviews and discusses the Compensation Discussion and Analysis (CD&A) with management and determines whether to recommend to the Board that the CD&A be included in our proxy statement or annual report on Form 10-K
◾
All members have been determined to be independent under current NYSE listing standards, including those standards applicable specifically to compensation committee members

L. Neil Hunn Chair	Tamra A. Erwin

Michael O. Johanns	Brian Sikes

Sheila G. Talton

24	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

CORPORATE GOVERNANCE COMMITTEE		Meetings in 2025: 6

Committee Purpose:

◾
Monitors, develops, and recommends corporate governance policies and oversees our Center for Global Business Conduct
◾
Reviews senior management succession plans and identifies and recommends to the Board individuals to be nominated as directors
◾
Retains and terminates any search firm to be used to identify director candidates
◾
Makes recommendations relating to director criteria
◾
Makes recommendations concerning the size, composition, committee structure and rotations, and the compensation of non-employee directors
◾
Reviews and reports to the Board on the performance and effectiveness of the Board
◾
Oversees the evaluation of our management
◾
Monitors and oversees aspirations and activities related to environmental, sustainability, governance, global work-life safety, product safety, product compliance, and product liability matters
◾
All members have been determined to be independent under current NYSE listing standards

Tamra A. Erwin Chair	R. Preston Feight

Michael O. Johanns	Brian Sikes

Sheila G. Talton

FINANCE COMMITTEE		Meetings in 2025: 4

Committee Purpose:

◾
Reviews the policies, practices, strategies, and risks relating to Deere’s financial affairs
◾
Exercises oversight of the business of Deere’s financial services segment
◾
Formulates our pension funding policies
◾
Oversees our pension plans
◾
Makes recommendations concerning Deere’s capital structure, including dividend and share repurchase activities for the Board
◾
All members have been determined to be independent under current NYSE listing standards

Alan C. Heuberger Chair	Leanne G. Caret

L. Neil Hunn	Gregory R. Page

Dmitri L. Stockton

2026 PROXY STATEMENT	25

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

EXECUTIVE COMMITTEE		Meetings in 2025: 0

Committee Purpose:

◾
Comprised of the Chair of the Board and the chairs of each Board committee
◾
Acts on matters requiring Board action between meetings of the full Board
◾
Has authority to act on matters regarding the management of the business and affairs of the Company, as limited by our bylaws and applicable law
◾
All members, other than Mr. May, are independent

John C. May Chair	Leanne G. Caret

Tamra A. Erwin	Alan C. Heuberger

L. Neil Hunn

Board Oversight of Risk Management

The Board believes that strong and effective internal controls and risk management processes are essential for achieving long- term shareholder value. The Board, directly and through its committees, is responsible for monitoring risks that may affect Deere.

RISK MANAGEMENT APPROACH

We maintain a risk management program with a risk register and structured risk assessment process that supports strategic planning, performance, and decision making. To that end, we identify, categorize, assess, respond to, and monitor risks, escalating as needed. Business and risk leaders identify enterprise risks during an annual risk assessment and each risk is assessed for impact, likelihood, and effectiveness of related controls. We consider the various ways in which risks can affect our business by measuring the impact of those risks against a consistent set of criteria in five different categories, which include the impact to our operations, our financial performance, compliance and legal, our reputation, and our business strategy. We evaluate each risk for an appropriate risk appetite. We determine the inherent risk based on our assessments of impact and likelihood, and the residual risk with the effect of any mitigating controls. Response plans are developed for residual risks that remain above the acceptable level as defined by the risk appetite.

In addition to the structured risk assessment process, functional business leaders across the enterprise meet periodically to review new and evolving risks facing the business that—due to their nature—may not yet be addressed in our risk management program. This group determines appropriate business actions to address emerging risks, which may include assigning risk owners or otherwise incorporating the risk into the structured risk assessment process.

The CEO and his direct reports are responsible for the management and administration of Deere’s risk management processes. These executives provide periodic reports to the Board and the Audit Review Committee regarding the Company’s risk management processes and review high priority areas of enterprise risk with the Board or Board committees at regular meetings and as otherwise necessary to respond to significant threats or risk events.

26	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

BOARD AND COMMITTEE RISK OVERSIGHT RESPONSIBILITIES

Each Board committee is responsible for oversight of risk categories related to its specific areas of focus. The Audit Review Committee oversees the Company’s risk management processes and policies, while the full Board exercises ultimate responsibility for overseeing the risk management function as a whole and has direct oversight responsibility for many risk categories.

In addition, the Board believes that having an independent Lead Director enhances the Board’s independent oversight of the Company’s risk mitigation efforts by enabling consultation between the Chair of the Board and Lead Director on time-sensitive or urgent risks and on appropriate Board structure.

The areas of risk oversight exercised by the Board and its committees are:

BOARD OF DIRECTORS
◾
Oversees all enterprise risks and regularly receives and evaluates reports and presentations from the chairs of the individual Board committees on risk-related matters falling within each committee’s oversight responsibilities as well as from members of management on relevant risk topics
◾
Oversees succession plans and performance evaluations, as well as approves all compensation actions, for our CEO

Audit Review Committee	CoRPORATE GOVERNANCE Committee
◾
Oversees enterprise risk assessment and management processes and policies
◾
Monitors operational, strategic, and legal and regulatory risks by reviewing quarterly (or more frequently, if needed) reports and presentations given by management and operational personnel from legal and corporate governance, finance and accounting, internal audit, information technology, and cybersecurity
◾
Evaluates potential risks related to internal control over financial reporting, information systems, and shares with the full Board oversight responsibility for cybersecurity risks and risks related to artificial intelligence

◾
Monitors potential risks related to our governance practices by, among other things, reviewing succession plans and performance evaluations of the Board, monitoring legal developments and trends regarding corporate governance practices, overseeing aspirations and activities related to environmental (including climate) matters, and evaluating potential related person transactions
◾
Monitors the Code of Business Conduct and compliance risks by, among other things, reviewing quarterly (or more frequently, if needed) reports and presentations by our Chief Compliance Officer, who has the opportunity to discuss further in executive session with the committee
◾
Monitors product safety and other compliance matters by reviewing annual reports and presentations given by management, including environmental, health, and safety (EHS) leaders

COMPENSATION Committee	FINANCE Committee
◾
Monitors potential risks related to the design and administration of our compensation plans, policies, and programs, including our performance-based compensation programs, to promote appropriate incentives that do not encourage executive officers or employees to take unnecessary and/or excessive risks

◾
Monitors operational and strategic risks related to Deere’s financial affairs, including capital structure and liquidity risks, and reviews the policies and strategies for managing financial exposure and contingent liabilities
◾
Oversees the operations of John Deere Financial (JDF) by reviewing periodic reports and presentations given by management, including JDF functional leaders
◾
Monitors potential risks related to funding our U.S. qualified pension plans (other than the defined contribution savings and investment plans) and monitors compliance with applicable laws and internal policies and objectives

2026 PROXY STATEMENT	27

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Shareholder Outreach

We engage in proactive shareholder outreach throughout the year with the goal of continued delivery of sustainable, long-term value to our shareholders. Our efforts include engagement through the proxy season and our sustainability reporting, engagement with shareholders submitting proposals under Rule 14a-8 of the Exchange Act, as may be deemed appropriate, and regular ongoing dialogue with shareholders and potential investors throughout the year. We recognize the value of the insights gained from these interactions and remain committed to regular shareholder engagement activities to better understand shareholder perspective firsthand.

whO WE ENGAGED

During fiscal 2025, we connected with shareholders representing more than 40% of outstanding share ownership to engage in conversations on a variety of topics. Nearly all of those shareholders participated in meetings and offered us valuable insights.

topics we covered
In our conversations with shareholders, we discussed our approach to various topics, which included:
governance	sustainability	executive compensation
technology and innovation	financial performance	Rule 14a-8 shareholder proposals and other related topics

how we responded to what we heard

In response to the shareholder feedback we received in the past few years, we have taken the following actions:

◾
Adhered to the journey of progress on the glidepaths for our Leap Ambitions to enable qualitative discussion about our roadmap with respect to these goals
◾
Continued conversations about our philosophy regarding Board refreshment and composition including Board skills and experiences
◾
Implemented increased STI performance targets for OROA and OROS for fiscal 2025 to further align with Deere’s OROA and OROS aspirations in the Leap Ambitions
◾
Shifted all long-term incentives to be in the form of equity, eliminating the long-term cash component from previous years, to more closely align the interests of our NEOs with those of our shareholders
◾
Supported shareholders’ interest in efficient return on assets by retaining OROA as the metric with the greatest weighting in the STI calculation in fiscal 2025
◾
Enhanced integration with the Leap Ambitions through emphasis on OROS in the STI calculation
◾
Continued alignment with the interest of our shareholders by using relative TSR and relative revenue growth in our long-term incentives
◾
Provided a consolidated report containing information on company strategy, the Leap Ambitions, and outcomes toward sustainability efforts in fiscal 2025 with the Business Impact Report and the Sustainability Impact Report for Brazil

28	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Communication with the Board

Shareholders and other interested parties wishing to communicate with the Board may send correspondence to the Lead Director or the Corporate Secretary, who will submit all correspondence about bona fide issues or questions concerning the Company to the Board or the appropriate committee, as applicable. Communications may be addressed to:

Lead Director, Board of Directors Deere & Company, Department A One John Deere Place Moline, Illinois 61265-8098	Corporate Secretary Deere & Company One John Deere Place Moline, Illinois 61265-8098

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the number of shares of Deere common stock beneficially owned as of December 30, 2025 (unless otherwise indicated), by:

Each person who, to our knowledge, beneficially owns more than 5% of our common stock	Each individual who was serving as a nonemployee director as of December 30, 2025	Each of the named executive officers listed in the Summary Compensation Table of this Proxy Statement	All individuals who served as directors or executive officers on December 30, 2025 as a group

A beneficial owner of stock (represented in column (a) below) is a person who has sole or shared voting power (meaning the power to control voting decisions) or sole or shared investment power (meaning the power to cause the sale or other disposition of the stock). A person also is considered the beneficial owner of shares to which that person has the right to acquire beneficial ownership (within the meaning of the preceding sentence) within 60 days of December 30, 2025. For this reason, the following table includes exercisable stock options (represented in column (b) below), options, restricted shares, and RSUs (represented in column (c) below) that become exercisable or may be settled within 60 days of December 30, 2025. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

All individuals listed in the table below have sole voting and investment power over the shares unless otherwise noted. As of December 30, 2025, Deere had no preferred stock issued or outstanding.

	Shares Beneficially	Exercisable	Options, Restricted Shares, and
	Owned and Held	Options	RSUs Vesting Within 60 Days		Percent of Shares
	(a)	(b)	(c)	Total	Outstanding

Greater Than 5% Owners
Cascade Investment(1)
2365 Carillon Point
Kirkland, WA 98033	23,689,657	—	—	23,689,657	8.74%
The Vanguard Group, Inc.(2)
100 Vanguard Blvd.
Malvern, PA 19355	21,724,420	—	—	21,724,420	8.01%
BlackRock, Inc.(3)
55 East 52nd Street
New York, NY 10055	17,236,799	—	—	17,236,799	6.36%
(1)	The ownership information for Cascade Investment is based on Amendment No. 6 to Schedule 13D filed jointly with the SEC on July 22, 2022 by Cascade Investment, L.L.C., William H. Gates III, and the Bill & Melinda Gates Foundation Trust (“Trust”). Cascade Investment, L.L.C. has sole voting power over 19,771,964 shares, and sole dispositive power over 19,771,964 shares owned. All shares of common stock held by Cascade Investment, L.L.C. may be deemed beneficially owned by Mr. Gates as the sole member of Cascade Investment, L.L.C. The Trust has shared voting power over 3,917,693 shares and shared dispositive power over 3,917,693 shares owned. Mr. Gates, as Co-Trustee of the Trust, may be deemed to have shared beneficial ownership of all shares of common stock held by the Trust.

2026 PROXY STATEMENT	29

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

(2)	The ownership information for The Vanguard Group, Inc. (“Vanguard”) is based on Amendment No. 9 to Schedule 13G filed with the SEC on February 13, 2024 by Vanguard. Vanguard holds the shares in its capacity as a registered investment advisor on behalf of numerous investment advisory clients, none of which is known to own more than five percent of Deere’s shares. Vanguard has shared voting power over 358,856 shares, sole dispositive power over 20,569,764 shares, and shared dispositive power over 1,154,656 shares.
(3)	The ownership information for BlackRock, Inc. (“BlackRock”) is based on Amendment No. 7 to Schedule 13G filed with the SEC on January 29, 2024 by BlackRock. BlackRock holds the shares in its capacity as a registered investment advisor on behalf of numerous investment advisory clients, none of which is known to own more than five percent of Deere’s shares. BlackRock has sole voting power over 15,313,463 shares and sole dispositive power over 17,236,799 shares.

	Shares Beneficially		Options, Restricted Shares, and
	Owned and Held	Exercisable Options	RSUs Available Within 60 Days		Percent of Shares
	(a)	(b)	(c)	Total	Outstanding

Nonemployee Directors(4)(5)
Leanne G. Caret	—	—	1,797	1,797	*
Tamra A. Erwin	950	—	2,924	3,874	*
R. Preston Feight	—	—	530	530	*
Alan C. Heuberger	100	—	6,589	6,689	*
L. Neil Hunn	—	—	1,063	1,063	*
Michael O. Johanns	—	—	9,316	9,316	*
Gregory R. Page	—	—	11,506	11,506	*
Brian Sikes	—	—	88	88	*
Dmitri L. Stockton	—	—	8,800	8,800	*
Sheila G. Talton	—	—	8,800	8,800	*
Named Executive Officers(6)
Ryan D. Campbell	22,652	38,986	—	61,638	*
Joshua A. Jepsen	4,384	17,768	—	22,152	*
Rajesh Kalathur	71,569	85,832	9,101	166,502	*
Deanna M. Kovar	3,341	15,718	—	19,059	*
John C. May	125,911	171,008	39,095	336,014	*
All directors and executive officers as a group
(20 persons)(7)	268,149	429,497	108,710	806,356	*

* Less than 1% of the outstanding shares of Deere common stock.

(4)	The table includes RSUs awarded to directors under the Deere & Company Nonemployee Director Stock Ownership Plan (see footnote (2) to the Fiscal 2025 Director Compensation table). RSUs are payable only in Deere common stock and are settled upon the first to occur of the director’s termination of service, death, or a change in control of Deere, and have no voting rights until they are settled in shares of stock. In addition, directors own the following number of deferred stock units, which are not included in the table above and are payable solely in cash under the terms of the Nonemployee Director Deferred Compensation Plan:

Name	Deferred Units

Michael O. Johanns	3,345
Gregory R. Page	4,363
Dmitri L. Stockton	2,688
(5)	The following table provides information about the nonemployee director awards that are fully vested as well as unvested awards that vest within 60 days of December 30, 2025. Nonemployee director grants vest one year after grant date but are required to be held until retirement.

Name	Vested RSUs	Unvested RSUs	Name	Vested RSUs	Unvested RSUs

Leanne G. Caret	1,412	385	Michael O. Johanns	8,931	385
Tamra A. Erwin	2,539	385	Gregory R. Page	11,121	385
R. Preston Feight	145	385	Brian Sikes	—	88
Alan C. Heuberger	6,204	385	Dmitri L. Stockton	8,415	385
L. Neil Hunn	678	385	Sheila G. Talton	8,415	385
(6)	See the Outstanding Equity Awards at Fiscal 2025 Year-End table for additional information regarding equity ownership for NEOs.
(7)	The number of shares shown for all directors and executive officers as a group includes 28,841 shares owned jointly with family members over which the relevant directors or executive officers share voting and investment power.

30	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Review and Approval of Related Person Transactions

The Board has adopted a written Related Person Transactions Approval Policy that assigns our Corporate Governance Committee the responsibility for reviewing, approving, or ratifying all related person transactions. The written Related Person Transactions Approval Policy applies to three types of “related persons”:

Executive officers and directors of Deere	Any holder of 5% or more of Deere’s voting securities	Immediate family members of anyone in category (1) or (2)

Each year, our directors and executive officers complete questionnaires designed to elicit information about potential related person transactions. In addition, the directors and officers must promptly advise our Corporate Secretary if there are any changes to the information they previously provided. Our Senior Vice President and Chief Legal Officer, Global Law Services & Regulatory Affairs, consults with management and outside counsel, as appropriate, to determine whether any transaction is reasonably likely to be a related person transaction. Transactions deemed reasonably likely to be related person transactions are submitted to the Corporate Governance Committee for pre-approval at its next meeting, unless action is required sooner. In such a case, the transaction would be submitted to the Chair of the Corporate Governance Committee, whose determination would be reported to the full committee at its next meeting.

When evaluating potential related person transactions, the Corporate Governance Committee or its Chair, as applicable, considers all reasonably available relevant facts and circumstances and approves only those related person transactions determined in good faith to be in compliance with or not inconsistent with our Code of Ethics and Code of Business Conduct and in the best interests of our shareholders.

Pursuant to the Related Person Transactions Approval Policy, the Corporate Governance Committee evaluated and approved the following “related persons” transactions as not inconsistent with our Code of Ethics or Code of Business Conduct:

1)	The brother-in-law of Joshua A. Jepsen, Senior Vice President and Chief Financial Officer, is an employee in the Company’s Production and Precision Agriculture reporting segment. Mr. Jepsen does not directly or indirectly supervise his brother-in-law. During fiscal 2025, the employee earned approximately $206,762 in direct cash compensation along with customary employee benefits available to salaried employees generally.
2)	The brother of Deanna M. Kovar, President, Worldwide Agriculture & Turf Division, Production & Precision Agriculture, Sales and Marketing Regions of the Americas and Australia, is a manager in the marketing and sales function of the Company’s Production and Precision Agriculture reporting segment. Ms. Kovar does not directly supervise her brother. The Company has a reporting and decision-making structure in place with respect to the role and functions of Ms. Kovar’s brother that address any appearance of a conflict of interest. During fiscal 2025, the employee earned approximately $405,864 in direct cash compensation along with customary employee benefits available to salaried employees generally.

The compensation of these employees is consistent with that of other employees at the same grade levels.

2026 PROXY STATEMENT	31

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

PROPOSAL
02

Advisory Vote on
Executive Compensation

The Board of Directors unanimously recommends that you
vote FOR the following non-binding resolution:

“RESOLVED, that the shareholders approve the compensation of the NEOs as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the CD&A, tabular disclosures, and other narrative executive compensation disclosures.”

32	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

In accordance with Section 14A of the Exchange Act, we are asking our shareholders to approve, on an advisory basis, the compensation of the named executive officers (NEOs) listed in the Fiscal 2025 Summary Compensation Table of this Proxy Statement. Deere’s practice, which was most recently approved by our shareholders at the 2023 Annual Meeting, is to conduct this non-binding vote annually.

Supporting Statement

PAY FOR PERFORMANCE

Deere’s compensation philosophy is to pay for performance, support Deere’s business strategies, and offer competitive compensation. Our compensation programs consist of complementary elements that reward achievement of both short-term and long-term objectives, including the creation of shareholder value. The metrics used for our incentive programs are either associated with operating performance or are based on a function of Deere’s stock price and tied to revenue growth and total shareholder return. See “Target Compensation Reported Versus Realizable Value” in the Compensation Discussion and Analysis (CD&A), which highlights our success in connecting executive compensation with Deere’s financial performance.

COMPENSATION PHILOSOPHY

The CD&A offers a detailed description of our compensation programs and philosophy. Our compensation approach is supported by the following principles, among others:

We strive to attract, retain, and motivate high-caliber executives	As executives assume more responsibility, we increase the portion of their total compensation that is performance-based or at-risk and tied to long-term incentives	We structure our compensation program to be consistent and aligned with increasing long-term shareholder value	We recognize the need to provide our executives with effective incentives aligned with the interests of our shareholders throughout the business cycle

Favorable Say-on-Pay Result
2025 89.0%

Most recent shareholder advisory vote

At our 2025 Annual Meeting, we held a shareholder advisory vote on executive compensation on which we received the support of approximately 89.0% of votes cast.

EFfect of Proposal

The say-on-pay resolution is non-binding, but the Board values your opinion as expressed through your votes and other communications. Therefore, the Board and the Compensation Committee (the “Committee”) will carefully consider the outcome of the advisory vote when making future compensation decisions. The Company also engages directly with shareholders on an ongoing basis with the goal of incorporating their views into compensation program design. However, the Board believes the Committee is in the best position to consider the extensive information and factors necessary to make independent, objective, and competitive compensation recommendations and decisions that are in the best interests of Deere and its shareholders. Therefore, the final decision regarding the compensation and benefits of our executive officers remains with the Board and the Committee.

2026 PROXY STATEMENT	33

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

EXECUTIVE COMPENSATION Table of contents

compensation discussion and analysis
Executive Summary	35	Indirect Compensation Elements	59
Key Aspects of the 2025 Compensation Program	39	Risk Assessment of Compensation Policies and Practices	62
Direct Compensation Elements	44	Compensation Committee Report	63
Compensation Determination Methodology and Process	56

executive compensation tables and other information
Executive Compensation Tables	64	Option Award Disclosure	79
Pay Ratio Disclosure	75	Equity Compensation Plan Information	80
Pay Versus Performance Disclosure	76	Appendix B–Methodology for Short-Term Incentive Goal Setting	102

Compensation Discussion and Analysis

The following section provides a detailed description of our compensation programs, including the underlying philosophy and strategy, the specific metrics, the relationship between our performance and compensation earned in fiscal 2025, and the Board’s and the Committee’s methodology and processes used to make compensation decisions. For fiscal 2025, our NEOs were as follows:

John C. May	Joshua A. Jepsen
Chairman, Chief Executive Officer, and President	Senior Vice President and Chief Financial Officer

Ryan D. Campbell	Rajesh Kalathur	Deanna M. Kovar
President, Worldwide Construction & Forestry and Power Systems	President, John Deere Financial, and Chief Information Officer	President, Worldwide Agriculture & Turf Division: Production & Precision Ag, Sales and Marketing Regions of the Americas and Australia

34	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Executive summary

Business strategy overview

Deere & Company is a global leader in the production of agricultural, turf, construction, and forestry equipment, delivering intelligent, connected machines and technology solutions that enhance productivity, sustainability, and profitability across industries. Guided by our Smart Industrial Operating Model, Deere integrates precision technologies and data-driven insights to help customers meet the growing needs—for food, fuel, clothing, and infrastructure.

At John Deere, our business is powered by the ingenuity and dedication of our global workforce, united in our purpose to deliver exceptional value to customers and shareholders. While our markets are inherently cyclical—shaped by macroeconomic forces and the variability of agriculture and commodity-based industries—we remain focused on driving sustainable growth and continuous improvement. Our Smart Industrial Operating Model is designed for resiliency across business cycles, emphasizing operational excellence, disciplined capital allocation, and technology-driven solutions to unlock productivity, profitability, and sustainability for our customers. Our business strategy emphasizes achieving superior operating and financial performance throughout business cycles, with core objectives to:

Maintain structurally strong margins through disciplined execution across all phases of the business cycle	Manage capital allocation to deliver solid returns on assets across business cycles	Pursue long-term growth through innovation and investment, while navigating short-term market variability with resilience	Deliver long-term shareholder value growth

LEAP AMBITIONS

In 2022, we introduced our Leap Ambitions, a set of focused goals designed to guide the implementation of our Smart Industrial Operating Model. These Leap Ambitions are built upon a foundation of product quality and manufacturing excellence, supported by a best-in-class dealer channel, and enabled by employees dedicated to solving some of the world’s most important problems. To build on our accomplishments and lay the foundation for sustained growth as we move toward 2030, in December 2025 we refined our Leap Ambitions. In the past few years, we have enhanced integration of the Leap Ambitions with our executive compensation program through emphasis on OROS in the STI calculation and retaining OROA as the metric with the greatest weighting in the STI calculation in fiscal 2025.

OUR EXECUTIVE COMPENSATION PHILOSOPHY: PAY FOR PERFORMANCE

Deere’s executive compensation programs are grounded in our pay-for-performance philosophy, aligning leadership incentives with business results, shareholder outcomes and company strategy. Our short-term and long-term variable pay programs are designed to reward performance relative to key metrics, promoting operational excellence and strategic execution while recognizing the cyclical nature of our industry. Our compensation programs consist of complementary elements that reward achievement of both short-term and long-term objectives, including the creation of shareholder value. With a significant portion of compensation delivered in equity, our programs promote a long-term focus and sustained value creation. For more detail on the structure and components of our compensation programs, please refer to the “Direct Compensation Elements” section of this Proxy Statement.

2026 PROXY STATEMENT	35

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

We review our compensation peer group annually and position target annual compensation at approximately the 50th percentile versus the market, with consideration for each NEO’s individual experience and performance as appropriate. As illustrated in the table below, we believe our incentive programs reinforce the business strategy objectives outlined above through relevant compensation metrics in both our short- and long-term incentive programs.

	Type of Compensation	Metric	Alignment with Business Strategy
Short-Term	short-term incentive (known within Deere as STI)	Operating Return on Operating Assets (OROA)(1)	Return on capital and assets through disciplined asset management and capital allocation
		Operating Return on Sales (OROS)(1)	Profitability through operating margin focus
		Return on Equity (ROE)(1)	Return on equity through efficient use of equity
Long-Term	long-term Incentive (known within Deere as LTI)	Relative Revenue Growth(2)	Sustained growth outperformance
		Relative Total Shareholder Return (rTSR)(3)	Comparative TSR outperformance

(1)	Refer to the “Compensation Metrics Summary for Performance Period Ended 2025” below for a definition of this measure.
(2)	Based on Deere’s annualized revenue growth rate as compared to the performance peer group, as described in further detail below.
(3)	Based on Deere’s three-year total shareholder return as compared to the performance peer group, as described in further detail below.

COMPENSATION METRICS SUMMARY
FOR PERFORMANCE PERIOD ENDED 2025

Deere’s incentive programs are designed to reinforce our pay-for-performance philosophy by focusing leaders on the operational and financial outcomes most critical to our strategy. Despite market headwinds, Deere delivered strong execution and demonstrated operational resilience in fiscal 2025. Structural improvements driven by our Smart Industrial Operating Model enhanced profitability and enabled continued investment in technology and connectivity solutions. Moreover, actions such as inventory reductions and disciplined production management position Deere to respond when demand rebounds and to continue delivering long-term value.

Deere operates in a cyclical industry influenced by various factors such as commodity prices, acreage planted, crop yields, government policies, and uncertainty in macroeconomic trends. The years 2009 and 2016 marked prior points in the business cycle similar to 2025. In fiscal 2025, Deere’s performance on the compensation metrics that drive payouts under our short- and long-term incentive programs surpassed the results achieved in both 2009 and 2016. We believe that the structurally improved nature of our business contributed to above-target payout levels for OROA and OROS. Specifically, fiscal 2025 OROA performance exceeded 2009 and 2016 levels by more than 40%, while OROS outperformed those same periods by over 58%. Similarly, financial services delivered the attainment of maximum payout levels for ROE in 2025 with ROE exceeding 2009 and 2016 performance by over 20%. For fiscal 2025, the shareholder value added (SVA) metric also exceeded the performance in both 2009 and 2016 by more than 400%. However, for the final cycle of the Long-Term Incentive Cash (LTIC) plan, despite exceeding the maximum for the primary metric, three-year accumulated SVA, the below-threshold relative TSR resulted in a reduction of the LTIC payout, underscoring the alignment with shareholder experience and the alignment of pay and performance.

36	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Our fiscal 2025 compensation metric results were as follows:

EQUIPMENT OPERATIONS OROA(1)	EQUIPMENT OPERATIONS OROS(2)	FINANCIAL SERVICES ROE(3)	SHAREHOLDER VALUE ADDED(4) (MILLIONS)
21.7%	12.6%	12.5%	$2,397

(1)	OROA is calculated by dividing the operating profit from equipment operations, which excludes the financial services segment, by the average identifiable assets of the equipment operations, with inventories at standard cost (believed to more closely approximate the current cost of inventory and the company’s investment in the asset). The resulting percentage is the operating return on operating assets. Operating profit is net income before interest income, interest expense, pension and other post-employment benefits (OPEB), corporate expenses (which includes certain foreign exchange gains and losses, certain investment income, and certain corporate administrative and general expenses), and income taxes. Identifiable assets exclude certain corporate assets, primarily equipment operations’ goodwill, retirement benefits, deferred income tax assets, marketable securities, and cash and cash equivalents.
(2)	OROS is calculated by dividing the operating profit from the equipment operations by the net sales of the equipment operations. The resulting percentage is the operating return on sales.
(3)	ROE is calculated by dividing net income attributable to Deere & Company from financial services, which excludes equipment operations, by the average equity of financial services. The resulting percentage is return on equity.
(4)	SVA measures earnings in excess of our cost of capital, or the pretax profit left over after subtracting the cost of enterprise capital. For purposes of calculating SVA, the equipment operations are assessed a pretax cost of assets, which on an annual basis is approximately 12% of the segment’s average identifiable operating assets during the applicable period with inventory at standard cost (believed to more closely approximate the current cost of inventory and the company’s investment in the asset). The equipment operations SVA calculation excludes certain corporate assets (primarily the equipment operations’ goodwill, retirement benefits, deferred income tax assets, marketable securities, and cash and cash equivalents). The financial services segment is assessed an annual pretax cost of average equity of approximately 13%. The cost of assets or equity, as applicable, is deducted from the operating profit or added to the operating loss of each segment to determine the amount of SVA. The total of the SVA of the equipment operations together with the SVA of the financial services segment is our enterprise SVA.

Fiscal 2025 Short-Term Incentive Payouts

Our short-term incentive (STI) program centers on OROA and OROS—metrics selected for their ability to drive disciplined asset management and margin performance. For fiscal 2025, we increased the performance required to achieve funding at any given point in the business cycle, demonstrating a commitment to rigorous performance standards. With continued challenges in market demand levels as noted above, fiscal 2025 represented a trough year, or below 80% of a mid-cycle, and performance against the corresponding goal ranges are noted in the table below. Based on the structurally improved nature of our business and the team’s outstanding focus and customer commitment, overall STI performance was 160.8% of target.

2025 STI PAYOUT

Performance Metric	OROA	OROS	ROE

Performance Result	121.7%	200.0%	200.0%

Weighting	50%	40%	10%

	60.8%	80.0%	20.0%

		Overall Payout 160.8% of target

2026 PROXY STATEMENT	37

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Fiscal 2025 Period-Ending Long-Term Incentive Payouts

Deere continues to deliver strong TSR performance, outperforming the fiscal 2025 performance peer group’s median, which is a subset of the S&P 500 Industrials, in the five- and ten-year periods, and the S&P 500 in the ten-year period.

TOTAL SHAREHOLDER RETURN (TSR)

Performance results for Deere’s long-term incentive plans closing in fiscal 2025 reflect differentiated outcomes across plan components. The final performance period of the Long-Term Incentive Cash (LTIC) plan, while not part of the fiscal 2025 LTI awards, concluded at the end of the year. The LTIC plan was based on cumulative SVA, which measures the company’s ability to generate returns above its cost of capital. For the fiscal 2023 through fiscal 2025 performance period, SVA totaled $17.09 billion against a goal of $7.49 billion, supporting a maximum payout of 200%. However, the relative total shareholder return (rTSR) modifier—based on Deere’s percentile ranking versus its performance peer group (made up of a subset of the S&P 500 Industrials as described in the “Performance Peer Group” discussion in the Compensation Determination Methodology and Process section below) was at the 23rd percentile—which reduced the final payout by 25% to 150%, more closely aligning the result with shareholder experience.

In contrast, the performance stock unit (PSU) component of Deere’s Long-Term Incentive (LTI) program, which measures relative revenue growth against the same performance peer group, did not meet the threshold for payout. Starting from fiscal 2022 revenue of $52.6 billion and ending fiscal 2025 revenue at a trough level in the cycle of $45.7 billion, Deere’s relative revenue growth fell below the 25th percentile of the performance peer group. As a result, there is no payout for the PSU award for the performance period ending in fiscal 2025, reinforcing the rigor of Deere’s performance standards and the alignment of compensation outcomes with strategic, business, and financial results.

2023-2025 LTIC PAYOUT	2023-2025 LTI PAYOUT

38	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

KEY ASPECTS of the 2025 Compensation program

Total compensation for our NEOs for fiscal 2025 consisted of base salary, STI award, and LTI equity award.

Majority of CEO and OTHER NEOs’ Total Compensation was Performance-BAsed

Approximately 92% of our CEO’s 2025 target total compensation was variable and at-risk, and 54% was performance-based compensation. Similarly, 83% of our other NEOs’ annual target total compensation was variable and at-risk and 50% was performance-based compensation. The performance-based portion is based on OROA, OROS, and ROE in the STI program, and three-year relative TSR (50%) and relative revenue growth (50%) in the PSUs, which represent 50% of the total LTI award. These proportions enhance the strong link between pay and performance for our CEO and other NEOs and the alignment of their interests with those of the Company and shareholders.

The table below shows the CEO’s target total direct compensation for fiscal 2025, made up of base salary, STI, and base LTI in the form of PSUs, stock options, and restricted stock units (RSUs), illustrating the high proportion that is performance-based.

		Performance-Based
2025 CEO Target Total Direct Compensation	Salary	STI Target	LTI Target PSUs	LTI Target Stock Options	LTI Target RSUs	Total
John C. May	$1,697,280	$3,394,560	$7,400,000	$3,700,000	$3,700,000	$19,891,840
% of LTI			50%	25%	25%
% of Overall Total	8%	17%	37%	19%	19%	100%

To further reinforce alignment of the interests of the NEOs with those of the Company and shareholders, all NEOs are subject to the Company’s Incentive Compensation Recovery Policy and stock ownership and holding requirements, which require the CEO to hold stock equivalent to 6.0 times base salary and each of the other NEOs to hold stock equivalent to 3.5 times base salary.

Rigorous Targets in long-term and short-term incentives

As discussed above, for the PSUs with a performance period ending in fiscal 2025, actual performance on annualized revenue growth relative to the performance peer group was below the threshold level, resulting in zero payout on the PSUs, clearly demonstrating the rigor of our targets and alignment between pay and performance.

Due to the cyclicality of Deere’s business, the Committee approves goals for OROA and OROS based upon a range of potential conditions rather than a static forecast. This range takes into account the business cycle and other relevant opportunities and risks, and for fiscal 2025, the ranges for all points in the cycle were increased from their prior levels, as Deere strives to continuously raise the bar. There is no discretion in the determination of the goals associated with a specific volume level. Refer to Appendix B “Methodology for Short-Term Incentive Goal Setting” for background on the STI goal setting process and the “Short Term Incentive” section, below.

At the beginning of fiscal 2025, the Committee established targets in the STI program for OROA, OROS, and ROE that were deemed rigorous, aggressive and challenging, attainable only with strong performance at any given position within the business cycle. Specifically, for fiscal 2025 and being at the trough position within the business cycle, the OROA target was set at 21.0%, the OROS target was set at 11.0%, and the ROE target was set at 11.1%.

The Company’s overall STI performance in fiscal 2025 was reflective of a structurally improved business amidst the continuation of challenging market conditions. The OROA of 21.7% and OROS of 12.6% reflect strong performance despite below trough sales from our equipment operations. The payouts were lower than fiscal 2024 in absolute dollar terms.

Finally, despite the Company exceeding the target for the primary metric, three-year SVA, of the LTIC program, the below-threshold relative TSR resulted in a reduction of the LTIC payout by 25%, underscoring alignment with shareholder experience and our pay for performance philosophy.

2026 PROXY STATEMENT	39

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

50% of NEOs’ Equity was Performance-based

In fiscal 2025, 50% of the LTI equity award for the NEOs was in the form of PSUs. The PSUs are tied to two equally weighted, three-year performance metrics of relative revenue growth and relative TSR as compared to the performance peer group. The Committee set the target at the 50th percentile for relative TSR performance and at the 50th percentile for relative revenue growth, which it considered to be rigorous and challenging. The remainder of the LTI equity award for the NEOs was made up of 25% stock options and 25% RSUs, both of which vest in approximately equal annual installments over three years. The stock options are designed to align executive compensation with shareholder interests and only deliver value if the Company’s stock price appreciates after the grant date, thereby directly linking to market performance. The proportion of total compensation that was performance-based further enhances the link between pay and performance for the NEOs and strengthens the alignment of the interests of the executives with shareholders.

PEER GROUP ASSESSED AND REVIEWED ANNUALLY

Each year, the Committee, with the assistance of the compensation consultant, completes a rigorous review of the compensation peer group of comparable companies that is used as a reference point in connection with executive compensation decisions. In this assessment, the Committee evaluates U.S.-based companies with an emphasis on diversified, global, industrial manufacturing companies with comparable sales and market capitalization to those of Deere. The Committee carefully considers the selection criteria, the range of values on such criteria, and the companies included. For fiscal 2025, the Committee determined the appropriate market reference for the NEOs’ target total direct compensation was the median (50th percentile) of the compensation peer group, with consideration for each NEO’s individual experience and performance as appropriate. Consistent with best practices for corporate governance, the Committee has committed to review the compensation peer group annually. Refer to the “Compensation Peer Group” and “Performance Peer Group” discussions in the Compensation Determination Methodology and Process section for additional detail.

40	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Shareholders and the Executive Compensation Program

Say-On-Pay
At the February 2025 Annual Meeting, Deere received the support of 89.0% of shares voted on the advisory say-on-pay proposal.

whO WE ENGAGED

During fiscal 2025, we connected with shareholders representing more than 40% of outstanding share ownership to engage in conversations on a variety of topics. Nearly all of those shareholders participated in meetings and offered us valuable insights.

what we HEARD about our EXECUTIVE COMPENSATION program

In our conversations with shareholders this year, we discussed our approach to executive compensation programs, as well as various sustainability and corporate governance topics important to them. Discussions with shareholders revealed broad alignment with recent changes to our compensation programs and did not indicate any significant disconnect with our compensation programs. We heard shareholders’ views that:

◾
Deere has a strong alignment between business strategy and compensation design
◾
Shareholders appreciate the connection between our strategy and ability to deliver sustainable outcomes to our stakeholders
◾
Shareholders understand how compensation metrics are linked to successful operating performance and impact payouts under Deere’s variable pay programs
◾
Shareholders generally prefer equity over cash as long-term incentive compensation how we responded to what we heard

In response to the feedback received from shareholders, we have taken the following actions in 2025 and recent years:

◾
Implemented increased STI performance targets for OROA and OROS for fiscal 2025 to further align with Deere’s OROA and OROS aspirations in the Leap Ambitions
◾
Implemented changes to our variable pay plans to ensure alignment of pay and performance by: (1) increasing the proportion of performance-based PSUs in our LTI plan to 50%; and (2) adjusting the metric weightings for STI
◾
Shifted all long-term incentives to be in the form of equity, eliminating the long-term cash component from previous years, to more closely align the interests of our NEOs with those of our shareholders
◾
Supported shareholders’ interest in efficient return on assets by retaining OROA as the metric with the greatest weighting in the STI calculation in fiscal 2025
◾
Enhanced integration with the Leap Ambitions through emphasis on OROS in the STI calculation
◾
Continued alignment with the interest of our shareholders by using relative TSR and relative revenue growth in our long-term incentives

2026 PROXY STATEMENT	41

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Target compensation reported versus realizable Value

To illustrate the alignment between compensation and performance, we present realizable pay for our Chairman and CEO compared to the target compensation established by the Board and recommended by the Compensation Committee, generally as reported in the Executive Compensation Tables. Realizable pay reflects actual outcomes—such as annual incentive payouts and the value of equity awards—based on Deere’s financial performance and share price.

We believe this comparison provides a transparent view of how compensation outcomes directly reflect company performance. When Deere meets or exceeds its performance goals and share price remains flat or increases, realizable pay reflects that achievement. When performance falls short or share price declines, realizable pay is correspondingly reduced. The chart below demonstrates the relationship between the reported and realizable pay values in each of the past three years for our CEO.

Target compensation Reported VS. REALIZABLE VALUE

(Millions)

The reported compensation is generally as shown in the Summary Compensation Table or other table and is comprised of (1) the target value for the STI, (2) for fiscal 2023, the target value for the LTIC opportunity granted (the LTIC was discontinued after fiscal 2023, so there are no target or realizable values for the LTIC for fiscal 2024 or fiscal 2025), and (3) the reported value for each component of the LTI granted in the specified year (PSUs, RSUs, and stock options).

The realizable compensation is comprised of (1) STI earned during the specified year reflecting the overall performance of the STI metrics (OROA, OROS, and ROE), (2) the actual value earned from LTIC granted in fiscal 2023 with a performance period ending in fiscal 2025 reflecting the performance of the SVA metric and the rTSR modifier, and (3) equity grants valued using the closing stock price of $461.63 on November 2, 2025 as further detailed below:

◾	PSUs granted in the specified year reflect the actual payout for the 2023-2025 performance period based on relative revenue growth performance, and forecasted payouts for the in-process performance cycles of 2024-2026 and 2025-2027, which are based on the performance of the equally weighted metrics of relative revenue growth and rTSR performance;
◾	RSUs based on the quantity granted during the specified year; and
◾	Stock options based on the intrinsic (in the money) value of options granted in the specified year.

The reported or realizable amounts do not always correspond to amounts reported in the Summary Compensation Table for the applicable fiscal year or to the amounts reported as “Compensation Actually Paid” for the applicable fiscal year in the Pay versus Performance Disclosure.

42	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Snapshot of Compensation Governance

To ensure our compensation program meets Deere’s business objectives without compromising our core values, we regularly compare our compensation practices and governance against market best practices.

What wE DO:	What wE DO not do:

◾
Use a combination of short-term and long-term incentives to ensure a strong connection between Deere’s operating performance and actual compensation delivered
◾
Annually evaluate our compensation and performance peer groups and pay positioning under a range of performance scenarios
◾
Annually review all of our compensation plans, policies, and significant practices
◾
Annually review risks associated with compensation
◾
Include a “double-trigger” change in control provision in our executive Change in Control Severance Program and our current equity plan
◾
Annually review and limit executive perquisites
◾
Retain an independent compensation consultant who does not perform other significant services for Deere
◾
Maintain a recoupment policy compliant with SEC and NYSE rules to ensure accountability in the presentation of our financial statements
◾
Enforce stock ownership requirements to ensure that directors and executives have interests aligned with our shareholders
◾
Provide executive officers with benefits such as health-care insurance, life insurance, disability, and retirement plans generally on the same basis as other full-time Deere employees

◾
Offer employment agreements to our U.S.-based executives
◾
Provide above-market perquisites
◾
Provide tax gross-ups for executives, except for those available to all employees generally
◾
Provide excise tax gross-ups upon a change in control to any employees
◾
Offer above-market earnings on contributions to deferred compensation accounts
◾
Grant stock options with an exercise price less than the fair market value of Deere’s common stock on the date of grant
◾
Re-price stock options without the prior approval of our shareholders
◾
Cash out underwater stock options
◾
Include reload provisions in any stock option grant
◾
Permit directors or employees (including officers), or their respective related persons, to engage in short sales of Deere’s stock or to trade in instruments designed to hedge against declines in Deere’s stock price
◾
Permit directors or officers to hold Deere securities in margin accounts or to pledge Deere securities as collateral for loans or other obligations

2026 PROXY STATEMENT	43

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Direct Compensation Elements

As shown in the 2025 Target Direct Compensation Mix charts, the majority of direct compensation for the NEOs is based on “at-risk” variable pay, with a majority of NEOs’ pay being performance-based. Our performance-based compensation programs fall into two categories: short-term incentives paid in cash based on annual metrics and long-term incentives based on a three-year performance period. Long-term incentives are awarded in the form of equity, with 50% being in the form of PSUs that are performance-based with the remainder being in the form of RSUs and stock options.

The components of our 2025 compensation program are:

	Component	Purpose	Characteristics
Total Direct	Base Salary	Intended to provide stable compensation to executive officers as a fixed cash component	Based on level of responsibility, experience, and sustained individual performance. Base salaries generally target the market median of our compensation peer group.
	Short-Term Incentive (STI)	Annual cash award for profitability and efficient operations during the fiscal year as measured by OROA, OROS, and ROE

Variable cash compensation based on the achievement of performance objectives designed to align our executive officers in pursuing short-term goals. Payout levels are based on actual results and performance must meet a threshold level to achieve a payout, and there is a payout cap of 200% of target. A target STI award is designed to contribute to annual cash compensation and overall compensation and generally targets the market median of our compensation peer group.

	Long-Term Incentive (LTI)	Equity award for creating shareholder value as reflected by relative and absolute stock price and relative revenue growth

Awarded in a combination of both performance- and time-based equity including PSUs, RSUs, and stock options and designed to reward the delivery of long-term strategic objectives and value creation. A base-level LTI award is designed to contribute to overall compensation and generally targets the market median of our compensation peer group.

Total Indirect	Other Additional Benefits	Intended to provide other benefits that align with market offerings to similarly situated executive officers	Limited perquisites, retirement benefits, and deferred compensation benefits.

We compare each component of compensation to the market median level for that component awarded by our compensation peer group. In addition, we strive to have each NEO’s total annual cash compensation and overall compensation at target to generally align to the market median levels for comparable executives.

44	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

2025 Target Direct Compensation MIX

Pay for performance is an essential element of our compensation philosophy. Our performance-based compensation program consists of short-term (STI) and long-term (LTI) components, all driven by metrics that align with Deere’s business strategy.

To enhance the connection between pay and performance, as our NEOs assume greater responsibility and have a greater ability to influence the overall performance of the Company, we award a larger portion of their total compensation in the form of performance-based or “at-risk” incentive awards and a larger portion of their incentive awards in the form of equity. The charts below illustrate the allocation of all fiscal 2025 direct compensation components at target for our CEO and for our other NEOs as a group (except for LTIC, which was eliminated beginning fiscal 2024).

(a)	“At-Risk” implies awards that are subject to performance conditions and/or stock price performance
(b)	Metric driven variable pay
(c)	Stock price driven variable pay

2026 PROXY STATEMENT	45

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

RECENT executive compensation changes

For fiscal 2025, the Committee approved increased STI performance targets to emphasize the rigor and challenging nature of the goals. This further aligns with Deere’s aspirations for OROS and OROA in the Leap Ambitions.

STI goals have increased dramatically over the past ten years. The increased STI goals demonstrate Deere’s commitment to deliver strong financial performance through the cycle. The significant and increasing level of challenge and rigor in the STI program are demonstrated by each of the following:

◾	The fiscal 2025 mid-cycle OROA target is over three times higher than the fiscal 2015 target (e.g., 38% vs. 12%).
◾	The fiscal 2025 OROA threshold at trough is 18%, significantly higher than the 12% required for positive SVA performance. Therefore, if the OROA performance is leading to an STI payout, positive SVA is being generated.
◾	In fiscal 2025, the OROA threshold for payout at trough (18%) was 1.5 times higher than the level needed for a maximum payout in fiscal 2015 at trough (12%). This highlights the significant increase in performance expectations.
◾	Adding OROS as an STI performance metric in fiscal 2022 reinforced the Company’s commitment to its Smart Industrial Operating Model by incorporating a profitability metric as an adjunct to a return metric.
◾	The OROS performance metric reflects increases that pave the way toward achieving our OROS aspiration in the 2030 Leap Ambitions.

The new OROA and OROS goals that applied to participants in the STI plan in fiscal 2025 are below, along with prior year goals demonstrating the increasing rigor.

FISCAL 2025 OROA GOALS

	2015 OROA Goals			2022 - 2024 OROA Goals			2025 OROA Goals
	Trough	Mid-Cycle	Peak	Trough	Mid-Cycle	Peak	Trough	Mid-Cycle	Peak
Maximum	12%	20%	28%	17%	35%	48%	24%	44%	59%
Target	8%	12%	20%	15%	30%	40%	21%	38%	49%
Threshold	4%	8%	12%	12%	20%	28%	18%	27%	36%

FISCAL 2025 OROS GOALS

	2022 - 2024 OROS Goals			2025 OROS Goals
	Trough	Mid-Cycle	Peak	Trough	Mid-Cycle	Peak
Maximum	10%	17.5%	22%	12.5%	20%	24.5%
Target	8.5%	15%	18%	11%	17.5%	20.5%
Threshold	7%	10%	12.5%	9.5%	12.5%	15%

base salary

As part of the annual review of salary levels for each NEO, the Committee considers the following factors:

Level of responsibility and time in position	Individual performance and potential	Internal equity	Base salaries for executives with similar roles and responsibilities at our peer companies

Base salaries generally target the market median of our compensation peer group. Salary increases for the NEOs during fiscal 2025 are reflected in the table below. All salary adjustments for NEOs are approved by the Committee except that salary adjustments of Mr. May, who as our CEO, are recommended by the Committee and approved by all independent members of our Board.

	Base Salary as of	Fiscal 2025	Base Salary as of
Name	Dec. 1, 2023	Salary Increase %	Dec. 1, 2024

John C. May	$1,664,004	2.0%	$1,697,280
Joshua A. Jepsen	$923,784	2.0%	$942,264
Ryan D. Campbell	$971,880	2.0%	$991,320
Rajesh Kalathur	$964,824	2.0%	$984,132
Deanna M. Kovar	$884,004	6.0%	$937,056

46	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Short-Term Incentive (STI)

Awards under the John Deere Short-Term Incentive Bonus Plan are paid in cash based on annual performance metrics.

PERFORMANCE METRICS FOR STI

The Company’s STI program uses metrics for return on assets, profitability, and return on equity. The Committee believes operating margins and the allocation of capital for research and development as well as other investment in a disciplined approach are key drivers to creating long-term shareholder value. For this reason, the Committee has designed the STI program to support our Smart Industrial Operating Model and to motivate our executives and most other salaried employees to focus on profitability, asset optimization, and capital efficiency. To underscore this focus, the performance metrics include operating return on operating assets (OROA) and operating return on sales (OROS) from the equipment operations, and return on equity (ROE) from financial services.

OROA, essentially a measure of return on assets, supports our strategic approach to sound investment of capital and asset utilization and our Leap Ambitions.	OROS, essentially a measure of profitability, demonstrates the commitment to deliver operating margins and supports our Leap Ambitions.	ROE effectively measures the efficient use of equity.

weightings of PERFORMANCE METRICS

OROA is the most heavily weighted STI performance metric at 50%, OROS is the second most heavily weighted metric at 40%, and ROE contributes the remaining 10%.

OROA and OROS are based upon the performance of the equipment operations, which reflects the consolidated results of Production and Precision Agriculture, Small Agriculture and Turf, and Construction and Forestry operations. The emphasis on the OROA and OROS performance of the equipment operations in calculating STI reflects the critical position these operations have as drivers of our business. Equipment operations’ net sales accounted for 85% of our net sales and revenues in fiscal 2025.

fiscal 2025 OROA AND OROS GOALS

The fiscal 2025 OROA and OROS goals approved by the Committee for threshold, target and maximum performance are considered rigorous and challenging and continue to reflect Deere’s focus to structurally improve the financial performance at all points in the cycle and align with Deere’s Leap Ambitions goals.

OROA AND OROS – Equipment Operations MetricS

OROA and OROS goals are developed formulaically to reflect the nature of our end markets. As a smart industrial company, our business requires investment in fixed assets, such as buildings and machinery, as well as research and development that requires significant expenses with longer-term payoffs.

The Committee sets a range of OROA and OROS goals for a variety of potential conditions rather than for a static forecast. This motivates us to be agile and quickly make necessary structural changes to costs, capacity, and assets (especially inventory) as business conditions fluctuate during the year. Refer to Appendix B “Methodology for Short-Term Incentive Goal Setting” for additional background on the STI goal setting process.

2026 PROXY STATEMENT	47

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Based on a percent of mid-cycle of 76% (as determined by the Committee), the following goals were utilized for STI performance in fiscal 2025. Although these targets are lower than the prior year in absolute percentages, the Committee deemed them rigorous, aggressive, and challenging. The difference reflects Deere being at 76% of mid-cycle compared to the prior year, which was 91% of mid-cycle. Because the mid-cycle percentage is below 80%, there is no interpolation below the required performance at 80%, again reinforcing the rigor and stretch required for a payout.

Fiscal 2025 OROA and OROS - % of Mid-Cycle of 76%	OROA	OROS
Maximum	24%	12.5%
Target	21%	11%
Threshold	18%	9.5%

ROE – Financial Services Metric and goals

The STI performance metric for the financial services business is ROE, a key differentiator for how we deliver value to our dealers and customers. ROE was selected because it effectively measures the efficient use of the segment’s equity. Our financial services division is made up of two distinct business models, subsidized and non-subsidized business, where we have different ROE goals and the overall financial services goal represents a weighted average of each. The subsidized business represents approximately 70% of financial services’ business, and the ROE goals for this portion are 10% at threshold, target, and maximum as maximizing profitability is not the purpose of this segment. The non-subsidized portion of the business does intend to utilize equity to earn a profitable return. Consequently, this business has more traditional and progressively more challenging goals. The threshold goal equals the implied after-tax cost of equity for financial services.

FISCAL 2025 ROE Goals

ROE goals are weighted based on the actual mix of subsidized versus non-subsidized business in a fiscal year. The Committee approved the following ROE goals at the beginning of fiscal 2025:

Fiscal 2025 ROE Goals	Subsidized business	Non-subsidized business	Weighted Goals

% of Business	65%	35%
Maximum	10%	16%	12%
Target	10%	13%	11%
Threshold	10%	10%	10%

48	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

APPROVAL OF STI AWARD RATES

At the beginning of the fiscal year, after review and consideration of Deere’s compensation peer group data for target cash bonuses, the Committee approves target STI rates as a percentage of the NEO’s base salary. Regardless of the award amount reached by applying these payout rates, no individual award under the STI plan may exceed $10 million or 200% of target. No changes were made to the target rates for fiscal 2025.

	2024 Target Rate	2025 Target Rate

CEO	200%	200%
Other NEOs	100%	100%

FISCAL 2025 PERFORMANCE RESULTS AND PAYOUT AMOUNTS

The chart below shows the STI performance targets and actual results for fiscal 2025. With mid-cycle sales at 76%, OROA and OROS were calibrated to the 80% level since there is no further interpolation below the 80% level, reflecting Deere’s position in the current business environment. Despite ongoing market headwinds, Deere management’s disciplined asset management and focused margin execution contributed to strong results.

OROA reached 21.7% against a target of 21.0%, resulting in a payout of 121.7%. OROS exceeded expectations, achieving 12.6% versus a target of 11.0%, leading to a maximum payout of 200.0%. These results demonstrate Deere’s ability to maintain profitability and operational efficiency throughout the cycle.

For ROE, due to higher financial services net income, Deere exceeded the maximum performance goal. ROE performance landed at 12.5% compared to a target of 11.1%, resulting in a payout of 200.0%. The overall weighted STI payout for fiscal 2025 was 160.8%, reflecting strong execution across the enterprise and alignment with Deere’s performance-based compensation philosophy.

Minimum
0%
50%
Target
100%
Maximum
200%
Metric Payout
Metric Weighting
Weighted Payout %
Equipment Operations OROA
% of Mid-Cycle: 76%
21.7%
18.0%
21.0%
24.0%
121.7%
50%
60.8%
Equipment Operations OROS
% of Mid-Cycle: 76%
12.6%
9.5%
11.0%
12.5%
200.0%
40%
80.0%
Financial Services ROE
12.5%
10.0%
11.1%
12.1%
200.0%
10%
20.0%
Actual Weighted Performance as a % of Target
160.8%

2026 PROXY STATEMENT	49

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

STI AWARD CALCULATIONS

The amount of the STI award paid to the NEOs is calculated as follows:

eligible earnings for the fiscal year	Target STI rate	Actual performance as a percentage of target	STI award amount

Based on the 160.8% STI payout, actual STI awards paid to the NEOs are shown in the table below.

	Fiscal 2025		Target Award as a				Actual Performance as a		Fiscal 2025
Name	Eligible Earnings		Percentage of Salary		Target Award		Percentage of Target(1)		STI Award Payout

John C. May	$1,694,507	x	200%	=	$3,389,014	x	160.8%	=	$5,450,551
Joshua A. Jepsen	$940,724	x	100%	=	$940,724	x	160.8%	=	$1,512,966
Ryan D. Campbell	$989,700	x	100%	=	$989,700	x	160.8%	=	$1,591,735
Rajesh Kalathur	$982,523	x	100%	=	$982,523	x	160.8%	=	$1,580,192
Deanna M. Kovar	$932,635	x	100%	=	$932,635	x	160.8%	=	$1,499,957
(1)	Actual performance as a percentage of target is rounded.

Long-Term Incentive (LTI) Awards

LTI is designed to reward the NEOs for creating sustained shareholder value, encourage the ownership of Deere stock, foster teamwork, and retain and motivate high-caliber executives while aligning their interests with those of our shareholders. LTI awards are made under the John Deere 2020 Equity and Incentive Plan, which was approved by our shareholders at the Annual Meeting in February 2020. LTI awards tie a significant portion of NEO compensation to the Company’s performance over time and include 50% performance-based awards.

LTI awards consist of the following three equity components awarded annually:

Performance Stock Units (PSUs)	Restricted Stock Units (RSUs)	Market-priced stock options

FISCAL 2025 LTI AWARD OVERVIEW FOR The NEOs

All of the long-term incentive compensation for our executive officers in fiscal 2025 was awarded in the form of equity. The mix of equity awards for our executive officers is shown in the following chart.

	Weighting	Performance measurements	Vesting period	Objective

PSUs		Relative revenue growth(1) and relative TSR(2), in equal proportions	Cliff vest on the third anniversary of the grant date	Motivate and reward relative outperformance, demonstrate management contribution in excess of market performance
RSUs		Stock price appreciation	Vest in approximately equal annual installments over three years

Encourage ownership and retention while providing immediate alignment with the interest of shareholders; have upside potential but deliver some value even during periods of market or stock price underperformance

Stock Options		Stock price appreciation	Vest in approximately equal annual installments over three years; expire ten years from the grant date	Aligns management’s interest with shareholders, rewarding for stock price appreciation
(1)	Based on Deere’s annualized revenue growth rate as compared to the performance peer group.
(2)	Based on Deere’s three-year total shareholder return as compared to the performance peer group.

50	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

APPROVAL OF LTI EQUITY AWARD VALUES

The Committee established award values of LTI grants for the NEOs based on the following criteria:

Level of responsibility	Individual performance	Current market practice	Peer group data	Consideration of the dilution to shareholders

LTI AWARD CALCULATIONS

Near the beginning of each fiscal year, the Committee reviews compensation peer group data, focusing on median long-term incentive (LTI) award opportunities. Based on this review, the Committee establishes an initial base LTI value and approves both the grant mix and the dollar value for a base-level equity award.

The amount of the LTI award granted to the NEOs is calculated as follows:

Base Award Value	PERFORMANCE ADJUSTMENT FACTOR	ADJUSTED AWARD VALUE

LTI base level equity awards may be adjusted by a performance adjustment factor to distinguish an NEO’s performance, deliver a particular LTI equity value, or reflect other adjustments as the Committee deems appropriate. For fiscal 2025 LTI base level equity awards, the Committee approved a performance adjustment factor range of an increase or decrease of up to +/-20%. The CEO recommends the adjustment for each senior officer, including the NEOs other than himself, to the Committee for its review. The recommendations are based upon execution and progress on pre-established objectives that may include quantitative and qualitative targets categorized in the areas of:

◾	Business Execution‒Deliver financial and operating results
◾	Innovation for Sustainability‒Develop next-generation customer solutions through our innovations and investments in digital, automation, autonomy, and electrification
◾	Leadership and Human Capital‒Demonstrate leadership skills and champion Deere’s higher purpose principles, drive the company culture and engagement, and attract, develop, and retain our workforce

The Committee evaluates the CEO’s performance and recommends the adjustment for the CEO’s base-level equity award. This recommendation is based upon the same categories applied to the other senior officers and is reviewed with, and approved by, the other independent directors of the Board.

For fiscal 2025, the adjustments to base-level equity awards recognize the senior officers’ individual performance and execution in the categories set forth above. The Committee approved adjustments to base-level award values ranging up to 20% to recognize the accomplishments of the CEO and individual NEOs. LTI equity awards were approved for the NEOs as follows:

	Base Award		Performance		Adjusted
Name	Values		Adjustment		Award Values(1)

John C. May	$14,800,000	x	115%	=	$17,020,000
Joshua A. Jepsen	$3,600,000	x	115%	=	$4,140,000
Ryan D. Campbell	$3,600,000	x	115%	=	$4,140,000
Rajesh Kalathur	$3,600,000	x	110%	=	$3,960,000
Deanna M. Kovar	$3,600,000	x	110%	=	$3,960,000
(1)	The amounts shown include PSUs valued at the stock price on the date of grant assuming a target payout.

See the Fiscal 2025 Grants of Plan-Based Awards table and footnotes for more information on LTI equity awards delivered, and how they were valued for purposes of the tables as well as the terms of the awards.

The grant price is the closing price of Deere common stock on the NYSE on the grant date and is used to determine the number of PSUs, RSUs, and stock options to be awarded. Awards granted in previous years are not a factor in determining the current year’s LTI award, nor is potential accumulated wealth.

2026 PROXY STATEMENT	51

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

PERFORMANCE TARGETS FOR PSUs granted in 2025

For PSUs granted in fiscal 2025 (December 2024), the actual number of shares to be issued upon vesting will be based on Deere’s revenue growth and total shareholder return relative to the performance peer group with equal weighting for the three-year performance period ending in 2027 and measured as of the end of the performance period. The performance peer group is approved by the Committee at the start of the performance period. The calculations for the payout of the fiscal 2025 PSU award will be as follows:

50% of PSUs Awarded	relative Revenue Growth Payout %	PSU PAYOUT BASED ON REVENUE GROWTH METRIC

50% of PSUs Awarded	relative TSR Payout %	PSU PAYOUT BASED ON TSR METRIC

The PSU payout based on the relative revenue growth metric, together with the PSU payout based on the relative TSR metric, will make up the PSU award for the performance period ending in 2027.

The number of PSUs that vest and convert to shares from the PSU award for the performance period ending in 2027 can range from 0% to 200% of the number of PSUs awarded, depending on Deere’s relative performance during the performance period, as illustrated in the following table. These performance targets reflect the Committee’s belief that median levels of relative performance should generally lead to median levels of compensation. Additionally, setting the target at the 50th percentile is also substantially aligned with the competitive market, with the majority of peer companies setting the target at the median.

Deere’s Revenue Growth or TSR Performance Relative to	% of Target Shares
the Performance Peer Group	Earned (Payout %)(1)

At or above 75th percentile	200%
At 50th percentile	100%
At 25th percentile	25%
Below 25th percentile	0%

(1)	Interim points are interpolated.

summary of PSU awards

Each PSU award is based on a performance period of three fiscal years resulting in overlapping periods. The potential payout for each PSU award ranges from 0 to 200 percent. For the three outstanding PSU awards as of 2025 fiscal year end, the table below illustrates each performance period and the corresponding performance measures and weights.

Fiscal Year Award	3-Year Performance Period(1)	Performance Measures and Weights	Potential Payouts	PSU Payout Date
				2025	2026	2027

2023-2025 PSUs	10/31/2022 to 11/02/2025	100% Relative Revenue Growth	0 - 200%	12/14/2025

2024-2026 PSUs	10/30/2023 to 11/01/2026	50% Relative Revenue Growth 50% Relative TSR	0 - 200%		12/13/2026

2025-2027 PSUs	10/28/2024 to 10/31/2027	50% Relative Revenue Growth 50% Relative TSR	0 - 200%			12/11/2027

(1)	The performance periods reflect the full fiscal years covered by each PSU award. Relative revenue growth is calculated for those periods as of a date specified in the terms of the PSU awards. This date is November 15 for the 2023-2025 PSUs and 2024-2026 PSUs and is November 1 for the 2025-2027 PSUs.

52	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Long-term incentive PSU payout FOR PERFORMANCE PERIOD ENDED FISCAL 2025

The performance period for PSUs granted in fiscal 2023 (December 2022) ended on November 2, 2025. The performance peer group for this period was approved by the Committee at the start of the performance period.

psu PERFORMANCE TARGETS FOR PERFORMANCE PERIOD ENDed fiscal 2025

The calculation for the payout of the fiscal 2023 PSU award was as follows:

100% of PSUs Awarded	RELATIVE Revenue Growth Payout %	PSU PAYOUT

The number of PSUs that vest and convert to shares from the PSU award for the performance period ended on November 2, 2025 could range from 0% to 200% of the number of PSUs awarded, depending on Deere’s relative revenue growth performance during the performance period, as illustrated in the following table:

Deere’s Revenue Growth Relative to	% of Target Shares
the Performance Peer Group	Earned (Payout %)(1)

At or above 75th percentile	200%
At 50th percentile	100%
At 25th percentile	25%
Below 25th percentile	0%

(1)	Interim points are interpolated.

These performance targets reflect the Committee’s belief that median levels of relative performance should generally lead to median levels of compensation. Setting the target at the 50th percentile is also substantially aligned with the competitive market, with the majority of peer companies setting the target at the median.

PSU payout FOR PERFORMANCE PERIOD ENDED FISCAL 2025

The final number of shares earned was based on Deere’s annualized revenue growth relative to the performance peer group over the three-year performance period. The Committee made its final payout determination following a review of the relative revenue growth performance of Deere versus the performance peer group companies. Starting from fiscal 2022 revenue of $52.6 billion and ending fiscal 2025 revenue at $45.7 billion, Deere’s revenue growth reflects the impact of the trough cycle, resulting in performance at the 11th percentile. Because performance was below the 25th percentile, the PSU awards concluding in fiscal 2025 resulted in no payout.

2026 PROXY STATEMENT	53

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Long-term incentive cash (LTIC) payout FOR PERFORMANCE PERIOD ENDED FISCAL 2025

To further emphasize LTI equity and simplify our compensation program, the Committee discontinued the use of the LTIC plan for performance periods that would have begun in fiscal 2024 and thereafter, and allowed the LTIC in-process performance periods to continue. The performance period ending in fiscal 2025 represents the final three-year performance period under the LTIC program.

The payout for the performance period ended fiscal 2025 used a three-year SVA metric with a modifier based on three-year relative TSR performance. The following chart details the threshold, target, and maximum accumulated SVA goals for the remaining performance period that included fiscal 2025. The target and maximum goals for the performance period ending in 2025 represented a 30% increase from the performance period that ended in fiscal 2024. Payout percentages are linearly interpolated for SVA performance between the points.

Fiscal 2023
SVA Goals for LTIC	through Fiscal 2025

SVA Goal for Maximum Payout	$14,980 million
SVA Goal for Target Payout	$7,490 million
Threshold SVA Required for Payout	$5 million

MODIFICATION OF AWARDS BASED ON RELATIVE TSR (rTSR)

LTIC payouts may be modified based on rTSR performance as compared to the performance peer group. The comparator peer group utilized for the PSU metrics is also used for the rTSR comparator group. Performance at the 50th percentile will have no adjustment to the payout as the modifier will be 100%. Payout percentages are linearly interpolated for rTSR performance between the points as illustrated below.

Performance Bend Points	Percent of Award Earned

At or above 75th percentile	125%
50th percentile	100%
At or below 25th percentile	75%

The LTIC award opportunity was capped and could not exceed 200% of target. For example, if SVA performance was at maximum, the LTIC payout could not exceed 200% of target even if rTSR performance was above 50th percentile.

rTSR PERFORMANCE FOR LTIC PERFORMANCE PERIOD ENDed FISCAL 2025

Deere’s TSR during the three-year performance period from October 31, 2022 to November 2, 2025 was 21.2%, calculated based on stock price appreciation and reinvested dividends over that period. This performance ranked at the 23rd percentile as compared to the performance peer group, resulting in a 25% reduction to the payout.

54	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

FISCAL 2025 PERFORMANCE RESULTS FOR LTIC

The LTIC payout percentage for fiscal 2025 was calculated as follows:

Fiscal Year	SVA (in millions)

2023	$9,318
2024	$5,373
2025	$2,397
Accumulated SVA for 2023 - 2025 performance period	$17,088
SVA Goal for Target Payout	$7,490
Accumulated SVA % of Target for Current Year (Capped at 200%)	200.0%
Multiplied by rTSR Modifier	75.0%
Actual Performance as % of Target	150.0%

LTIC AWARD CALCULATIONs

The amount of the LTIC award paid to an NEO was calculated as follows:

eligible earnings FOR the FISCAL YEAR	Target LTIC rate	Actual performance as a percent of target	rTSR Modifier	LTIC award amount

Based on the 150.0% payout reflected above, actual LTIC awards paid to the NEOs are shown in the table below.

	Fiscal 2025						SVA Performance Payout				Fiscal 2025
Name	Eligible Earnings		Target LTIC Rate		Target Award		Before Modifier		rTSR Modifier		LTIC Award Payout

John C. May	$1,694,507	x	135%	=	$2,287,584	x	200.0%	x	75.0%	=	$3,431,377
Joshua A. Jepsen	$940,724	x	105%	=	$987,760	x	200.0%	x	75.0%	=	$1,481,640
Ryan D. Campbell	$989,700	x	105%	=	$1,039,185	x	200.0%	x	75.0%	=	$1,558,778
Rajesh Kalathur	$982,523	x	105%	=	$1,031,649	x	200.0%	x	75.0%	=	$1,547,474
Deanna M. Kovar	$932,635	x	105%	=	$979,267	x	200.0%	x	75.0%	=	$1,468,900

2026 PROXY STATEMENT	55

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Compensation Determination Methodology and Process

Independent Review and Approval of Executive Compensation

The Committee is responsible for reviewing and approving goals and objectives related to incentive compensation for the majority of salaried employees. In particular, the Committee evaluates the NEOs’ performance in relation to established goals and ultimately approves compensation for the NEOs (except for the CEO, which is also approved by all independent members of the full Board). All substantive responsibilities related to the determination of compensation of the NEOs are undertaken exclusively by the members of the Committee, all of whom are independent under current NYSE listing standards.

The Committee periodically reviews the components of our compensation program to ensure the program is aligned with our business strategy, Deere’s performance, and the interests of our employees and shareholders. In addition, the Committee regularly reviews market practices for all significant elements of executive compensation and approves necessary adjustments to ensure Deere’s compensation remains competitive.

Generally, at the Board meeting in August, the independent members of the full Board (in executive session without the CEO present) evaluates the CEO’s performance. The Committee considers the results of that evaluation when providing recommendations to the independent members of the Board for the CEO’s compensation for consideration and approval at the Board meeting in December. The CEO does not play a role in and is not present during discussions regarding his own compensation.

The CEO plays a significant role in setting the compensation for the other NEOs. In advance of the Committee meeting in December, the CEO evaluates each NEO’s (other than himself) individual performance and recommends changes to the NEOs’ base salaries and LTI awards. The CEO is not involved in determining the STI and LTIC award payouts because they are calculated using predetermined factors. The Committee has the discretion to accept, reject, or modify the CEO’s recommendations. No other executive officers play a substantive role in setting an NEO’s compensation.

The Role of the Compensation Consultant

The Committee may, in its sole discretion, engage the services of independent advisers such as a compensation consultant or legal counsel to assist in the performance of its duties. The Committee retained Semler Brossy Consulting Group, LLC (Semler Brossy) as its compensation consultant in May 2025, prior to which Pearl Meyer & Partners, LLC (Pearl Meyer) served as the Committee’s compensation consultant.

Pearl Meyer reviewed and assessed, and Semler Brossy reviews and assesses, our executive compensation program design and our compensation approach relative to our performance and the market. The Committee has sole responsibility for setting and modifying the fees paid to the consultant, determining the nature and scope of its services, and evaluating its performance. The Committee may terminate the engagement of the consultant or hire another compensation consultant at any time.

Semler Brossy regularly meets independently with the Chair of the Committee and regularly participates in Committee meetings, including executive sessions with the Committee (without any executives or other Deere personnel present), to review executive compensation data and discuss executive compensation matters, as Pearl Meyer did earlier in the year. While the Committee values this expert advice, ultimately the Committee’s decisions reflect many factors and considerations. Management works with the consultant at the Committee’s direction to develop materials and analyses, such as competitive market assessments and summaries of current legal and regulatory developments, which are essential to the Committee’s compensation determinations.

The Committee reviewed the qualifications, independence and any potential conflicts of interests of Pearl Meyer annually and of Semler Brossy prior to its engagement. Neither firm provided or provides, as applicable, other significant services to Deere nor has any other direct or indirect business relationship with Deere or any of its affiliates. Taking these and other factors into account, the Committee has determined that the work performed by Pearl Meyer did not raise any conflict of interest, and that the work performed by Semler Brossy does not raise any conflicts of interest. Additionally, based on its analysis of the factors derived from SEC and NYSE regulations and identified in the Committee’s charter as being relevant to compensation consultant independence, the Committee has concluded that Pearl Meyer was, and Semler Brossy is, independent of Deere’s management.

56	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Market Analysis

COMPENSATION PEER GROUP

Executive compensation is evaluated against a peer group of leading U.S.-based companies (with an emphasis on industrial manufacturing companies) that are generally characterized by large global operations, a diversified business, and/or roughly comparable annual sales and market capitalizations to Deere. Compensation paid by our compensation peer group is representative of the compensation we believe is required to attract, retain, and motivate executive talent. On at least an annual basis, the Committee works with its independent consultant to review the composition of the peer group to determine whether any changes should be made and to confirm that it remains an appropriate point of reference for NEO compensation.

For fiscal 2025, the compensation peer group continues to include 16 companies. Emerson Electric Co. was removed due to divestitures, which resulted in a revenue profile no longer aligned with Deere and the remaining peer companies. General Electric Company was added as it now meets the selection criteria described above. The table below outlines the companies included in the fiscal 2025 compensation peer group used for market analysis.

Company	Ticker	Revenue (M)(1)	Market Capitalization (M)(2)	Employees(1)

3M Company	MMM	$32,681	$60,379	85,000
Archer-Daniels-Midland Company	ADM	$96,896	$38,521	40,360
The Boeing Company	BA	$77,794	$157,693	171,000
Carrier Global Corporation	CARR	$22,098	$48,203	53,000
Caterpillar Inc.	CAT	$67,060	$150,521	109,100
Cisco Systems, Inc.	CSCO	$58,034	$205,287	84,900
Cummins Inc.	CMI	$34,065	$33,958	73,600
Eaton Corp. plc	ETN	$23,196	$96,159	92,000
General Electric Company	GE	$67,954	$138,911	125,000
General Dynamics Corporation	GD	$42,272	$70,736	111,600
Honeywell International Inc.	HON	$36,662	$138,251	97,000
Intel Corporation	INTC	$54,228	$211,854	124,800
Johnson Controls International plc	JCI	$26,819	$39,234	100,000
Lockheed Martin Corporation	LMT	$67,571	$112,448	122,000
PACCAR Inc	PCAR	$35,127	$51,078	31,100
RTX Corporation	RTX	$68,920	$120,714	185,000

75th Percentile		$67,667	$141,813	122,700
Median		$48,250	$104,304	98,500
25th Percentile		$33,719	$50,360	82,075

Deere & Company	DE	$61,222	$112,066	83,000
Deere Percentile		62nd	53rd	26th
(1)	Reflects data based on the last twelve months of data as of April 9, 2024 for all peers but Intel and Archer-Daniels Midland Company which are as of October 31, 2023 per S&P Capital IQ.
(2)	Reflects data based on the last twelve months of data as of December 31, 2023 as reviewed by the Committee at the time of its approval of the peer group for fiscal 2025.

2026 PROXY STATEMENT	57

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

PERFORMANCE PEER GROUP

The relative performance metrics of TSR and revenue are measured against a peer group comprised of a subset of the S&P 500 Industrials. The peer group is developed by starting with the S&P 500 Industrials and then removing companies that are not manufacturing and/or related to the agricultural or construction cycles. Industries removed include Air Freight & Logistics, Airlines, Commercial Services & Supplies, Professional Services, and Trading Companies & Distributors. Within the relevant industries, qualitative discretion was applied to determine suitability and maintain consistency. Companies with significant U.S. government revenue are excluded since stock price and revenue are significantly driven by government actions. The performance peer group for the performance period ending in fiscal 2025 included the 43 companies listed below.

Machinery	DIVERSIFIED INDUSTRIALS	Electrical & Automation	Aerospace & Defense
◾
Caterpillar Inc.
◾
Cummins Inc.
◾
Dover Corporation
◾
Flowserve Corporation
◾
Fortive Corporation
◾
IDEX Corporation
◾
Illinois Tool Works Inc.
◾
Ingersoll Rand Inc.
◾
Otis Worldwide Corporation
◾
PACCAR Inc
◾
Parker-Hannifin Corporation
◾
Pentair plc
◾
Snap-on Incorporated
◾
Xylem Inc.
	◾ 3M Company ◾ Honeywell International Inc. ◾ Roper Technologies Inc.	◾ AMETEK, Inc. ◾ Eaton Corporation plc ◾ Emerson Electric Co. ◾ Rockwell Automation, Inc.	◾ GE Aerospace ◾ Howmet Aerospace Inc. ◾ Textron Inc. ◾ The Boeing Company ◾ TransDigm Group Incorporated

	TRUCKING & Rail	Construction & Engineering	Building products
	◾ CSX Corporation ◾ J.B. Hunt Transport Services, Inc. ◾ Kansas City Southern ◾ Norfolk Southern Corporation ◾ Old Dominion Freight Line, Inc. ◾ Union Pacific Corporation ◾ Wabtec Corporation	◾ Jacobs Solutions Inc. ◾ Quanta Services, Inc.
◾
A.O. Smith Corporation
◾
Allegion plc
◾
Carrier Global Corporation
◾
Fortune Brands Home & Security, Inc.
◾
Johnson Controls International plc
◾
Masco Corporation
◾
Stanley Black & Decker, Inc.
◾
Trane Technologies plc

Annually, the Committee works with its independent consultant to review the composition of the performance peer group. The Committee approved the following changes to the performance peer group for the three year performance periods beginning in fiscal 2024 and fiscal 2025: (1) the addition of Generac Holdings Inc. and Nordson Corporation; and (2) the removal of Flowserve Corporation; Fortune Brands Home & Security, Inc.; Jacobs Solutions Inc.; Kansas City Southern; Roper Technologies Inc.; and TransDigm Group Incorporated.

58	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Indirect Compensation Elements

Perquisites

We offer our NEOs various, limited perquisites that the Committee believes are reasonable in order to remain competitive. These perquisites, which are described in footnote (6) to the Fiscal 2025 Summary Compensation Table, constitute a small percentage of the NEOs’ total compensation. The Committee conducts an annual review of the perquisites offered to the NEOs. In addition to the items listed in footnote (6), NEOs, as well as other selected employees, are provided indoor parking at no incremental cost to Deere.

The personal safety and security of employees is of utmost importance to Deere. The Company provides security for all employees, as appropriate based on an assessment of risk, which includes consideration of the employee’s position and work location. Personal security for the NEOs and other employees is aligned with the intent of the Company’s security program to help employees securely and safely conduct business. The Committee believes the costs of our security program are an appropriate and necessary business expense and does not consider such security costs to be a perquisite. Pursuant to SEC guidance, we have reported the aggregate incremental costs of the security monitoring and patrols in the “All Other Compensation” column of the Fiscal 2025 Summary Compensation Table.

The Board requires the CEO to use a Company-owned aircraft for all business and personal travel because the ability to travel safely and efficiently provides substantial benefits that justify the cost. The geographic location of Deere’s headquarters in the Midwest, more than 150 miles from a major metropolitan airport, makes personal and business travel challenging. Moreover, traveling by a Company aircraft allows the CEO to conduct business confidentially while in transit. Personal use of the Company aircraft by other NEOs is minimal and must be approved by the CEO.

Retirement Benefits

All of our NEOs are currently accruing benefits under the same defined benefit pension plan, which includes the same plan terms that apply to most qualifying U.S. salaried employees. The defined benefit pension plan was closed to new participants as of January 1, 2023. We also maintain two additional defined benefit pension plans in which some of our NEOs may participate: the Senior Supplementary Pension Benefit Plan (the “Senior Supplementary Plan”) and the John Deere Supplemental Pension Benefit Plan (the “Deere Supplemental Plan”). The Senior Supplementary Plan is also available to other participants who are accruing benefits under the defined benefit pension plan.

The tax-qualified defined benefit pension plan has compensation limits imposed by the Internal Revenue Code. The Senior Supplementary Plan provides participants with the same benefit they would have received without those limits. This avoids the relative disadvantage that participants would experience compared to other qualified plan participants. The Deere Supplemental Plan is designed to reward career service at Deere for those who were above a specified grade level prior to November 1, 2014 by utilizing a formula that takes into account only years of service above that grade level. Mr. Jepsen is not covered by the Deere Supplemental Plan. We believe the defined benefit plans serve as important retention tools, provide a level of competitive income upon retirement, and reward long-term employment and service as an officer of Deere. In addition, the fact that the Senior Supplementary and Deere Supplemental Plans are unfunded (with benefit payments under these plans being made out of the general assets of Deere), and therefore at-risk if Deere were to seek bankruptcy protection, creates a strong incentive for the NEOs to minimize risks that could jeopardize Deere’s long-term financial health. For additional information, see the Fiscal 2025 Pension Benefits Table, along with the accompanying narrative and footnotes.

We also maintain a tax-qualified defined contribution plan, the John Deere Savings and Investment Plan (SIP), which is available to most of our U.S. employees, including all of the NEOs (who each participate in the plan). We make matching contributions to participating SIP accounts on up to 6% of an employee’s pay. Deere’s match for calendar year 2025, which is reported for our NEOs under the “All Other Compensation” column of the Fiscal 2025 Summary Compensation Table, was as follows:

Match on first 2% of eligible earnings: 300%

Match on next 4% of eligible earnings: 100%

2026 PROXY STATEMENT	59

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Deferred Compensation Benefits

We also maintain certain deferred compensation plans that provide the NEOs with longer-term savings opportunities on a tax- efficient basis. Similar deferred compensation benefits are commonly offered by companies with which we compete for talent. The investment options parallel the investment options offered under our 401(k) plan, with certain limited exceptions. Additionally, participants may change investment options at any time. Refer to the Executive Compensation Tables under “Nonqualified Deferred Compensation” for additional details.

Potential Payments upon Change in Control

Deere’s Change in Control Severance Program (the “CIC Program”) covers certain executives, including each of the NEOs, and is intended to facilitate continuity of management in the event of a change in control. The Committee believes the CIC Program:

Encourages executives to act in the best interests of shareholders when evaluating transactions that, without a change in control arrangement, could be personally detrimental	Keeps executives focused on running the business in the face of real or rumored transactions	Protects Deere’s value by retaining key talent despite potential corporate changes	Protects Deere’s value after a change in control by including restrictive covenants (such as non-compete provisions) and a general release of claims in favor of Deere	Helps Deere attract and retain executives as a competitive practice

For more information, refer to “Fiscal 2025 Potential Payments upon Change in Control” and the related table.

Other Potential Post-Employment Payments

Deere’s various plans and policies provide payments to NEOs upon certain types of employment terminations that are not related to a change in control. These events and amounts are explained in the “Fiscal 2025 Potential Payments upon Termination of Employment Other than Following a Change in Control” and the related table.

60	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Other Compensation Matters

STOCK OWNERSHIP and HOLDING REQUIREMENTS

NEOs are expected to attain the applicable target ownership of Deere stock. The CEO is expected to hold stock equivalent to 6.0 times base salary and the other NEOs are expected to hold stock equivalent to 3.5 times base salary. These ownership levels must be achieved within five years of the date the NEO is first appointed as CEO or as an executive officer. NEOs who have not achieved the requisite ownership level may not transfer any of the stock they acquire through our equity incentive plan. Only vested RSUs and any common stock held personally by an NEO are included in determining whether the applicable ownership requirement has been met. Once an NEO achieves the appropriate ownership level, the number of shares held at that time becomes that individual’s fixed stock ownership requirement for three years, even if base salary increases or Deere’s stock price decreases. All NEOs have achieved stockholdings in excess of the applicable multiple as of the date of this Proxy Statement or are within the five-year compliance period.

Chair & CEO’s Stock Ownership Requirement 6x	all other NEOs’ Stock Ownership Requirement 3.5x
annual BASE SALARY	ANNUAL BASE SALARY

ANTI-HEDGING AND ANTI-PLEDGING POLICIES

Our Insider Trading Policy precludes all directors and employees, including our NEOs (and any of their related persons), from engaging in short sales of Deere’s stock or trading in instruments designed to hedge against or offset price declines by any Deere securities. Our Insider Trading Policy also prohibits our directors and officers from holding Deere stock in margin accounts or pledging Deere stock as collateral for loans or other obligations.

RECOUPMENT OF PREVIOUSLY PAID INCENTIVE COMPENSATION

Deere’s Incentive Compensation Recovery Policy (the “Recovery Policy”) adheres to the listing standards of the NYSE and the rules of the SEC. The Recovery Policy requires the Committee to recoup certain cash and equity incentive compensation paid to or deferred by certain executives in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws. Under the policy, the Committee will require recoupment if it determines that incentive-based compensation received by an executive exceeds the amount of incentive-based compensation that otherwise would have been received, had it been calculated based on the restated amounts.

In addition, our executives and employees worldwide are guided by a robust Code of Business Conduct that helps them to uphold and strengthen the standards of honor and integrity that have defined the Company since its founding. Employees who violate these standards are subject to reductions in compensation, such as the forfeiture of unvested incentive compensation or exclusion from future incentive compensation awards, both of which are permitted by the terms of the John Deere 2020 Equity and Incentive Plan and the John Deere Short-Term Incentive Bonus Plan, and other forms of discipline, up to and including termination.

Tax Deductibility

Section 162(m) of the Internal Revenue Code limits the amount that we may deduct from our federal income taxes for compensation paid to certain executive officers, including our NEOs, to $1 million per executive officer per year. While the Committee is mindful of the benefit to us of the full tax deductibility of compensation, the Committee believes that it should retain flexibility in compensating our NEOs in a manner that can best promote our corporate objectives and the interest of shareholders. Therefore, the Committee may approve compensation that may not be fully deductible because of the limits of Section 162(m).

2026 PROXY STATEMENT	61

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Risk Assessment of Compensation Policies and Practices

As shown in the diagram below, in fiscal 2025, management once again conducted a comprehensive risk assessment of Deere’s compensation policies and practices, as we have done each year since 2010.

Convened the Risk Assessment Team comprised of management personnel representing relevant areas of oversight	Completed an inventory of Deere’s compensation programs globally for both executive and non-executive employees	Updated our existing detailed risk assessment questionnaire to take into account any relevant changes in our compensation structure or philosophy	Applied the updated questionnaire to the compensation programs that, due to their size, potential payout, or structure, could pose a risk of material adverse effect on Deere

The inquiries in the risk assessment questionnaire focus on pay for performance comparisons against our compensation peer group, balance of compensation components, program design and pay leverage, program governance, and factors that mitigate program risks.

In addition, as discussed above, Deere maintains stock ownership requirements that are designed to motivate our management team to focus on Deere’s long-term sustainable growth, a Recovery Policy designed to require recoupment of incentive compensation in the event of a financial restatement, a robust Code of Conduct setting forth the standards of conduct for all employees, the violation of which may result in discipline such as termination and the forfeiture of incentive compensation, and anti-hedging and anti-pledging policies designed to prevent speculation in Deere securities and borrowing against Deere securities. The Committee and management also have the ability to use negative discretion to determine appropriate payouts for formula-based awards.

Based on its most recent review, the Risk Assessment Team concluded that Deere’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. The Committee, along with its independent compensation consultant, reviewed the risk assessment and concurred with that conclusion. The Committee believes the following key factors support the Risk Assessment Team’s conclusion:

Incentive programs evaluate a variety of performance metrics

   The performance metrics for our STI and LTIC plans as well as the PSU awards under the LTI plan are based on defined metrics as disclosed in the CD&A and are subject to internal audit and outside consultant review

    The metrics for our STI, LTIC, and LTI compensation and the related potential payouts are capped to reduce the risk that executives might be motivated to attain excessively high “stretch” goals to maximize payouts

Overall compensation structure and mix are generally aligned with market practices and place more emphasis on at-risk, long-term pay for senior leaders

    There are several control and risk mitigation mechanisms in place, including ownership guidelines, anti-hedging and anti-pledging policies, and Recovery Policy, with rigorous management and Committee oversight processes

62	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

The reports of the Compensation Committee and the Audit Review Committee included in this Proxy Statement do not constitute soliciting material and will not be deemed filed or incorporated by reference by any general statement incorporating by reference this Proxy Statement or future filings into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Deere specifically incorporates the information by reference, and will not otherwise be deemed filed under these statutes.

Compensation Committee Report

The Compensation Committee of the Board of Directors has reviewed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and discussed it with Deere’s management. Based on the Compensation Committee’s review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Deere’s Proxy Statement.

compensation Committee

L. Neil Hunn Chair	Tamra A. Erwin

Michael O. Johanns	Sheila G. Talton

* Brian Sikes was appointed to the Compensation Committee following the review and discussion described in this report.

2026 PROXY STATEMENT	63

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Executive compensation tables

In this section, we provide tabular and narrative information regarding the compensation of our NEOs for fiscal 2025. Fiscal 2025 is the first year Ms. Kovar met the criteria for inclusion. Therefore, data for only fiscal 2025 is included for Ms. Kovar.

Fiscal 2025 Summary Compensation Table

							Change in
							Pension
							Value and
							Nonqualified
						Non-Equity	Deferred
	Fiscal			Stock	Option	Incentive Plan	Compensation	All Other
Name and Principal Position	Year	Salary(1)	Bonus	Awards(2)	Awards(3)	Compensation(4)	Earnings(5)	Compensation(6)	Total

John C. May	2025	$1,694,507	$—	$13,950,239	$4,255,133	$5,450,551	$1,437,161	$1,137,833	$27,925,424
Chairman, Chief Executive Officer,	2024	$1,658,671	$—	$13,052,518	$4,439,055	$5,971,216	$1,698,832	$981,380	$27,801,672
and President	2023	$1,591,674	$—	$12,446,367	$5,733,640	$5,911,159	$436,715	$602,964	$26,722,519

Joshua A. Jepsen	2025	$940,724	$—	$3,393,182	$1,035,036	$1,512,966	$235,840	$275,890	$7,393,638
Senior Vice President and	2024	$920,823	$—	$3,042,558	$1,034,714	$1,657,481	$301,644	$270,480	$7,227,700
Chief Financial Officer	2023	$885,063	$—	$2,764,056	$1,046,512	$1,643,473	$39,772	$116,320	$6,495,196

Ryan D. Campbell	2025	$989,700	$—	$3,393,182	$1,035,036	$1,591,735	$396,210	$288,866	$7,694,729
President, Worldwide Construction	2024	$968,764	$—	$3,042,558	$1,034,714	$1,743,776	$479,068	$280,461	$7,549,341
& Forestry and Power Systems	2023	$931,140	$—	$2,892,182	$1,092,089	$1,729,033	$150,259	$190,867	$6,985,570

Rajesh Kalathur	2025	$982,523	$—	$3,244,822	$990,039	$1,580,192	$572,433	$285,315	$7,655,324
President, John Deere Financial,	2024	$961,731	$—	$3,042,558	$1,034,714	$1,731,116	$786,092	$288,269	$7,844,480
and Chief Information Officer	2023	$924,379	$—	$2,885,627	$1,092,089	$1,716,479	$162,670	$184,028	$6,965,272

Deanna M. Kovar	2025	$932,635	$—	$3,244,822	$990,039	$1,499,957	$282,921	$494,069	$7,444,443
President, Worldwide Agriculture & Turf Division,
Production & Precision Ag, Sales and Marketing
Regions of the Americas and Australia
(1)	Includes amounts deferred by the NEO under the John Deere Voluntary Deferred Compensation Plan. Salary amounts deferred in fiscal 2025 are included in the first column of the Fiscal 2025 Nonqualified Deferred Compensation Table.
(2)	For fiscal 2025 and 2024, represents the aggregate grant date fair value of PSUs and RSUs computed in accordance with FASB ASC Topic 718. For fiscal 2023, represents the aggregate grant date fair value of PSUs, RSUs, and LTIC award computed in accordance with FASB ASC Topic 718. The values in this column exclude the effect of estimated forfeitures of PSUs and RSUs. Assumptions made in the calculation of these amounts are included in Note 22, “Share-Based Compensation,” of our consolidated financial statements filed with the SEC on our 2025 Form 10-K. For PSUs, the value at the grant date is based upon a target payout of the performance metric over the three-year performance period. If the highest level of payout were achieved, the value of the PSU awards as of the grant date would be as follows: $19,390,595 (May); $4,716,466 (Jepsen); $4,716,466 (Campbell); $4,510,248 (Kalathur); and $4,510,248 (Kovar). For RSUs, the value at grant date is the market value of the RSUs using the closing price of a share of Deere common stock as reported on the NYSE on the grant date, multiplied by the number of shares underlying each award. RSUs vest over three years with 34% vesting on the first anniversary of the grant date, 33% vesting on the second anniversary of the grant date, and 33% vesting on the third anniversary of the grant date, at which time they may be settled in Deere common stock.
(3)	Represents the aggregate grant date fair value of stock options computed in accordance with FASB ASC Topic 718. The values in this column exclude the effect of estimated forfeitures. The assumptions made in valuing option awards reported in this column and a more detailed discussion of the binomial lattice option pricing model appear in Note 22, “Share-Based Compensation,” of our consolidated financial statements filed with the SEC in the 2025 Form 10-K. Refer to the Fiscal 2025 Grants of Plan-Based Awards table and footnote (7) thereto for a detailed description of the grant date fair value of option awards.
(4)	Includes only cash awards under the STI plan. Cash awards earned under the STI plan for the performance period ended in fiscal 2025 were paid to the NEOs on December 15, 2025, unless deferred under the Voluntary Deferred Compensation Plan. Deferred amounts are included in the first column of the Fiscal 2025 Nonqualified Deferred Compensation Table. Based on actual performance, as discussed in the CD&A under “Fiscal 2025 Performance Results and Payout Amounts” in the STI section, the NEOs earned an STI award equal to 160.8% of the target opportunity. For fiscal 2025, LTIC award amounts are not reflected as non-equity incentive plan compensation due to the change in accounting treatment of LTIC awards and the application of FASB ASC Topic 718 starting with fiscal 2023. Based on actual performance, as discussed in the CD&A under “Fiscal 2025 Performance Results for LTIC,” the NEOs earned an LTIC award for the 2023-2025 performance period equal to 150.0% of the target opportunity. The LTIC awards received during fiscal 2025 for the 2023-2025 performance period were $3,431,377 (May); $1,481,640 (Jepsen); $1,558,778 (Campbell); $1,547,474 (Kalathur); and $1,468,900 (Kovar).

64	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

(5)	The total amount reported represents the change in the actuarial present value of each NEO’s accumulated benefit under all defined benefit plans year over year. The pension value calculations include the same assumptions as used in the pension plan valuations for financial reporting purposes. For more information on the assumptions, see footnote (4) to the Fiscal 2025 Pension Benefits Table. No NEO earned above market interest on deferred compensation during fiscal 2025.
(6)	The following table provides details about each component of the “All Other Compensation” column in the Fiscal 2025 Summary Compensation Table:

				Miscellaneous	Company Contributions to		Total All Other
Name	Corporate Aircraft(a)	Financial Planning(b)	Security Patrols(c)	Perquisites(d)	Defined Contribution Plans(e)	Expat Costs(f)	Compensation

John C. May	$334,182	$—	$24,962	$12,117	$766,572	$—	$1,137,833
Joshua A. Jepsen	$—	$—	$9,538	$6,531	$259,821	$—	$275,890
Ryan D. Campbell	$—	$—	$9,624	$5,894	$273,348	$—	$288,866
Rajesh Kalathur	$—	$—	$8,369	$5,582	$271,364	$—	$285,315
Deanna M. Kovar	$—	$—	$—	$3,870	$251,874	$238,325	$494,069

(a)	Per IRS regulations, the NEOs recognize imputed income on the personal use of Deere’s aircraft. For SEC disclosure purposes, the cost of personal use of Deere’s aircraft is calculated based on the incremental cost to Deere. To determine the incremental cost, we calculate the variable costs for fuel on a per-mile basis, plus any direct trip expenses such as on-board catering, landing/ramp fees, and crew expenses. Fixed costs that do not change based on usage, such as pilot salaries, depreciation of aircraft, and maintenance costs, are excluded. Mr. May’s personal usage of company aircraft in fiscal 2025 amounted to approximately 52 hours of travel.
(b)	This column contains amounts Deere paid for financial planning assistance to the NEOs. Each year, the CEO may receive up to $15,000 of assistance and the other NEOs may receive up to $10,000.
(c)	In accordance with the Company’s security program, amounts include incremental costs associated with security monitoring and patrols for the NEO’s personal residences.
(d)	Miscellaneous perquisites include spousal attendance at company events, excess liability premiums, company paid parking, and costs associated with annual physicals.
(e)	Deere makes contributions to the John Deere Savings and Investment Plan for all eligible employees. Deere also credits contributions to the John Deere Defined Contribution Restoration Plan for employees whose earnings exceed relevant IRS limits.
(f)	Reflects costs associated with the NEO’s international assignment. These include expatriate-related expenses such as relocation assistance and tax equalization payments. Tax gross-ups are provided solely in connection with taxable relocation benefits and are not applied to other perquisites.

Refer to the CD&A under “Direct Compensation Elements,” as well as the footnotes to the Fiscal 2025 Summary Compensation Table, for information about the compensation reflected therein.

2026 PROXY STATEMENT	65

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

FISCAL 2025 GRANTS OF PLAN-BASED AWARDS

The following table provides additional information regarding fiscal 2025 grants of RSU, PSU, and stock option awards under the John Deere 2020 Equity and Incentive Plan and the potential range of awards that were approved in fiscal 2025 under the STI plan for payout in future years. These awards are further described in the CD&A under “Direct Compensation Elements.”

	Estimated Future Payouts Under				Estimated Future Payouts Under			All Other	All Other
	Non-Equity Incentive Plan Awards(2)				Equity Incentive Plan Awards(3)			Stock	Option	Exercise
								Awards:	Awards:	or Base
								Number of	Number of	Price of	Grant Date Fair
								Shares of	Securities	Option	Value of Stock
								Stock or	Underlying	Awards	and Option
Name	Grant Date(1)	Threshold	Target	Maximum	Threshold	Target	Maximum	Units(4)	Options(5)	($/Sh)(6)	Awards(7)

John C. May	11/26/24-STI	$—	$3,389,014	$6,778,028	—	—	—	—	—	$—	$—
	12/11/24	$—	$—	$—	—	—	—	9,497	—	$—	$4,254,941
	12/11/24	$—	$—	$—	4,748	18,994	37,988	—	—	$—	$9,695,298
	12/11/24	$—	$—	$—	—	—	—	—	36,597	$448.03	$4,255,133
Joshua A. Jepsen	11/26/24-STI	$—	$940,724	$1,881,448	—	—	—	—	—	$—	$—
	12/11/24	$—	$—	$—	—	—	—	2,310	—	$—	$1,034,949
	12/11/24	$—	$—	$—	1,155	4,620	9,240	—	—	$—	$2,358,233
	12/11/24	$—	$—	$—	—	—	—	—	8,902	$448.03	$1,035,036
Ryan D. Campbell	11/26/24-STI	$—	$989,700	$1,979,400	—	—	—	—	—	$—	$—
	12/11/24	$—	$—	$—	—	—	—	2,310	—	$—	$1,034,949
	12/11/24	$—	$—	$—	1,155	4,620	9,240	—	—	$—	$2,358,233
	12/11/24	$—	$—	$—	—	—	—	—	8,902	$448.03	$1,035,036
Rajesh Kalathur	11/26/24-STI	$—	$982,523	$1,965,046	—	—	—	—	—	$—	$—
	12/11/24	$—	$—	$—	—	—	—	2,209	—	$—	$989,698
	12/11/24	$—	$—	$—	1,104	4,418	8,836	—	—	$—	$2,255,124
	12/11/24	$—	$—	$—	—	—	—	—	8,515	$448.03	$990,039
Deanna M. Kovar	11/26/24-STI	$—	$932,635	$1,865,270	—	—	—	—	—	$—	$—
	12/11/24	$—	$—	$—	—	—	—	2,209	—	$—	$989,698
	12/11/24	$—	$—	$—	1,104	4,418	8,836	—	—	$—	$2,255,124
	12/11/24	$—	$—	$—	—	—	—	—	8,515	$448.03	$990,039
(1)	For the STI plan award, the grant date is the date the Committee (for the NEOs other than the CEO) and the Board (for the CEO) approved the range of estimated potential future payouts for the performance periods noted under footnotes (2) and (3) below. For equity awards, the grant date is seven calendar days after the first regularly scheduled Board meeting of the fiscal year.
(2)	These columns show the range of potential payouts under the STI plan. The performance period for STI in this table covers fiscal 2025. For actual performance between threshold, target, and maximum, the earned STI award will be interpolated.
(3)	Represents the potential payout range of PSUs granted in December 2024. The number of shares that vest is based on Deere’s revenue growth and total shareholder return relative to the performance peer group with equal weighting for the three-year performance period ending in 2027 and measured as of the end of the performance period. At the end of the three-year performance period, the actual award, delivered as Deere common stock, can range from 0% to 200% of the original grant.
(4)	Represents the number of RSUs granted in December 2024. RSUs vest over three years with 34% vesting on the first anniversary of the grant date, 33% vesting on the second anniversary of the grant date, and 33% vesting on the third anniversary of the grant date, at which time they may be settled in Deere common stock. Prior to settlement, RSUs earn dividend equivalents in cash at the same time as dividends are paid on Deere’s common stock.
(5)	Represents the number of options granted in December 2024. These options vest over three years with 34% vesting on the first anniversary of the grant date, 33% vesting on the second anniversary of the grant date, and 33% vesting on the third anniversary of the grant date.
(6)	The exercise price is the closing price of Deere common stock on the NYSE on the grant date.
(7)	Amounts shown represent the grant date fair value of equity awards granted to the NEOs in fiscal 2025 calculated in accordance with FASB ASC Topic 718. The values in this column exclude the effect of estimated forfeitures. For RSUs, fair value is the market value of the underlying stock on the grant date (which is the same as the exercise price in footnote (6) for stock options). For options, the fair value on the grant date was $116.27, which was calculated using the binomial lattice option pricing model. The grant date fair value of the PSUs assuming a target payout of both the relative revenue growth metric and the relative total shareholder return metric was $448.03 based on the market price of a share of underlying common stock, excluding dividends.

For additional information on the valuation assumptions for each of the awards in the Fiscal 2025 Grants of Plan-Based Awards table, refer to Note 22, “Share-Based Compensation,” of our consolidated financial statements filed with the SEC on our 2025 Form 10-K.

66	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

OUTSTANDING EQUITY AWARDS AT FISCAL 2025 YEAR-END

The following table itemizes outstanding options, RSUs, and PSUs held by the NEOs:

	Option Awards					Stock Awards
						Number	Market	Equity Incentive	Equity Incentive
		Number of	Number of			of Shares	Value of	Plan Awards:	Plan Awards:
		Securities	Securities			or Units	Shares or	Number of	Market or Payout
		Underlying	Underlying			of Stock	Units of	Unearned Shares,	Value of Unearned
		Unexercised	Unexercised	Option	Option	That	Stock That	Units, or Other	Shares, Units, or
		Options	Options	Exercise	Expiration	Have Not	Have Not	Rights That Have	Other Rights That
Name	Grant Date	Exercisable(1)	Unexercisable(1)	Price	Date(2)	Vested(3)	Vested(4)	Not Vested(5)	Have Not Vested(6)

John C. May	12/9/2020	52,578	—	$254.83	12/9/2030	—	$—	—	$—
	12/15/2021	44,739	—	$343.94	12/15/2031	—	$—	—	$—
	12/14/2022	28,152	13,865	$438.44	12/14/2032	3,081	$1,422,282	—	$—
	12/13/2023	15,395	29,883	$377.01	12/13/2033	7,772	$3,587,788	23,552	$10,872,310
	12/11/2024	—	36,597	$448.03	12/11/2034	9,497	$4,384,100	18,994	$8,768,200
		140,864	80,345			20,350	$9,394,170	42,546	$19,640,510
Joshua A. Jepsen	12/14/2022	5,139	2,530	$438.44	12/14/2032	562	$259,436	—	$—
	12/13/2023	3,589	6,965	$377.01	12/13/2033	1,811	$836,012	5,490	$2,534,349
	12/11/2024	—	8,902	$448.03	12/11/2034	2,310	$1,066,365	4,620	$2,132,731
		8,728	18,397			4,683	$2,161,813	10,110	$4,667,080
Ryan D. Campbell	12/9/2020	8,673	—	$254.83	12/9/2030	—	$—	—	$—
	12/15/2021	12,211	—	$343.94	12/15/2031	—	$—	—	$—
	12/14/2022	5,363	2,640	$438.44	12/14/2032	587	$270,977	—	$—
	12/13/2023	3,589	6,965	$377.01	12/13/2033	1,811	$836,012	5,490	$2,534,349
	12/11/2024	—	8,902	$448.03	12/11/2034	2,310	$1,066,365	4,620	$2,132,731
		29,836	18,507			4,708	$2,173,354	10,110	$4,667,080
Rajesh Kalathur	12/13/2017	15,379	—	$151.95	12/13/2027	—	$—	—	$—
	12/12/2018	13,370	—	$148.14	12/12/2028	—	$—	—	$—
	12/11/2019	20,156	—	$169.70	12/11/2029	—	$—	—	$—
	12/9/2020	10,508	—	$254.83	12/9/2030	—	$—	—	$—
	12/15/2021	8,448	—	$343.94	12/15/2031	—	$—	—	$—
	12/14/2022	5,363	2,640	$438.44	12/14/2032	587	$270,977	—	$—
	12/13/2023	3,589	6,965	$377.01	12/13/2033	1,811	$836,012	5,490	$2,534,349
	12/11/2024	—	8,515	$448.03	12/11/2034	2,209	$1,019,741	4,418	$2,039,481
		76,813	18,120			4,607	$2,126,730	9,908	$4,573,830
Deanna M. Kovar	12/11/2019	1,290	—	$169.70	12/11/2029	—	$—	—	$—
	12/9/2020	1,992	—	$254.83	12/9/2030	—	$—	—	$—
	12/15/2021	2,018	—	$343.94	12/15/2031	—	$—	—	$—
	12/14/2022	920	452	$438.44	12/14/2032	140	$64,628	—	$—
	12/13/2023	3,121	6,057	$377.01	12/13/2033	1,575	$727,067	4,774	$2,203,822
	12/11/2024	—	8,515	$448.03	12/11/2034	2,209	$1,019,741	4,418	$2,039,481
		9,341	15,024			3,924	$1,811,436	9,192	$4,243,303
(1)	Options become vested and exercisable over three years with 34% vesting on the first anniversary of the grant date, 33% vesting on the second anniversary of the grant date, and 33% vesting on the third anniversary of the grant date.
(2)	Options expire 10 years from the grant date.
(3)	RSUs granted in fiscal 2025 vest over three years with 34% vesting on the first anniversary of the grant date, 33% vesting on the second anniversary of the grant date, and 33% vesting on the third anniversary of the grant date, at which time they may be settled in Deere common stock. RSUs granted prior to fiscal 2023 vest three years after the grant date, at which time they are settled in Deere common stock.
(4)	The amount shown represents the number of RSUs that have not vested multiplied by the closing price for Deere common stock on the NYSE as of November 2, 2025 which was $461.63.

2026 PROXY STATEMENT	67

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

(5)	For PSUs granted in fiscal 2023, the three-year performance period ended on November 2, 2025. The final payout determination was made by the Committee in December 2025 and was settled in Deere common stock on December 14, 2025 (the third anniversary of the grant date). As discussed in the CD&A under “Long-term Incentive PSU Payout for Performance Period Ended 2025,” the PSUs had no payout due to the revenue growth relative to the performance peer group performing below the threshold. For the PSUs granted in fiscal years 2024 and 2025 (fiscal 2024-2026 and fiscal 2025-2027 performance periods), the number of PSUs will be determined at the end of each three-year performance period based upon performance as determined by revenue growth and by total shareholder return both relative to the performance peer group at the end of the performance period. The final payout can range from 0% to 200%. The amounts shown for the fiscal 2024 and 2025 grants represent target performance.
(6)	The amount shown represents the number of PSUs described in footnote (5) to this table multiplied by the closing price for Deere common stock on the NYSE as of November 2, 2025, which was $461.63.

FISCAL 2025 OPTION EXERCISES AND STOCK VESTED

The following table provides information regarding option exercises and vesting of RSUs and PSUs during fiscal 2025. These options and stock awards were granted in prior fiscal years and are not related to performance solely in fiscal 2025:

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
Name	Acquired on Exercise(1)	on Exercise(2)	Acquired on Vesting(3)	on Vesting(4)

John C. May	—	$—	25,448	$11,208,317
Joshua A. Jepsen	—	$—	1,796	$791,030
Ryan D. Campbell	—	$—	6,531	$2,876,514
Rajesh Kalathur	24,580	$9,833,386	4,987	$2,196,474
Deanna M. Kovar	—	$—	1,476	$650,089
(1)	Represents the total number of shares that were exercised before any withholding of shares to pay the exercise price and taxes.
(2)	Value realized on exercise is based on the market price upon exercise minus the exercise price (the grant price).
(3)	Represents the number of RSUs and PSUs that vested during fiscal 2025. RSUs included represent awards granted in fiscal 2022, 2023, and 2024.

The three-year performance period for PSUs granted in fiscal 2022 ended on October 27, 2024, and such PSUs vested on December 15, 2024. The final payout determination, made by the Committee in November 2024 for the NEOS other than the CEO and by the Board in November 2024 for the CEO, reflects revenue growth comparable to the 42nd percentile of the performance peer group. Accordingly, the resulting payout of PSUs was equal to 76.0% of the target award.

The following table shows the number of RSUs and PSUs that vested during fiscal 2025:

Name	RSUs	PSUs

John C. May	15,372	10,076
Joshua A. Jepsen	1,796	—
Ryan D. Campbell	3,782	2,749
Rajesh Kalathur	3,085	1,902
Deanna M. Kovar	1,476	—
(4)	Represents the number of RSUs and PSUs vested multiplied by the closing price of Deere common stock on the NYSE as of the vesting date.

68	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Pension Benefits

All of our NEOs are eligible to participate in pension plans that provide benefits based on years of service and pay. The Fiscal 2025 Pension Benefits Table below shows information about three pension plans:

the Pension Plan for Salaried Employees (“Salaried Plan”), a qualified defined benefit pension plan;	the Senior Supplementary Pension Benefit Plan (“Senior Supplementary Plan”), a nonqualified pension plan; and	the John Deere Supplemental Pension Benefit Plan (“Deere Supplemental Plan”), a nonqualified pension plan.

FISCAL 2025 PENSION BENEFITS TABLE

		Assumed	Number of Years	Present Value of
Name	Plan Name(1)	Retirement Age(2)	of Credited Service(3)	Accumulated Benefit(4)

John C. May	Salaried Plan	65	28.6	$739,890
	Supplementary Plan	65	28.6	$4,488,220
	Supplemental Plan	65	24.8	$1,577,666
	TOTAL			$6,805,776
Joshua A. Jepsen	Salaried Plan	65	26.4	$317,532
	Supplementary Plan	65	26.4	$476,751
	Supplemental Plan	65	—	$—
	TOTAL			$794,283
Ryan D. Campbell	Salaried Plan	65	18.0	$394,723
	Supplementary Plan	65	18.0	$1,077,475
	Supplemental Plan	65	13.8	$406,372
	TOTAL			$1,878,570
Rajesh Kalathur	Salaried Plan	65	28.4	$735,819
	Supplementary Plan	65	28.4	$2,360,584
	Supplemental Plan	65	19.8	$752,588
	TOTAL			$3,848,991
Deanna M. Kovar	Salaried Plan	65	25.7	$347,253
	Supplementary Plan	65	25.7	$328,248
	Supplemental Plan	65	11.1	$107,565
	TOTAL			$783,066
(1)	Benefits are provided under the Salaried Plan, the Senior Supplementary Plan, and the Deere Supplemental Plan.
(2)	The assumed retirement age is the normal retirement age as defined by the Salaried Plan.
(3)	Years and months of service credit under each plan as of November 2, 2025. The years of credited service are equal to years of eligible service with Deere for the Salaried and Senior Supplementary Plan. Service credit under the Deere Supplemental Plan has been based on service at grade 13 or above since January 1, 1997.
(4)	The actuarial present value of the accumulated benefit is shown as of November 2, 2025 and is provided as a straight-life annuity for the qualified pension plan and a lump sum for nonqualified pension plan benefits. Pension benefits are not reduced for any social security benefits or other offset amounts an NEO may receive.

The actuarial present value is calculated by estimating expected future payments starting at an assumed retirement age, weighting the estimated payments by the estimated probability of surviving to each post-retirement age, and discounting the weighted payments at an assumed discount rate to reflect the time value of money. The actuarial present value represents an estimate of the amount that, if invested today at the discount rate, would be sufficient on an average basis to provide estimated future payments based on the current accumulated benefit. Actual benefit present values will vary from these estimates depending on many factors, including actual retirement age.

The following assumptions were used to calculate the present value of the accumulated benefit:

◾	Each of the NEOs continues as an executive until the earliest age at which the NEO could retire without any benefit reduction due to age or normal retirement age, whichever is earlier, as defined in the Salaried Plan.
◾	Other assumptions relate to those used for financial accounting:
◾	Present value amounts were determined based on financial accounting discount rates equal to 5.42% for the Salaried Plan, 5.06% for the Senior Supplementary Plan, and 4.66% for the Deere Supplemental Plan.
◾	Benefits subject to a lump sum distribution were determined using an interest rate of 4.67%.
◾	The mortality table used for the Salaried Plan was the 93.6%PRI2012WC table (with mortality projection scale MP 2021, as published by the Society of Actuaries), and the mortality table used for the Supplementary and Deere Supplemental Plans was the 2026 417 (e) table, as published by the IRS.
◾	Pensionable earnings are calculated for the most recently completed fiscal year using base pay as an estimate (assuming one base pay increase of 3.5% – 4.5%, depending on age), with no future increase, and the STI bonus at target. Pensionable earnings for prior years are calculated based on actual base pay and actual STI earned for prior years.

2026 PROXY STATEMENT	69

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

SALARIED PLAN

The Salaried Plan is a qualified plan subject to certain IRS limitations on benefits and is subject to the Employee Retirement Income Security Act of 1974. Deere makes contributions to and benefits are paid from a tax-exempt pension trust. Eligible NEOs participate under the Contemporary formula. The Salaried Plan was closed to new participants effective January 1, 2023.

“Career Average Pay” is used in computing retirement benefits under the Contemporary formula. Career Average Pay is calculated using salary plus STI (up to IRS limits). Deere makes additional contributions to the 401(k) retirement savings accounts of salaried employees participating in this option.

The formula for calculating Contemporary benefits is:

Career Average Pay	Years of Service	1.5%

Early retirement eligibility is the earlier of:

Age 55 with 10 or more years of service; or	Age 65 with five or more years of service.

Pension payments are reduced by 4% for each year the employee is under the unreduced benefits age upon retirement.

Eligibility to retire with unreduced benefits occurs at age 67.

SENIOR SUPPLEMENTARY PLAN

The Senior Supplementary Plan is an unfunded, nonqualified excess defined benefit plan that provides additional pension benefits in an amount comparable to those the participant would have received under the Salaried Plan in the absence of IRS limitations. Benefit payments for the Senior Supplementary Plan are made from the assets of Deere and are at-risk in the event Deere seeks bankruptcy protection. The Senior Supplementary Plan uses the same formula as the Salaried Plan to calculate the benefit payable, except that eligible earnings include only amounts above qualified plan IRS limits.

DEERE SUPPLEMENTAL PLAN

The Deere Supplemental Plan is an unfunded, nonqualified supplemental retirement plan for certain employees, including all our NEOs other than Mr. Jepsen. Benefit payments for the Deere Supplemental Plan are made from the assets of Deere and are at-risk in the event Deere seeks bankruptcy protection. The Deere Supplemental Plan was closed to new participants effective November 1, 2014, although benefits will continue to accrue for employees who were already participating in the plan as of that date.

The formula for calculating Deere Supplemental Plan benefits is:

Career Average Pay	Years of Service (at grade 13 and above since January 1, 1997)	0.5%

70	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Nonqualified Deferred Compensation

The Fiscal 2025 Nonqualified Deferred Compensation Table shows information about two programs:

the John Deere Voluntary Deferred Compensation Plan (“Deferred Plan”), a nonqualified deferred compensation plan; and	the John Deere Defined Contribution Restoration Plan (“DCRP”), a nonqualified savings plan.

FISCAL 2025 NONQUALIFIED DEFERRED COMPENSATION TABLE

		Executive Contributions in	Registrant Contributions	Aggregate Earnings in	Aggregate Balance at
Name		Last FY(1)	in Last FY(2)	Last FY(3)	Last FYE(4)

John C. May	Deferred Plan	$—	$—	$26,711	$151,315
	DCRP	$439,243	$732,072	$1,784,305	$11,013,858
	TOTAL	$439,243	$732,072	$1,811,016	$11,165,173
Joshua A. Jepsen	DCRP	$135,192	$225,321	$245,484	$1,299,380
	TOTAL	$135,192	$225,321	$245,484	$1,299,380
Ryan D. Campbell	DCRP	$143,309	$238,848	$380,650	$2,718,435
	TOTAL	$143,309	$238,848	$380,650	$2,718,435
Rajesh Kalathur	DCRP	$142,118	$236,864	$1,078,248	$6,805,184
	TOTAL	$142,118	$236,864	$1,078,248	$6,805,184
Deanna M. Kovar	Deferred Plan	$859,141	$—	$168,873	$1,381,445
	DCRP	$130,426	$217,374	$106,174	$857,091
	TOTAL	$989,567	$217,374	$275,047	$2,238,536
(1)	The amounts in this column represent employee compensation deferrals that are included in the Fiscal 2025 Summary Compensation Table under the “Salary” and “Non-Equity Incentive Plan Compensation” columns.
(2)	The amounts in this column associated with the DCRP represent Deere’s contributions during the fiscal year as included in the Fiscal 2025 Summary Compensation Table under the “All Other Compensation” column.
(3)	The Deferred Plan and DCRP credit earnings based on participant-selected investments that generally mirror the Company’s 401(k) options. These plans do not provide above-market or preferential earnings under SEC rules; therefore, no portion of the aggregate earnings shown is included in the Summary Compensation Table.
(4)	Of the aggregate balance, the following amounts were reported as compensation in the Summary Compensation Table in prior years: $2,570,775 (May); $326,677 (Jepsen); $822,224 (Campbell); $1,458,922 (Kalathur); and N/A (Kovar).

DEFERRED PLAN

Under the Deferred Plan, up to 70% of base salary can be deferred while STI and LTIC awards can be deferred up to 95%.

NEOs must elect to defer salary before the beginning of the calendar year in which deferral occurs. An election to defer STI must be made before the beginning of the fiscal year upon which the award is based. An election to defer LTIC must be made before the close of the fiscal year preceding the calendar year of payment. Participants may elect to receive the deferred funds in a lump sum or in equal annual installments, but distribution must be completed within 10 years following retirement. All deferral elections and associated distribution schedules are irrevocable. This plan is unfunded and participant accounts are at-risk in the event Deere seeks bankruptcy protection.

The investment options under the Deferred Plan parallel the investment options offered under our 401(k) plan (with certain limited exceptions). Deferred Plan participants cannot earn above-market interest.

DCRP

The DCRP is designed to allow executives to defer employee contributions and receive employer matching contributions on up to 6% of eligible earnings that are otherwise limited by tax regulations. For DCRP purposes, eligible earnings include base salary, STI, and commission compensation (none of the NEOs receives commission compensation). The DCRP deferral percentage selected by the employee by October 31 each year is used during the following calendar year to calculate the DCRP employee contribution. The DCRP plan is unfunded and participant accounts are at-risk in the event Deere seeks bankruptcy protection.

The current investment options under the DCRP parallel the investment options offered under our 401(k) (with certain limited exceptions). DCRP participants cannot earn above-market interest. Distribution options under the DCRP consist of a lump-sum distribution one year following the date of separation, or, in the case of retirement, five annual installments beginning one year following the retirement date.

2026 PROXY STATEMENT	71

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Fiscal 2025 Potential Payments upon Change in Control

The Change in Control Severance Program (CIC Program) includes a “double trigger” approach, under which participants will receive severance benefits only if both a change in control and qualifying termination occur. A “qualifying termination” is either:

◾	Deere’s termination of an executive’s employment within the six months preceding or the 24 months following a change in control for reasons other than death, disability, or “cause” (defined as an executive’s willful and continued nonperformance of duties after written demand; willful conduct that is demonstrably and materially injurious to Deere; or illegal activity); or
◾	An executive’s termination of his or her own employment for “good reason” (defined as material reductions or alterations in an executive’s authority, duties, or responsibilities; change in office location of at least 50 miles from the executive’s current residence; material reductions in an executive’s participation in certain Deere compensation plans; or certain other breaches of the covenants in the CIC Program) within 24 months following a change in control.

The CIC Program defines the following as “change in control” events:

◾	Any “person,” as defined in the Exchange Act (with certain exceptions), acquires 30% or more of Deere’s voting securities;
◾	A majority of Deere’s directors are replaced without the approval of at least two-thirds of the existing directors or directors previously approved by the then-existing directors;
◾	Any merger or business combination of Deere and another company, unless the outstanding voting securities of Deere prior to the transaction continue to represent at least 60% of the voting securities of the new company; or
◾	Deere is completely liquidated or all, or substantially all, of Deere’s assets are sold or disposed.

Benefits provided under the CIC Program and other benefit plans are described in the footnotes to the following table. Although not reflected in the table, the CIC Program provides that Deere will pay the executive’s reasonable legal fees and expenses if the executive must enforce the program terms. Under the CIC Program, the executive agrees: (a) not to disclose or use for his or her own purposes confidential and proprietary Deere information and (b) for a period of two years following termination of employment, not to induce Deere employees to leave Deere or to interfere with Deere’s business.

In addition, the John Deere Omnibus Equity and Incentive Plan (Omnibus Plan), the John Deere 2020 Equity and Incentive Plan, the LTIC plan, and the Deferred Plan each contain change in control provisions that may trigger payments. Under the Omnibus Plan and John Deere 2020 Equity and Incentive Plan, unless the Board or the Committee determines otherwise, all then-outstanding equity awards would vest and restriction periods would end only if there were both a change in control and a qualifying termination. All outstanding RSUs would be cashed out as of the date of the change in control and the executive would have the right to exercise all outstanding options. Unvested PSUs are cashed out at a target award level at the change of control price described in the Omnibus Plan and John Deere 2020 Equity and Incentive Plan. Such potential payments are disclosed adjacent to “Change in Control and Qualifying Termination” in the following table. The LTIC plan provides for payment upon a change in control based on actual performance results to date for all performance periods then in progress. Under the Deferred Plan, in the event of certain changes in control, the Committee may elect to terminate the plan within 12 months and distribute all account balances or the Committee may decide to keep the Deferred Plan in effect and modify it to reflect the impact of the change in control.

72	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

The following table includes estimated potential payments that would have been due to each NEO if a change in control event had occurred and, if applicable, the NEO experienced a qualifying termination as of the end of fiscal 2025. Although the calculations are intended to provide reasonable estimates of the potential payments, they are based on numerous assumptions, as described in the footnotes, and may not represent the actual amount each NEO would receive if a change in control occurred. The payments listed represent the incremental amounts due to NEOs beyond what the NEOs would have received without the change in control. Not included in this table are the following payments to which the NEOs are already entitled and which are reported elsewhere in this Proxy Statement:

◾	Amounts already earned under the STI and LTIC plans (reported in the Fiscal 2025 Summary Compensation Table and footnotes)
◾	The exercise of outstanding vested options (reported in the Outstanding Equity Awards at Fiscal 2025 Year-End table)
◾	Distribution of nonqualified deferred compensation (reported in the Fiscal 2025 Nonqualified Deferred Compensation Table)

FISCAL 2025 POTENTIAL PAYMENTS UPON CHANGE IN CONTROL

						Welfare Defined Contribution
Name	Salary(1)	STI(2)	LTIC(3)	Stock Awards(4)	Stock Options(5)	Benefits(6)	Plans(7)	Total Payments(8)

John C. May
–Change in Control and Qualifying Termination	$5,074,867	$10,133,152	$—	$26,538,647	$—	$78,627	$766,572	$42,591,865
Joshua A. Jepsen
–Change in Control and Qualifying Termination	$1,884,528	$1,881,448	$—	$8,087,758	$769,116	$40,721	$259,821	$12,923,392
Ryan D. Campbell
–Change in Control and Qualifying Termination	$1,982,640	$1,979,400	$—	$8,154,232	$771,667	$42,531	$273,348	$13,203,818
Rajesh Kalathur
–Change in Control and Qualifying Termination	$1,968,264	$1,965,046	$—	$5,887,629	$—	$46,226	$271,364	$10,138,529
Deanna M. Kovar
–Change in Control and Qualifying Termination	$1,874,112	$1,865,270	$—	$6,054,739	$638,829	$29,746	$251,874	$10,714,570
(1)	In the event of a change in control and qualifying termination, the CIC Program provides for a lump-sum payment of 2.99 times the annual base salary for the CEO and 2 times annual base salary for other NEOs.
(2)	In the event of a change in control and qualifying termination, the CIC Program provides for a lump-sum payment of 2.99 times (CEO) and 2 times (other NEOs) the target STI bonus amount for the fiscal year in which the termination occurs. In addition, the NEO is entitled to a prorated STI award for the current year. Since the change in control calculations in this table are made as of the end of the fiscal year, the prorated award for the current year is equal to the STI earned for the current fiscal year as reported in the Fiscal 2025 Summary Compensation Table under the column “Non-Equity Incentive Plan Compensation” and is not duplicated in this table.
(3)	The LTIC plan contains a change in control provision that entitles participants, as of the date of a change in control, to a lump-sum LTIC payment based on actual performance results to date for all performance periods then in progress. The payout for the three-year performance period ended with fiscal 2025 is reported in footnote (4) of the Fiscal 2025 Summary Compensation Table and is not duplicated in this table.
(4)	Vesting of RSUs and PSUs does not accelerate unless there is both a change in control and a qualifying termination. In such cases, the vesting and restriction requirements no longer apply. Unvested RSUs will be cashed out and unvested PSUs will be cashed out at a target award level.

For purposes of the table, all unvested PSUs and RSUs are valued based on the closing price for Deere common stock on the NYSE as of November 2, 2025, which was $461.63. Vested RSUs are not included since they have been earned and are included on the Fiscal 2025 Nonqualified Deferred Compensation Table. Unvested PSUs and RSUs are included in the Outstanding Equity Awards at Fiscal 2025 Year-End table.

(5)	Vesting of outstanding stock options does not accelerate in the event of a change in control only. Instead, outstanding stock options will continue to vest over the three-year vesting period, subject to continued employment conditions.

In the event of a change in control and qualifying termination, all outstanding stock options vest and can be exercised immediately. Since Messrs. May and Kalathur are eligible for retirement and all unvested stock options would vest immediately on the date of such event, there is no incremental benefit of the accelerated vesting for these individuals. For Messrs. Jepsen and Campbell and Ms. Kovar, who are not eligible for retirement, the amount represents the number of outstanding, unexercisable options multiplied by the difference between the closing price for Deere common stock on the NYSE as of November 2, 2025, which was $461.63, and the option exercise prices. These amounts are included in the Outstanding Equity Awards at Fiscal 2025 Year-End table.

(6)	In the event of a change in control and qualifying termination, the CIC Program provides for continuation of health care, life, accidental death and dismemberment, and disability insurance for three full years for the CEO and two full years for the senior officers at the same premium cost and coverage. This benefit will be discontinued if the NEO receives similar benefits from a subsequent employer during this three-year period.
(7)	In the event of a change in control and qualifying termination, the CIC Program includes a cash payment equal to Deere’s contributions on behalf of each of the NEOs under our defined contribution plans for the plan year preceding termination (or, if greater, for the plan year immediately preceding the change in control).
(8)	The amounts set forth under “Deferred Compensation” and “Accumulated Pension Benefit” in the Fiscal 2025 Potential Payments upon Termination of Employment other than following a Change in Control table would also be payable upon a change in control and qualifying termination.

2026 PROXY STATEMENT	73

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

FISCAL 2025 POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OTHER THAN FOLLOWING A CHANGE IN CONTROL

The following table summarizes the estimated payments to be made to the NEOs under our plans or established practices in the event of termination of employment due to death, disability, retirement, termination without cause, termination for cause, or voluntary separation. Although the calculations are intended to provide reasonable estimates of the potential payments, they are based on numerous assumptions, as described in the footnotes, and may not represent the actual amounts the NEOs would receive.

The amounts shown assume the termination event occurred at the end of fiscal 2025 and the NEO was actively employed until that time.

FISCAL 2025 POTENTIAL PAYMENTS UPON termination of employment other than following a CHANGE IN CONTROL

							Accumulated
Name	Salary(1)	STI(2)	LTIC(3)	Stock Awards(4)	Stock Options(5)	Deferred Compensation(6)	Pension Benefit(7)	Total Payments

John C. May
Death	$—	$5,450,551	$3,431,377	$29,034,680	$21,441,980	$11,165,173	$4,706,699	$75,230,460
Disability	$37,890,223	$5,450,551	$3,431,377	$29,034,680	$21,441,980	$11,165,173	$10,355,893	$118,769,877
Retirement	$—	$5,450,551	$3,431,377	$29,034,680	$21,441,980	$11,165,173	$8,594,255	$79,118,016
Termination Without Cause	$1,697,280	$5,450,551	$3,431,377	$—	$—	$11,165,173	$8,594,255	$30,338,636
Termination For Cause	$—	$5,450,551	$3,431,377	$—	$—	$11,165,173	$8,594,255	$28,641,356
Voluntary Separation(8)
Joshua A. Jepsen
Death	$—	$1,512,966	$1,481,640	$6,828,893	$1,191,990	$1,299,380	$488,669	$12,803,538
Disability	$16,067,061	$1,512,966	$1,481,640	$6,828,893	$1,191,990	$1,299,380	$1,594,385	$29,976,315
Retirement(9)
Termination Without Cause	$942,264	$1,512,966	$1,481,640	$—	$—	$1,299,380	$905,188	$6,141,438
Termination For Cause	$—	$1,512,966	$1,481,640	$—	$—	$1,299,380	$905,188	$5,199,174
Voluntary Separation	$—	$1,512,966	$1,481,640	$—	$—	$1,299,380	$905,188	$5,199,174
Ryan D. Campbell
Death	$—	$1,591,735	$1,558,778	$6,840,433	$4,430,425	$2,718,435	$1,057,481	$18,197,287
Disability	$17,058,269	$1,591,735	$1,558,778	$6,840,433	$4,430,425	$2,718,435	$3,793,603	$37,991,678
Retirement(9)
Termination Without Cause	$784,795	$1,591,735	$1,558,778	$—	$—	$2,718,435	$1,944,905	$8,598,648
Termination For Cause	$—	$1,591,735	$1,558,778	$—	$—	$2,718,435	$1,944,905	$7,813,853
Voluntary Separation	$—	$1,591,735	$1,558,778	$—	$—	$2,718,435	$1,944,905	$7,813,853
Rajesh Kalathur
Death	$—	$1,580,192	$1,547,474	$6,700,559	$19,199,843	$6,805,184	$2,522,704	$38,355,956
Disability	$10,796,210	$1,580,192	$1,547,474	$6,700,559	$19,199,843	$6,805,184	$5,253,194	$51,882,656
Retirement	$—	$1,580,192	$1,547,474	$6,700,559	$19,199,843	$6,805,184	$4,622,950	$40,456,202
Termination Without Cause	$984,132	$1,580,192	$1,547,474	$—	$—	$6,805,184	$4,622,950	$15,539,932
Termination For Cause	$—	$1,580,192	$1,547,474	$—	$—	$6,805,184	$4,622,950	$14,555,800
Voluntary Separation(8)
Deanna M. Kovar
Death	$—	$1,499,957	$1,468,900	$6,054,739	$1,950,297	$2,238,536	$463,038	$13,675,467
Disability	$11,481,800	$1,499,957	$1,468,900	$6,054,739	$1,950,297	$2,238,536	$1,789,885	$26,484,114
Retirement(9)
Termination Without Cause	$937,056	$1,499,957	$1,468,900	$—	$—	$2,238,536	$899,667	$7,044,116
Termination For Cause	$—	$1,499,957	$1,468,900	$—	$—	$2,238,536	$899,667	$6,107,060
Voluntary Separation	$—	$1,499,957	$1,468,900	$—	$—	$2,238,536	$899,667	$6,107,060
(1)	Our NEOs do not have employment agreements. However, we have severance guidelines that provide compensation if termination is initiated by Deere for reasons other than cause. Our severance guidelines provide for payment of one-half month of salary plus another one-half month of salary for each complete year of employment, up to a maximum of one year’s salary. We may elect to pay severance in either a lump sum or via salary continuance, unless the amount of severance exceeds two times the applicable limit under Section 401(a)(17) of the Internal Revenue Code, in which case severance will be paid in a lump sum.

Under our Long-Term Disability Plan, if disabled before age 62, NEOs receive monthly benefits until age 65 equal to 60% of their salary plus the average of the three STI awards received immediately prior to the start of disability. The amount shown for disability represents the present value of the monthly benefit from the time of the disability, assumed to be November 2, 2025, until the time the NEO reaches age 65.

(2)	Under all termination events, the amount of STI earned for the fiscal year ended November 2, 2025 would be payable in a lump sum no later than March 15 of the next calendar year. This amount is reported in the Fiscal 2025 Summary Compensation Table under the column “Non-Equity Incentive Plan Compensation.”

74	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

(3)	Under all termination events, the amount of LTIC earned for the performance period ended November 2, 2025 would be payable in a lump sum no later than March 15 of the next calendar year. This amount is reported in footnote (4) to the Fiscal 2025 Summary Compensation Table.
(4)	In the event of death, disability, or retirement, the most recent RSU and PSU awards are prorated based on the number of months the NEO remains employed in the year of grant. The remaining units are forfeited. All unvested and non-forfeited RSUs will vest on the date of separation from service, while PSUs that are not forfeited will continue to convert to shares at the end of the three-year performance period based on the performance metrics. When applicable restrictions lapse, vested RSUs will be converted to shares of common stock.

In the event of termination with or without cause or voluntary separation, any vested RSUs will be cashed out. All unvested PSUs and RSUs will be forfeited. The amounts shown in the table correspond to vested RSUs that must be held until retirement, including RSUs that vest as a result of the termination of employment.

The value of PSUs granted in fiscal 2023, the performance period for which ended on November 2, 2025, is based upon actual performance. The value of PSUs granted in fiscal 2024 and 2025 is based upon target performance. See footnotes (5) and (6) to the Outstanding Equity Awards at Fiscal 2025 Year-End table for performance information relating to each outstanding tranche of PSUs.

All amounts shown in the table are based on the closing price for Deere common stock on the NYSE as of November 2, 2025, which was $461.63.

(5)	In the event of death, all outstanding stock options vest immediately and the heirs must exercise those options within one year. In the event of disability or retirement, vesting accelerates for all outstanding stock options, but occurs no sooner than six months following the grant date. These options expire within five years. In the event of retirement, the most recent stock option awards granted to the NEOs are prorated based on the number of months the NEOs remain actively employed in the year of grant. The remaining options are forfeited. The amount shown in this table represents the number of stock options multiplied by the difference between the closing price for Deere common stock on the NYSE as of November 2, 2025, and the option exercise prices.

These outstanding stock options are reported in the Outstanding Equity Awards at Fiscal 2025 Year-End table. In the event of a termination other than for death, disability, or retirement, all outstanding stock options are forfeited.

(6)	In all cases, balances held in the U.S. nonqualified deferred compensation plans are payable to the employee. These amounts are reported in the Fiscal 2025 Nonqualified Deferred Compensation Table under Deferred Plan and DCRP.
(7)	The present value of the accumulated pension benefit was calculated using the following assumptions:
◾	Present value amounts were determined based on a discount rate of 5.42% for the Salaried Plan, 5.06% for the Senior Supplementary Plan, and 4.66% for the Deere Supplemental Plan
◾	Lump-sum distribution amounts were determined using an interest rate of 4.67% for the Senior Supplementary and Deere Supplemental Plans
◾	The mortality table used for the Salaried Plan was 93.6%PRI2012WC with mortality projection scale MP2021
◾	The mortality table used for the Senior Supplementary and Deere Supplemental Plans was 2026 417 (e) table as published by the IRS
◾	Pensionable earnings were based on actual base salary and forecasted STI for fiscal 2025

Following are additional explanations related to the various scenarios:

◾	Death: This amount represents the present value of the accrued survivor benefit as of November 2, 2025
◾	Disability: This amount assumes service through age 65 and includes service credit for time on long-term disability
◾	Retirement: For the NEOs eligible to retire, this amount represents the present value of the accrued benefits if they were to retire as of November 2, 2025
◾	Termination Without Cause, Termination For Cause, and Voluntary Separation: This amount represents the present value of the accrued benefit as of November 2, 2025
(8)	Since Messrs. May and Kalathur are eligible for retirement, the scenario for Voluntary Separation is not applicable. Under this scenario, they would retire.
(9)	Since Messrs. Jepsen and Campbell and Ms. Kovar are not eligible for normal or early retirement, this scenario is not applicable.

Pay Ratio Disclosure

Presented below is the ratio of annual total compensation of our CEO to the annual total compensation of our median employee (excluding our CEO). The ratio shown below is a reasonable estimate calculated in a manner consistent with Item 402 of Regulation S-K under the Exchange Act. Per SEC guidelines, the median employee is only required to be determined once every three years provided there have been no changes to the employee population or compensation arrangements that cause Deere to reasonably believe there will be a significant change in the pay ratio disclosure. There have been no material changes to our employee population or compensation arrangements in 2025 that would affect the pay ratio disclosure.

Our median employee was identified using the Company’s global full-time, part-time, temporary, and seasonal employees employed as of September 1, 2024. As of that date, we had 71,423 employees globally, with 27,274 employees located in the U.S. and 44,149 located outside the U.S. As permitted under the “5% de minimis exemption” of the pay ratio disclosure rule, we excluded all employees in 27 countries(1), which totaled 2,579, or 3.6%, of our total employee population.

After the exclusions, 27,274 employees in the U.S. and 41,570 employees located outside the U.S. were considered for identifying the median employee. To identify the median employee, we used annualized base pay as of September 1, 2024, as our consistently applied compensation measure. For salaried employees, this included annualized base salary. For hourly employees, this included annual hourly wages excluding overtime, bonuses, or other earnings. Base pay was annualized for permanent employees not employed a full year in 2024. Base pay paid in foreign currencies was converted to U.S. dollars based on exchange rates in effect on August 23, 2024, which is considered the August year-to-date average exchange rate.

2026 PROXY STATEMENT	75

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Using this methodology, we identified our median employee to be a full-time, hourly employee located in the U.S. The annual total compensation was calculated in accordance with the SEC rules applicable to the Summary Compensation Table. The annual total compensation of our employee identified at median using the above methodology for fiscal 2025 was $147,019. Mr. May’s annual total compensation as presented in the Fiscal 2025 Summary Compensation Table was $27,925,424. Calculated in this manner, the ratio of the CEO’s total compensation to our median employee’s total compensation for fiscal 2025 was about 190 to 1.

(1)	The countries and approximate number of employees excluded from the calculation are as follows: Australia (362), Austria (251), Belgium (32), Bulgaria (18), Denmark (32), Estonia (11), Georgia (7), Hungary (21), Ireland (24), Italy (111), Japan (24), Latvia (10), Lithuania (21), Malaysia (36), Netherlands (214), Norway (56), Poland (362), Romania (34), Russia (43), Singapore (44), South Africa (158), Sweden (162), Taiwan (35), Thailand (67), Turkey (63), Ukraine (45), and United Kingdom (336).

pay versus performance Disclosure

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (PEO) and Non-PEO NEOs and Company performance for the fiscal years listed below. The Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Pay versus Performance

			Average	Average	Value of Initial
	Summary		Summary	Compensation	Fixed $100 Investment			Operating
	Compensation	Compensation	Compensation Table	Actually Paid	based on:(4)			Return on
Fiscal	Table Total	Actually Paid	Total for Non-PEO	to Non-PEO		Peer Group		Operating
Year	for PEO(1) ($)	to PEO(1)(2)(3) ($)	NEOs(1) ($)	NEOs(1)(2)(3) ($)	TSR ($)	TSR ($)	Net Income(5)	Assets(6)

2025	$27,925,424	$14,950,301	$7,547,034	$6,063,911	217.99	221.76	4,998	21.7%
2024	$27,801,672	$31,011,148	$7,574,559	$8,156,223	189.96	190.66	7,088	35.9%
2023	$26,722,519	$28,995,124	$7,763,381	$8,503,136	165.72	133.62	10,155	52.5%
2022	$20,300,151	$38,631,080	$5,243,700	$8,863,842	179.84	128.81	7,130	39.8%
2021	$19,912,826	$48,000,087	$6,571,828	$15,050,369	153.17	139.83	5,965	38.1%

(1)	Mr. May was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2021	2022	2023	2024	2025
Ryan D. Campbell	Ryan D. Campbell	Ryan D. Campbell	Ryan D. Campbell	Ryan D. Campbell
Marc A. Howze	Marc A. Howze	Joshua A. Jepsen	Joshua A. Jepsen	Joshua A. Jepsen
Rajesh Kalathur	Joshua A. Jepsen	Cory J. Reed	Rajesh Kalathur	Rajesh Kalathur
Cory J. Reed	Mary K. W. Jones	Justin R. Rose	Cory J. Reed	Deanna M. Kovar
Rajesh Kalathur
Cory J. Reed

(2)	Compensation Actually Paid amounts are calculated using the fair value or change in fair value, as applicable, of equity award adjustments in accordance with FASB ASC Topic 718. The valuation assumptions used to calculate such fair values did not materially differ from those disclosed at the time of grant.
(3)	Compensation Actually Paid reflects adjustments made to total compensation amounts as reported in the Summary Compensation Table for the applicable year for the PEO and Non-PEO NEOs, as set forth below, computed in accordance with Item 402(v) of Regulation S-K. Equity values are calculated in accordance with FASB ASC Topic 718.

				Exclusion of
	Summary	Exclusion of	Inclusion of	Stock Awards
	Compensation	Change in	Pension Service	and Option	Inclusion of	Compensation
Fiscal	Table Total for	Pension Value for	Cost for	Awards for	Equity Values for	Actually Paid to
Year	John C. May(1) ($)	John C. May ($)	John C. May ($)	John C. May ($)	John C. May ($)	John C. May ($)

2025	$27,925,424	$(1,437,161)	$376,424	$(18,205,372)	$6,290,986	$14,950,301
2024	$27,801,672	$(1,698,832)	$332,987	$(17,491,573)	$22,066,894	$31,011,148
2023	$26,722,519	$(436,715)	$313,488	$(18,180,007)	$20,575,839	$28,995,124
2022	$20,300,151	$—	$413,778	$(11,234,238)	$29,151,389	$38,631,080
2021	$19,912,826	$(741,736)	$384,230	$(9,290,187)	$37,734,954	$48,000,087

76	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

	Average			Exclusion of
	Summary	Exclusion of	Inclusion of	Average Stock	Inclusion of	Average
	Compensation	Average Change in	Average Pension	Awards and Option	Average Equity	Compensation
Fiscal	Table Total for	Pension Value for	Service Cost for	Awards for	Values for	Actually Paid to
Year	Non-PEO NEOs ($)	Non-PEO NEOs ($)	Non-PEO NEOs ($)	Non-PEO NEOs ($)	Non-PEO NEOs ($)	Non-PEO NEOs ($)

2025	$7,547,034	$(371,851)	$138,227	$(4,331,540)	$3,082,041	$6,063,911
2024	$7,574,559	$(557,690)	$139,750	$(4,077,272)	$5,076,876	$8,156,223
2023	$7,763,381	$(83,812)	$86,951	$(4,788,595)	$5,525,211	$8,503,136
2022	$5,243,700	$—	$189,347	$(1,924,893)	$5,355,688	$8,863,842
2021	$6,571,828	$(339,277)	$232,162	$(2,121,595)	$10,707,251	$15,050,369

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

	Inclusion of
	Year-End		Inclusion of
	Fair Value of		Vesting Date	Inclusion of	Exclusion of Prior
	Equity Awards	Inclusion of	Fair Value of	Change in Fair	Year-End Fair
	Granted During	Change in	Equity Awards	Value of Equity	Value of Equity	Inclusion of
	the Year that	Fair Value from	Granted During	Awards Granted	Awards Granted	Dividends or Other
	Remained	Last Day of Prior	the Year that	in Prior Years	in Prior Years	Earnings Paid on
	Unvested at	Year to	Vested During	that Vested in	that Failed to Vest	Equity Awards Not	Total - Inclusion
	Applicable	Applicable	the Applicable	the Applicable	in the Applicable	Otherwise	of Equity
Fiscal	Year-End for	Year-End for	Year for	Year for	Year for	Included for	Values for
Year	John C. May(1) ($)	John C. May ($)	John C. May ($)	John C. May ($)	John C. May ($)	John C. May ($)	John C. May ($)

2025	$18,652,978	$(9,221,199)	$—	$(3,140,793)	$—	$—	$6,290,986
2024	$20,759,326	$1,623,711	$—	$(316,143)	$—	$—	$22,066,894
2023	$21,044,235	$(3,635,148)	$—	$3,166,752	$—	$—	$20,575,839
2022	$19,417,988	$8,756,697	$—	$976,704	$—	$—	$29,151,389
2021	$19,345,052	$17,530,496	$—	$859,406	$—	$—	$37,734,954

	Inclusion of
	Average Year-End		Inclusion of		Exclusion of
	Fair Value of		Average Vesting	Inclusion of	Average Prior
	Equity Awards	Inclusion of	Date Fair Value	Average Change in	Year-End Fair	Inclusion of
	Granted During	Average Change in	of Equity Awards	Fair Value of	Value of Equity	Average Dividends
	the Year that	Fair Value from	Granted During	Equity Awards	Awards Granted	or Other Earnings
	Remained	Last Day of Prior	the Year that	Granted in Prior	in Prior Years	Paid on Equity
	Unvested at	Year to	Vested During	Years that Vested	that Failed to Vest	Awards Not	Total - Average
	Applicable	Applicable	the Applicable	in the Applicable	in the Applicable	Otherwise	Inclusion of
Fiscal	Year-End for	Year-End for	Year for	Year for	Year for	Included for	Equity Values for
Year	Non-PEO NEOs ($)	Non-PEO NEOs ($)	Non-PEO NEOs ($)	Non-PEO NEOs ($)	Non-PEO NEOs ($)	Non-PEO NEOs ($)	Non-PEO NEOs ($)

2025	$4,438,052	$(1,104,972)	$—	$(251,039)	$—	$—	$3,082,041
2024	$4,838,984	$292,648	$—	$(54,756)	$—	$—	$5,076,876
2023	$5,552,601	$(430,014)	$—	$402,624	$—	$—	$5,525,211
2022	$3,292,511	$1,744,493	$—	$318,684	$—	$—	$5,355,688
2021	$4,330,904	$5,892,939	$—	$483,408	$—	$—	$10,707,251

Please note that any columns included in the inclusion of Equity Values tables that contain a “—” did not have an amount in that category for that year.

(4)	The Peer Group TSR set forth in this table utilizes the S&P 500 Industrials Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended November 2, 2025. The comparison assumes $100 was invested for the period starting November 1, 2020, through the end of the listed year in the Company and in the S&P 500 Industrials Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5)	Represents the amount of total net income, in millions, as reported in the Company’s audited U.S. GAAP financial statements for each applicable fiscal year, in accordance with rules adopted by the SEC.
(6)	We determined Operating Return on Operating Assets (OROA) to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in fiscal 2025. OROA is a financial measure used in our Short-Term Incentive plan, and the calculation of, and adjustments to, this measure are described in the Compensation Discussion and Analysis section above.

2026 PROXY STATEMENT	77

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Pay versus performance comparative disclosure

In accordance with Item 402(v)(5) of Regulation S-K, the Company is providing the following descriptions of the relationships between the information presented in the table above.

Compensation Actually Paid, Company TSR, AND PEER GROUP TSR

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR as well as the cumulative TSR of the S&P 500 Industrials Index over the five most recently completed fiscal years:

Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the five most recently completed fiscal years:

Compensation Actually Paid and Company-Selected Measure

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Company-Selected Measure during the five most recently completed fiscal years:

78	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Tabular List of Most Important Financial Performance Measures

rTSR)

The adjacent table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and other NEOs for 2025 to Company performance. The measures in this table are not ranked.

Operating Return on Operating Assets (OROA) Operating Return on Sales (OROS) Shareholder Value Added (SVA) Relative Total Shareholder Return (rTSR) Relative Revenue Growth Return on Equity (ROE)

OPTION AWARD DISCLOSURE

We provide the following discussion of the timing of option awards in relation to the disclosure of material nonpublic information, as required by Item 402(x) of Regulation S-K. The Company’s long-standing practice has been to grant LTI equity awards on a predetermined schedule. At the first quarterly meeting of any new fiscal year, the Committee or, with respect to the CEO’s equity award, the Board, reviews and approves the value and amount of the equity compensation to be awarded (inclusive of RSUs, PSUs, and stock options) to executive officers. The grant of approved equity awards then occurs a week after the Board’s first quarterly meeting. The first quarterly meeting of the Board typically occurs after the Company’s release of the financial results for the prior fiscal year through the filing of a Current Report on Form 8-K and accompanying earnings release and earnings call, but before the filing of the Company’s Annual Report on Form 10-K for that fiscal year.

The Committee does not take material nonpublic information into account when determining the timing and terms of LTI equity awards. Instead, the timing of grants is in accordance with the yearly compensation cycle, with awards granted at the start of the new fiscal year to incentivize the executives to deliver on the Company’s strategic objectives for the new fiscal year.

The Company has not timed and does not intend to time the disclosure of material nonpublic information to affect the value of executive compensation. Any coordination between a grant and the release of information that could be expected to affect such grant’s value is precluded by the predetermined schedule. Over the last three years, the average percentage change in the value of the Company’s common stock from the last trading day before the filing of the Company’s Annual Report on Form 10-K to the trading day immediately following such filing is -1.64%, demonstrating that the release of the Company’s Annual Report on Form 10-K, and any material nonpublic information contained therein, does not meaningfully influence the Company’s stock price, and by extension, the value of stock options or other LTI equity awards at the time of grant.

The following table contains information required by Item 402(x)(2) of Regulation S-K about stock options granted to the Company’s NEOs in the last completed fiscal year during the period from four business days before to one business day after the filing of the Company’s Annual Report on Form 10-K. The Company did not grant any stock options to NEOs of the Company in the last completed fiscal year during the period from four business days before to one business day after the filing of any of the Company’s Quarterly Reports on Form 10-Q, or the filing or furnishing of any Current Report on Form 8-K that discloses material nonpublic information.

					Percentage Change in the Closing Market Price
					of the Securities Underlying the Award
					Between the Trading Day Ending Immediately
					Prior to the Disclosure of Material Nonpublic
					Information and the Trading Day Beginning
		Number of Securities	Exercise Price	Grant Date Fair Value	Immediately Following the Disclosure of
Name	Grant Date	Underlying the Award	of the Award ($/sh)	of the Award	Material Nonpublic Information

John C. May	12/11/2024	36,597	$448.03	$4,255,133	(1.72)%
Joshua A. Jepsen	12/11/2024	8,902	$448.03	$1,035,036	(1.72)%
Ryan D. Campbell	12/11/2024	8,902	$448.03	$1,035,036	(1.72)%
Rajesh Kalathur	12/11/2024	8,515	$448.03	$990,039	(1.72)%
Deanna M. Kovar	12/11/2024	8,515	$448.03	$990,039	(1.72)%

2026 PROXY STATEMENT	79

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Equity Compensation Plan Information

The following table shows the total number of outstanding options and shares available for future issuances under our equity compensation plans as of November 2, 2025:

	Number of Securities to be		Weighted-Average	Number of Securities Remaining
	Issued Upon Exercise of		Exercise Price of	Available for Future Issuance Under Equity
	Outstanding Options,		Outstanding Options,	Compensation Plans (excluding securities
Plan Category	Warrants, and Rights (a)		Warrants, and Rights (b)	reflected in column a) (c)

Equity Compensation Plans Approved by Security Holders	2,193,072	(1)	$319.44	13,727,356	(2)
Equity Compensation Plans Not Approved by Security Holders(3)	—		—	—
Total	2,193,072			13,727,356
(1)	This amount includes 1,026,885 PSUs and RSUs awarded under the John Deere 2020 Equity and Incentive Plan and 54,129 RSUs awarded under the Nonemployee Director Stock Ownership Plan. Under the John Deere 2020 Equity and Incentive Plan, the PSUs are payable in shares of common stock after the three-year performance period is ended and the RSUs are payable in shares of common stock no earlier than one year from grant date. The number of shares reflects the maximum number of shares that may be earned under the PSUs. Under the Nonemployee Director Stock Ownership Plan, RSUs are payable only in shares of common stock upon retirement. The weighted-average exercise price information in column (b) does not include these units.
(2)	This amount includes 483,097 shares available under the Nonemployee Director Stock Ownership Plan and 13,244,259 shares available under the John Deere 2020 Equity and Incentive Plan. Under the John Deere 2020 Equity and Incentive Plan, Deere may issue shares in connection with stock options and stock appreciation rights, performance awards, restricted stock or restricted stock equivalents, or other awards consistent with the purposes of such plan as determined by the Committee. In addition, shares covered by outstanding awards become available for new awards if the award is forfeited or expires before delivery of the shares.
(3)	Deere has no equity compensation plans that have not been approved by shareholders.

80	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

PROPOSAL
03

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors unanimously recommends that you vote FOR the ratification of the independent registered public accounting firm for fiscal 2026.

2026 PROXY STATEMENT	81

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

independent registered public accounting firm

The Audit Review Committee is directly responsible for the appointment, oversight, compensation, and retention of the independent registered public accounting firm that audits Deere’s financial statements and our internal control over financial reporting. The Audit Review Committee has approved the selection of Deloitte & Touche LLP to serve as the independent registered public accounting firm for fiscal 2026 and the current lead auditor, Claudine Hollack, was appointed in 2021.

Deloitte & Touche LLP and its predecessors have acted as our independent registered public accounting firm since 1910. The Audit Review Committee believes that the continued retention of Deloitte & Touche LLP to serve as the independent registered public accounting firm for Deere is in the best interests of the Company and its shareholders. The benefits of a long-term engagement by an auditor include:

	◾	◾ ◾
AUDIT QUALITY		◾ Enabled by Deloitte & Touche LLP’s understanding and expertise of the Company’s global business, accounting practices, and internal control over financial reporting
COMPETITIVE FEES		◾ Enabled by Deloitte & Touche LLP’s deep understanding of the Company’s global business
EFFICIENCY AND EFFECTIVENESS		◾ Enabled by Deloitte & Touche LLP’s familiarity with the Company and the avoidance of time and expense related to new auditor onboarding

In addition to the benefits of a long-term engagement, the Audit Review Committee considers many factors when selecting the independent registered public accounting firm, including:

The quality and efficiency of services through global capabilities offered by the independent registered public accounting firm	The appropriateness of the independent registered public accounting firm’s fees	The quality and candor of communications between the independent registered public accounting firm and the Audit Review Committee and management

Shareholder ratification of appointment

The Audit Review Committee and the Board are requesting that shareholders ratify Deloitte & Touche LLP’s appointment as a means of soliciting shareholders’ opinions and as a matter of good corporate practice. The affirmative vote of a majority in voting power of the shares present in person or by proxy and entitled to vote on this matter is required to ratify the selection of Deloitte & Touche LLP. If the shareholders do not ratify the selection, the Audit Review Committee will consider any information submitted by the shareholders in connection with the selection of the independent registered public accounting firm for the next fiscal year. Even if the selection is ratified, the Audit Review Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Review Committee believes such a change would be in the best interests of Deere and its shareholders.

We expect a representative of Deloitte & Touche LLP to attend the Annual Meeting. This representative will have an opportunity to make a statement and to respond to appropriate questions.

82	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Fees Paid to the Independent Registered Public Accounting Firm

The following table summarizes the aggregate fees billed for professional services by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, Limited, and their respective affiliates for fiscal 2025 and 2024:

Plan Category	2025	2024

Audit Fees(1)	$23,501,000	$22,417,000
Audit-Related Fees(2)	$1,475,000	$1,541,000
Tax Fees(3)	$224,000	$46,000
All Other Fees	$—	$—
Total	$25,200,000	$24,004,000
(1)	Audit fees include amounts charged in connection with the audit of Deere’s annual financial statements and review of the financial statements included in Deere’s Quarterly Reports on Form 10-Q, including services related thereto such as comfort letters, statutory audits, attest services, consents, and accounting consultations.
(2)	Audit-related fees include amounts charged for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. These services included audits of financial statements of employee benefit plans, various attestation services, and other consultations.
(3)	Tax fees include amounts charged for tax advice and assistance regarding statutory, regulatory, and administrative developments in response to the United States Tax Reform, business acquisitions, and tax planning.

PRE-APPROVAL OF SERVICES BY THE INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Review Committee has adopted a policy for pre-approval of audit and permitted non-audit services provided by Deere’s independent registered public accounting firm. The Audit Review Committee will consider annually and, if appropriate, approve the provision of audit services by its independent registered public accounting firm. The Audit Review Committee will consider and, if appropriate, pre-approve the provision of defined audit and non-audit services. The Audit Review Committee also will consider on a case-by-case basis and, if appropriate, approve specific services that are not otherwise pre-approved.

Any proposed engagement that has not been pre-approved may be presented to the Audit Review Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Review Committee or one or more committee members. The member or members who have delegated authority to approve services between regular meetings will report any specific approvals to the Audit Review Committee at its next regular meeting. The Audit Review Committee regularly reviews summary reports detailing all services being provided to Deere by its independent registered public accounting firm. All of the services provided to us by Deloitte & Touche LLP in fiscal 2025 were approved by the Audit Review Committee in accordance with this policy.

2026 PROXY STATEMENT	83

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Audit Review Committee Report

The Audit Review Committee consists of the following members of the Board of Directors: Leanne G. Caret (Chair), R. Preston Feight, Alan C. Heuberger, Gregory R. Page, and Dmitri L. Stockton. Each of the members is independent as defined under the rules of the New York Stock Exchange (NYSE) and the Securities and Exchange Commission (SEC).

Management is responsible for establishing and maintaining Deere’s internal control over financial reporting and for preparing financial statements in accordance with accounting principles generally accepted in the United States. Deloitte & Touche LLP is responsible for performing an independent audit of Deere’s annual consolidated financial statements and internal control over financial reporting in accordance with the standards established by the Public Company Accounting Oversight Board (United States) (PCAOB). The Audit Review Committee is responsible for overseeing these activities.

The Audit Review Committee has reviewed and discussed with management Deere’s audited financial statements as of and for the three fiscal years ended November 2, 2025. The Audit Review Committee has also discussed with Deloitte & Touche LLP the matters required to be discussed by applicable requirements of the PCAOB and the SEC. The Audit Review Committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Review Committee concerning independence and has discussed with them their independence. The Audit Review Committee has concluded that Deloitte & Touche LLP’s provision of audit and non-audit services to Deere is compatible with their independence.

On at least a quarterly basis, the Audit Review Committee meets in executive session with Deere management and the Deere internal audit staff, as well as separately with Deloitte & Touche LLP.

Based on the reviews and discussions referred to above and exercising our business judgment, the Audit Review Committee recommended to the Board of Directors that the financial statements referred to above be included in Deere’s Annual Report on Form 10-K for the fiscal year ended November 2, 2025, for filing with the SEC.

Audit Review Committee

Leanne G. Caret Chair	R. Preston Feight	Alan C. Heuberger

Gregory R. Page	Dmitri L. Stockton

84	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

SHAREHOLDER PROPOSALS

OTHER MATTERS FOR VOTE

For the reasons stated, the Board of Directors unanimously recommends that you vote AGAINST each of the shareholder proposals.

2026 PROXY STATEMENT	85

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

SHAREHOLDER PROPOSALS

The following pages include proposals submitted by shareholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934. Rule 14a-8 allows shareholders to seek inclusion of business proposals in the Company’s Proxy Statement to be voted on at our Annual Meeting of Shareholders.

We are committed to delivering sustainable, long-term value to our shareholders and believe that fostering a robust dialogue with shareholders is critical to creating alignment between their interests and those of the Company. As described in the Shareholder Outreach section above, we regularly engage with shareholders throughout the year to gain insights into their perspectives regarding a variety of topics, including business strategy and performance, executive compensation, sustainability, governance, and other topics. We also often engage directly with shareholders that submit proposals through the Rule 14a-8 process.

As in previous years, our Board and Deere management thoroughly evaluated the shareholder proposals we received this year applying the consistent lens of assessing their potential impact on Deere’s business and on shareholder value. For the reasons specified in the statements of opposition to the shareholder proposals provided below, the Board recommends that shareholders vote against each proposal. More broadly, the Board once again wishes to emphasize that John Deere does not run in service of any political, ideological, or social agenda. Rather, we run to serve our customers, provide meaningful careers for our employees, create long-term value for our shareholders, and enhance the vibrancy of our home communities.

Since our founding in 1837, John Deere has conducted business essential to life, guided by a simple principle: We run so life can leap forward.

why we run

We serve our customers. We are committed to providing products and solutions that are designed to boost economic value and sustainability for our customers and enable them to continuously improve their ability to produce necessities essential for life—food, fuel, clothing, shelter, and infrastructure. This includes a commitment to help solve our customers’ most significant challenges by focusing on understanding their needs and aiming to deliver innovative solutions that exceed their expectations.

Our employees are at the heart of our success. The dedication and expertise of our employees are indispensable in making Deere a leader in the industries we serve. We need the best and brightest employees to solve some of the most compelling challenges in the world today. We believe our employees’ unique perspectives, backgrounds, and experiences contribute to innovation and our ability to create value for our customers. Our goal is to attract, develop, and retain a world-class workforce and create an environment of inclusivity and belonging where our employees are empowered to help us meet our customers’ needs and achieve our ambitions.

We are committed to delivering sustainable, long-term value to our shareholders. Our performance is driven by our Smart Industrial Operating Model, which allows us to deliver attractive financial results throughout the business cycles that affect our industries. We further demonstrate our commitment to our shareholders by engaging with them directly to better understand what matters to them.

We support and contribute to our home communities. In addition to the customers, employees, and shareholders that we serve, we contribute to the vibrancy of the communities where our businesses operate and our employees live. The John Deere Foundation financially contributes to organizations in the U.S. that strive to end hunger, alleviate poverty, and ensure quality education in our home communities.

leaping forward together

We are steadfast in our commitment to our customers, employees, shareholders, and communities. To continue to serve each of those stakeholders in the best way we know how, we ask for your support to allow us to focus on what drives us every day and creates shareholder value rather than diverting time and resources in service of shareholder proposals that are not value creating for Deere or shareholders.

86	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

AFTER CAREFUL CONSIDERATION, WE ASK OUR SHAREHOLDERS TO VOTE AGAINST EACH OF THE SHAREHOLDER PROPOSALS.

We expect the following proposals to be presented at the Annual Meeting, although if any proposal is not properly presented by or on behalf of its respective proponent, it will not be voted on. Following SEC rules, other than minor formatting changes, we are reprinting each proposal and supporting statement as submitted to us and we take no responsibility for the content. We will provide the address of each respective proponent promptly upon request to our Corporate Secretary at the address listed under the “2027 Shareholder Proposals and Nominations” section below.

Proposal Number, Shareholder Proponent, and Subject of Proposal		Shares Held by Proponent	Rationale for the Board’s AGAINST Voting Recommendation
04	National Center for Public Policy Research Report on the Return on Investment of Emission Reduction Goals	At least $2,000 for at least three years

The Board recommends that shareholders vote against the proposal on a report on the return on investment of emission reduction goals because Deere already conducts a careful process to establish its goals to reduce greenhouse gas emissions with appropriate Board oversight; and preparing the report would not meaningfully benefit shareholders.

05	John Chevedden Shareholder Right to Act by Written Consent	25 shares for at least three years

The Board recommends that shareholders vote against the proposal on shareholder right to act by written consent because such right is duplicative of Deere’s shareholders’ rights to call a special meeting and is unnecessary; action by written consent circumvents Deere’s established shareholder meeting process and may have negative consequences; and Deere has a longstanding commitment to corporate governance and shareholder outreach.

06	Bowyer Research, Inc., on behalf of Kenneth W Nimmons Rev Trust & Juliette I Nimmons Rev Trust Report on Faith-Based Business Resource Groups	8 shares for at least three years

The Board recommends that shareholders vote against the proposal on a report on faith-based business resource groups because the subject matter of the report concerns ordinary business matters that are better addressed by Deere’s board and management; Deere is committed to treating our employees, who propel us toward achieving our business ambitions, fairly and inclusively; and Deere creates a supportive work culture by providing opportunities for development and feedback.

2026 PROXY STATEMENT	87

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

PROPOSAL 04

We expect the National Center for Public Policy Research to present the following proposal at the Annual Meeting. The proponent has indicated that it beneficially owns at least $2,000 of John Deere common stock.

Report on the Return on Investment of Emission Reduction Goals

Emission Reduction ROI Audit

RESOLVED: Shareholders request that the Board of Directors of Deere & Co. conduct an evaluation and issue a report within the next year, at reasonable cost and excluding confidential information, assessing the current and expected return on investment (ROI) of the Company’s emission reduction goals, accounting for cognizable litigation and reputation risk.

SUPPORTING STATEMENT: Deere & Co. has made material commitments to the reduction of greenhouse gas emissions (GGE).¹ These commitments include the reduction of Scope 1 and Scope 2 emission by 50% and a reduction of Scope 3 emissions by 30%, all before 2030.² However, not enough has been done to assure investors that such a realignment of Deere towards renewable energy sources is in the best interest of shareholders by providing positive return on investment.

McKinsey Sustainability estimates that a global transition to net zero emissions would require $9.2 trillion dollars in annual global spending until 2050.³ This raises serious questions about the costs of achieving Deere’s goals, but the company has apparently not disclosed how much money it is spending on its planned GGE reduction, much less how this transition is providing a positive return for shareholders. Instead, Deere highlights its solar and wind investments, both of which do not include dollar totals or return on investment projections.⁴ Even investors committed to sustainability investing likely need accurate related cost information for proper share price valuation, which is information apparently not readily available to active shareholders, prospective investors, or even government agencies.

Seeing as Deere’s GGE reduction program is apparently a material investment presented by Deere without soluble financial metrics to judge it by, Deere’s reduction project may be a compelling target for anti-greenwashing action by the SEC, or another interested body.⁵

The SEC has historically targeted companies engaging in forms of greenwashing with considerable financial penalties. For example, Goldman Sachs Asset Management was fined for $4 million for policy and procedure failures related to ESG investments,⁶ and DWS Investment Management Americas Inc. was charged $25 million in part for misstatements regarding its ESG investment processes.⁷ While it is entirely possible that Deere has not engaged in the misconduct of Goldman Sachs or DWS, the lack of information provided by the company pertaining to its GHG reduction program is cause for concern. Should Deere be implicated in or sued for greenwashing, the impact on shareholders could be considerable, as company valuation and investor confidence plummets in response.

Thus, while there is ample evidence that emissions reductions programs may constitute financial risk in terms of both increased production costs, hostile litigation, and reputational damage,⁸ Deere & Co. has done little to reassure investors that they have considered these costs when pursuing GGE reductions. While it is possible that Deere is managing its planned reduction at a profit, shareholders lack material data upon which to make that assessment. For these reasons, among others, shareholders should support this proposal.

¹ https://www.deere.com/assets/pdfs/common/our-company/sustainability/business-impact-report-2024.pdf

² Id.

³ https://www.mckinsey.com/capabilities/sustainability/our-insights/the-net-zero-transition-what-it-would-cost-what-it-could-bring#/

⁴ Supra note 1.

⁵ https://clsbluesky.law.columbia.edu/2024/10/18/disclosure-greenwashing-and-the-future-of-esg-litigation/

⁶ https://www.sec.gov/news/press-release/2022-209

⁷ https://www.sec.gov/news/press-release/2023-194

⁸ Supra notes 3-7.

88	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Deere’s statement in opposition to proposal 04

The Board has given careful consideration to this shareholder proposal and has concluded for the reasons described below that adoption of this proposal is unnecessary and not in the best interests of Deere and its shareholders. The Board recommends a vote AGAINST this shareholder proposal.

Deere has carefully established goals to reduce greenhouse gas (GHG) emissions that aim to deliver economic and sustainable outcomes for its customers and for Deere.

Deere’s sustainability aspirations are to reduce, by 2030, (i) certain upstream and downstream CO2e emissions (Scope 3, categories 1 and 11) by 30%, and (ii) operational CO2e emissions (Scope 1 and 2) by 50%, in each case using 2021 as a baseline year. For 2024, Deere’s Scope 3 emissions accounted for over 99% of total GHG emissions, whereas Scope 1 and 2 emissions represented less than 1%.

Deere’s strategy is to revolutionize the agriculture and construction industries through the delivery of advanced technologies that unlock economic and sustainable outcomes for its customers. Deere carefully evaluates opportunities and aims to invest in the areas that it believes will deliver the greatest value. The goal of this targeted approach is to deliver integrated and customized solutions that address the needs of Deere’s customers, aiming to improve customer productivity and sustainability and support stronger profit margins. Deere believes that continued investment in product efficiency, hybridization, electrification, and renewable fuels—especially crop-based ones—creates new revenue opportunities for customers, and therefore for Deere, while simultaneously reducing the largest source of its GHG emissions: Scope 3, Category 1 emissions associated with product use. In addition, Deere aims to improve efficiency in its operations and facility processes as well as increase its use and investment in renewable electricity and fuels, with the goal of lowering Deere’s costs and supporting business objectives, while also contributing to a reduction of its Scope 1 and 2 emissions.

Oversight is part of the process of careful goal selection. The Board has oversight over sustainability matters and is responsible for aligning strategic priorities, with the Corporate Governance Committee being responsible for monitoring and overseeing significant sustainability topics (including climate).

Preparing a report on the current and expected ROI of Deere’s GHG emissions reduction goals would not meaningfully benefit shareholders.

Deere is committed to transparent communication regarding its GHG emissions goals and provides comprehensive reporting on its climate strategy, risks and opportunities, and associated metrics and goals using commonly accepted frameworks, in its annual sustainability disclosures available on its website.

The Board believes that Deere has the appropriate systems and policies in place with respect to the establishment of GHG emissions, and producing a report assessing the current and expected return on investment (ROI) of its GHG emissions goals would not provide a meaningful benefit to Deere or its shareholders. Rather, it would require Deere to dedicate valuable financial and human resources to generate information that could be largely duplicative of Deere’s current efforts.

FOR THE REASONS STATED, DEERE’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 04 REGARDING A Report on the Return on Investment of Emission Reduction Goals.

2026 PROXY STATEMENT	89

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

PROPOSAL 05

We expect John Chevedden to present the following proposal at the Annual Meeting. The proponent has indicated that he beneficially owns 25 shares of John Deere common stock.

Shareholder Right to Act by Written Consent

Shareholders request that the board of directors take the necessary steps to permit written consent by the shareholders entitled to cast the minimum number of votes that would be necessary to authorize an action at a meeting at which all shareholders entitled to vote thereon were present and voting (without any restriction based on length of stock ownership). This includes shareholder ability to initiate any appropriate topic for written consent.

Acting by written consent is all the more important at Deere due to the restricted right of Deere shareholders to call a special shareholder meeting. Currently all Deere shares held for less than one-year have no right to participate in calling for a special shareholder meeting.

Deere shareholders have a particular need for the right to act by written consent because it is considerably more difficult than necessary for Deere shareholders to call a special shareholder meeting. Delaware law considers it reasonable for 10% of shareholder to call a special meeting – yet Deere made the threshold 25% of shareholders and then outlawed or excluded Deere shareholders who owned their stock for less than one continuous year.

If Deere finds itself in a future slump, Deere shareholders and potential Deere shareholders will not even consider acquiring more shares in order to call for a special shareholder meeting in order to incnetivize a turnaround, if they have to sit on their shares for one-year to call for a special shareholder meeting. A one-year holding period makes no sense. A slumping stock price demands a quick response before the window of opportunity passes. This is why Deere needs a shareholder right to act by written consent without forcing Deere shareholders to first hold their shares for one-year.

If one shareholder or a group of shareholders can quickly acquire more shares to call for a special shareholder meeting this is an incentive for Deere Directors to avoid a slump in the first place since the continued service of the certain Deere Directors could be terminated by written consent. This is a good incentive for the Deere Directors to have for the benefit of all Deere shareholders.

Acting by written consent is hardly ever used by shareholders but the main point of acting by written consent is that it gives shareholders at least significant standing to engage effectively with management.

Management will have an incentive to genuinely engage with shareholders, instead of stonewalling, if shareholders have a reasonable Plan B alternative of acting by written consent. Management likes to claim that shareholders have multiple means to communicate with management but in most cases these means are as effective as mailing a letter to the CEO. A reasonable right to act by written consent is an important step for effective shareholder engagement with management.

Please vote yes:

Shareholder Right to Act by Written Consent – Proposal 05

90	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Deere’s Statement in Opposition to proposal 05

The Board has given careful consideration to this shareholder proposal and has concluded for the reasons described below that adoption of this proposal is unnecessary and not in the best interests of Deere and its shareholders. The Board recommends a vote AGAINST this shareholder proposal.

Action by written consent is duplicative of Deere’s shareholders’ rights to call a special meeting and is unnecessary.

We already provide our shareholders with the right to call a special meeting, making an additional right to act by written consent duplicative and unnecessary. Under our Bylaws, shareholders holding at least 25% of the voting power of outstanding shares for a minimum of one year have a right to call a special meeting. Among public companies, the ability for shareholders to act by written consent is uncommon. According to data by FactSet from September 2025, less than one-third of companies in the S&P 500 permit shareholder action by written consent. Even when a company provides shareholders the right to act by written consent, this right is rarely exercised, and thus unnecessary, especially when shareholders already have the right to call a special meeting, as in Deere’s case.

Action by written consent circumvents Deere’s established shareholder meeting process and may have negative consequences.

Allowing action by written consent circumvents our established shareholder meeting process, which is designed for transparency, fairness, and broad participation. Unlike the requirements for a shareholder meeting, action by written consent does not require that all shareholders receive advance notice of a written consent proposal, adequate time to consider proposals or alternative views, accurate and complete information about the proposed action in a proxy statement, or the opportunity to debate the merits of the proposal. Establishment of a right to act by written consent could allow a small minority of shareholders to act without the knowledge or input of the broader shareholder base, undermining the rights of other shareholders. Further, with no proposed ownership requirements, solicitations could be initiated by a shareholder holding a very small number of shares, which could encourage accumulation of short-term share ownership by a small group to advance a special agenda that may not be in the long-term best interests of Deere and its shareholders. Permitting action by written consent could also result in multiple shareholder groups soliciting consents simultaneously and on a near-continuous basis, each advancing their own special interests, which may conflict. Responding to such solicitations would impose significant administrative and financial burdens on Deere, without delivering meaningful benefits to shareholders.

Deere has a longstanding commitment to corporate governance and shareholder outreach.

The ability to act by written consent is also unnecessary because of Deere’s longstanding commitment to corporate governance and proactive shareholder outreach. The Board regularly engages shareholders and incorporates feedback that it believes is in the best interests of Deere and its shareholders. Refer to the Corporate Governance and Shareholder Outreach sections under “Proposal 1 – Election of Directors” for details on Deere’s corporate governance and shareholder engagement.

FOR THE REASONS STATED, DEERE’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 05 REGARDING SHAREHOLDER RIGHT TO ACT BY WRITTEN CONSENT.

2026 PROXY STATEMENT	91

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

PROPOSAL 06

We expect Bowyer Research, Inc., on behalf of Kenneth W Nimmons Rev Trust & Juliette I Nimmons Rev Trust, to present the following proposal at the Annual Meeting. The proponents have indicated that they beneficially own 8 shares of John Deere common stock.

Report on Faith-Based Business Resource Groups

Supporting Statement:

John Deere is one of the largest companies in the United States and has over 75,000 employees. As a major employer, John Deere is subject to quickly evolving laws prohibiting discrimination based on religion. John Deere needs to not only adapt to these legal changes but also take steps above legal minimums to foster an inclusive workplace.

Respecting diverse religious views attracts top talent, enriches workplace culture, and fully engages employees. One proven way to advance religious diversity is through faith-based business resource groups (BRGs). BRGs give employees a platform to connect, develop professionally, and foster understanding across the workforce.

But the 2025 edition of the Viewpoint Discovery Score Business Index¹ found that over 64% of the largest tech and finance companies, along with brands such as John Deere, do not offer faith-based BRGs and that only 9% have faith-specific BRGs. John Deere does this even though the vast majority of Americans identify as religious, even though it says it promotes diversity in the workplace,² and even though the Company recognizes BRGs formed around race,³ disability,⁴ and a variety of other criteria.⁵

John Deere has made notable strides in reducing⁶ divisive DEI policies and cutting funding for “social or cultural awareness” events. It even notes the shifted focus of employee groups to “professional development,” and desire to avoid “socially motivated messages.” By omitting faith-based ERGs, John Deere sends a clear social message to religious employees that their beliefs are less welcome, which can undermine engagement, morale, and retention. If the company is serious about ditching socially motivated messaging, and committing to equal treatment for employees, it would be a massive oversight, and therefore a significant incursion of legal & reputational risk on the company’s part, to not allow faith-based BRGs as part of this commitment. Shareholders are right to ask John Deere to rectify this apparent inequality.

Recent Supreme Court decisions in Groff v. DeJoy and Muldrow v. City of St. Louis, EEOC guidance on potential discrimination around BRG membership criteria,7 and a White House Office of Personnel Management Memo directing federal agencies to “allow personal religious expression by Federal employees to the greatest extent possible,” signal a growing trend to protect religious exercise in all aspects of employment, both by increasing legal protections and voluntarily adopting policies and practices to better cultivate religious freedom in the workforce.

Resolved: Shareholders request the Board of Directors of John Deere conduct an evaluation and issue a report within the next year, at reasonable cost and excluding proprietary and confidential information, evaluating the reputational, human capital, operational, legal, and other relevant risks of failing to allow faith-based BRGs.

¹ https://www.viewpointdiversityscore.org/.

² https://www.deere.ca/en/our-company/john-deere-careers/benefits/diversity/

³ https://pe.linkedin.com/posts/josephdong_asianconnectionbrg-inclusiveworkplace-activity-7323903270463135744-swwJ

⁴ https://www.builtinsf.com/articles/it-together-john-deeres-abled-erg-provides-supportive-space-its-differently-abled-employees

⁵ https://www.deere.ca/en/our-company/john-deere-careers/benefits/diversity/

⁶ https://x.com/JohnDeere/status/1813318977650847944

7 https://www.eeoc.gov/what-do-if-you-experience-discrimination-related-dei-work

92	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Deere’s Statement in Opposition to proposal 06

The Board has given careful consideration to this shareholder proposal and has concluded for the reasons described below that adoption of this proposal is unnecessary and not in the best interests of Deere and its shareholders. The Board recommends a vote AGAINST this shareholder proposal.

The subject matter of the proposed evaluation and report concerns ordinary business matters that are better addressed by Deere’s Board and management.

Oversight of employees, including management of employee programs such as business resource groups (BRGs), is a core responsibility of Deere’s Board and its management. The Board believes that preparing an evaluation and a report to shareholders on such routine business matters interferes with management’s ability to run day-to-day operations, and in practical effect, seeks to give shareholders direct oversight of Deere’s ordinary business.

The Board further believes that conducting an evaluation and preparing a report related to faith-based BRGs would not provide a meaningful benefit to Deere or its shareholders. Rather, it would require the allocation of valuable financial and human resources, diverting them from more strategic priorities, in service of advancing the social views of the proponent on matters historically reserved for Board and management oversight.

Deere is committed to treating our employees, who propel us toward achieving our business ambitions, fairly and inclusively.

Deere is an equal opportunity employer committed to providing a workplace free of harassment and discrimination. Our Code of Business Conduct (“Code”) states that all employees should be treated fairly and inclusively, and with respect. The expectation that employment decisions should be based on individual merit as well as talent, contributions, and aspirations is clearly stated in the Code, and employees are accountable for acting accordingly. Furthermore, Deere is committed to accommodating the sincerely held religious beliefs of employees.

Deere creates a supportive work culture by providing opportunities for development and feedback.

Deere aims to support our employees’ growth at all stages of their careers. Deere offers training, upskilling, apprenticeships, and leadership development to better prepare employees for future career opportunities. Deere also provides specific opportunities for continuous learning and career development tailored to different geographic regions and job functions. Professional employees receive annual performance reviews and have access to a network of support through programs such as mentoring and coaching. Additionally, Deere routinely engages with its employees and provides avenues for employee feedback through internal voluntary employee experience surveys and Deere’s voluntary turnover rate in 2024 was only 5.6%.

FOR THE REASONS STATED, DEERE’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 06 REGARDING A REPORT ON FAITH-BASED BUSINESS RESOURCE GROUPS.

2026 PROXY STATEMENT	93

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

ADDITIONAL INFORMATION

Voting and Meeting Information

Why am I receiving this Proxy Statement?

You are receiving this Proxy Statement because you owned shares of Deere common stock at the close of business on December 30, 2025, the record date, which entitles you to vote, either online during the virtual Annual Meeting or by proxy. This Proxy Statement describes the matters on which you are asked to vote so you can make an informed decision.

This Proxy Statement, together with our Annual Report for the fiscal year ended November 2, 2025, and a proxy card or a voting instruction form, will be mailed or can be accessed online on or about January 14, 2026. We refer to these documents collectively as the Proxy Solicitation Materials.

What is “Notice and Access” and why did Deere elect to use it?

We make the Proxy Solicitation Materials available to shareholders electronically under the Notice and Access regulations of the SEC. Specifically, most of our shareholders receive a Notice of Internet Availability (“Notice”) instead of a full set of Proxy Solicitation Materials in the mail. The Notice explains how to access and review the Proxy Solicitation Materials and how to vote at the meeting or by proxy.

If you received a Notice but would prefer to receive printed copies of the Proxy Solicitation Materials in the mail, please follow the instructions in the Notice for requesting such materials.

How do I vote?

You can vote either online during the virtual Annual Meeting or by proxy without attending the meeting. To ensure a quorum, we urge you to vote whether or not you plan to participate in the virtual Annual Meeting. If you attend the virtual meeting and vote during the meeting, that vote will override any proxy vote you previously provided.

To vote your shares, follow the instructions in the Notice, voting instruction form, or proxy card. Telephone and internet voting are available to all registered and most beneficial shareholders.

Shareholders voting by proxy may use one of the following three options:

www.proxyvote.com. You will need the 16-digit control number on the Notice of Internet Availability or proxy card.

BY INTERNET

(available for most shareholders)

You can vote your shares online at www.proxyvote.com. You will need the 16-digit control number on the Notice of Internet Availability, voting instruction form, or proxy card.

BY MAIL (available for all shareholders) You can vote by mail by marking, dating, and signing your proxy card or voting instruction form and returning it in the postage-paid envelope.

BY TELEPHONE

(available for most shareholders)

In the U.S. or Canada, you can vote your shares by calling 1- 800- 690- 6903. You will need the 16-digit control number on the Notice of Internet Availability, voting instruction form, or proxy card.

Instructions to vote online during the virtual Annual Meeting can be found at www.virtualshareholdermeeting.com/DE2026. Have your Notice, proxy card, or voting instruction form available when you access the virtual meeting website the day of the meeting.

94	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

If your shares are held in “street name” meaning they are held in a stock brokerage account by a bank, broker, or other holder of record, with you considered the beneficial owner, the information sent by your holder of record will explain the voting options available to you.

The telephone and internet voting facilities for shareholders will close at 11:59 p.m. Eastern Standard Time on February 24, 2026.

If you hold shares through one of our employee savings plans, your vote must be received by the plan administrator by February 20, 2026, or your plan shares will not be voted.

Can I change my vote or revoke my proxy?

Yes. At any time before your shares are voted by proxy at the virtual Annual Meeting, you may change your vote or revoke your proxy by:

Revoking it by written notice to Kellye L. Walker, our Corporate Secretary, at the address on the Notice	Delivering a later-dated proxy (including a telephone or internet vote)	Voting online during the meeting

If you hold your shares in “street name,” please refer to the information sent by your bank, broker, or other holder of record for information about revoking or changing your proxy.

How many votes do I have?

You will have one vote for each share of Deere common stock that you owned at the close of business on December 30, 2025.

How many shares are entitled to vote?

There were 271,074,458 shares of Deere common stock outstanding as of December 30, 2025 and entitled to vote at the virtual Annual Meeting.

A list of our registered shareholders entitled to vote at the Annual Meeting will be available for ten days prior to the Annual Meeting between the hours of 9 a.m. and 4 p.m. CST at Deere & Company, One John Deere Place, Moline, Illinois 61265-8098. Such list will be open to the examination of any shareholder for any purpose germane to the meeting. To access the list, shareholders should email CorporateSecretary@JohnDeere.com.

How many votes must be present to hold the meeting?

Under our bylaws, a majority in voting power of the shares entitled to vote at the Annual Meeting must be present online at the virtual Annual Meeting or represented by proxy to constitute a quorum for the Annual Meeting. Abstentions and shares represented by “broker non-votes” (explained on the following page) will be counted as present and entitled to vote for purposes of determining a quorum.

How many votes are needed for the proposals to pass?

In an uncontested election, such as this one, nominees for director who receive a majority of “for” votes cast (meaning the number of shares voted “for” a nominee exceeds the number of shares voted “against” that nominee) will be elected. If an incumbent director nominee does not receive a majority of “for” votes cast in an uncontested election, our bylaws require the director to promptly tender a written resignation to the Board. After receiving a recommendation from the Corporate Governance Committee, the Board will determine whether to accept or reject the resignation and will publicly disclose its decision and the rationale behind it within 90 days of the date the election results are certified.

If the number of nominees exceeds the number of directors to be elected (i.e., a contested election), the nominees who receive a plurality of the votes cast will be elected as directors.

2026 PROXY STATEMENT	95

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Each of the other proposals will be approved if the affirmative vote of a majority in voting power of the shares present virtually or by proxy and entitled to vote thereon is cast in favor of the proposal.

What if I abstain from voting or vote “abstain”?

If you abstain from voting or vote “abstain” your shares will:

Be counted as present for purposes of determining whether there are enough votes to constitute a quorum;	Have no effect on the outcome of the election of directors; and	Count as a vote against the other proposals to be considered at the meeting.

What if I don’t return my proxy card and don’t attend the Annual Meeting?

If your shares are registered in your own name with our transfer agent and you do not vote, your shares will not be voted at all.

If you hold your shares in “street name” and you do not give your bank, broker, or other holder of record specific voting instructions, your record holder may vote your shares on the ratification of the independent registered public accounting firm but may not vote your shares on any other matter that comes before the Annual Meeting. If you do not provide voting instructions on these other matters, the votes will be considered “broker non-votes.” Broker non-votes will be counted as present for purposes of determining whether there is a quorum but will not affect the outcome of any proposal.

What happens if a nominee for director declines or is unable to accept election?

If you vote by proxy and unforeseen circumstances make it necessary for the Board to substitute another person for a nominee, the designated proxy will vote your shares for that other person.

Is my vote confidential?

Yes. The tabulator, the proxy solicitation agent, and the inspectors of voting must comply with confidentiality guidelines that prohibit disclosure of votes to Deere. The tabulator of the votes and at least one of the inspectors of voting will be independent of Deere and our officers and directors. The only time your voting records will be disclosed is (i) as required by law, (ii) to the inspectors of voting, or (iii) if the election is contested.

how do i attend the annual Meeting?

The virtual Annual Meeting affords our shareholders the same rights and opportunities as an in-person meeting.

You must be a holder of Deere shares as of the record date, December 30, 2025, to participate in, vote, or ask questions at the virtual Annual Meeting. Visit www.virtualshareholdermeeting.com/DE2026 and enter the 16-digit control number included in your Notice, proxy card, or the voting instruction form that accompanied your proxy materials as early as 9:45 a.m. CST on February 25, 2026. The meeting will begin promptly at 10 a.m. CST on February 25, 2026. You may use guest access to view the virtual Annual Meeting without a 16-digit control number, but guests may not participate in, vote, or ask questions at the virtual Annual Meeting.

The virtual meeting platform is supported across browsers and devices running the most updated version of applicable software and plug-ins. Participants should give themselves plenty of time to log in, ensure they have a strong internet connection, and can hear streaming audio prior to the start of the meeting.

96	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

What if i have technical issues?

If you encounter technical difficulties with the virtual meeting platform on the meeting day, please call the technical support number that will be posted on the meeting website. Technical support will be available starting at 9:45 a.m. CST and until the end of the meeting.

how do i submit a question during the annual Meeting?

If you wish to submit a question during the meeting, after you log into the virtual meeting platform with your 16-digit control number at www.virtualshareholdermeeting.com/DE2026, you may type your question into the “Ask a Question” field and click “Submit.” Questions relevant to meeting matters will be answered during the meeting, subject to time constraints. Questions or comments that are substantially similar may be grouped and answered together to avoid repetition. Responses to questions relevant to meeting matters that we do not have time to address during the meeting will be answered within a week of the meeting by correspondence with the shareholder. Questions regarding personal matters or matters not relevant to meeting matters will not be answered. Rules of Conduct applicable to the virtual Annual Meeting will be accessible on the virtual meeting platform during the meeting.

Will the annual Meeting be recorded?

A replay of the meeting will be made available on our website at www.deere.com/stock after the meeting.

where can i find the voting results of the annual meeting?

Preliminary voting results will be announced by the inspectors of voting at the Annual Meeting. Voting results will be filed with the SEC in a Current Report on Form 8-K after the votes are final.

Annual Report

Will I receive a copy of Deere’s Annual Report?

We have either mailed the Annual Report to you with this Proxy Statement or sent you a Notice with the web address for accessing the Annual Report online.

How can I receive a copy of Deere’s FORM 10-K?

There are three ways to obtain, free of charge, a copy of our Annual Report on Form 10-K for the fiscal year ended November 2, 2025:

Visit the Investor Relations section of our website at www.deere.com/stock and look under “SEC Filings.”	Write to our Shareholder Relations Department at One John Deere Place, Moline, Illinois 61265-8098.	Search the SEC’s EDGAR database at www.sec.gov.

Electronic delivery of Deere’s proxy solicitation materials

The Proxy Statement and Annual Report are available on our website at www.deere.com/stock. If you wish to receive future proxy statements and annual reports electronically rather than receiving paper copies in the mail, you may sign up for e-delivery at www.proxyvote.com. You will need your 16-digit control number. We encourage shareholders to choose electronic delivery because it helps us reduce the paper used in printing and mailing.

2026 PROXY STATEMENT	97

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Householding Information

What is “householding”?

If two or more shareholders reside at the same address and appear to be members of the same family, we will send single copies of either the Proxy Solicitation Materials or the Notice, as applicable, to that address unless one of the shareholders notifies us that they wish to receive individual copies. This procedure reduces printing and distribution costs related to the Annual Meeting. We do not rely on householding when we mail dividend checks.

If Proxy Solicitation Materials were delivered to an address that you share with another shareholder and you prefer to receive separate copies, please contact our Shareholder Relations Department at One John Deere Place, Moline, Illinois 61265-8098 or by phone at (309) 765-4491. We will promptly deliver a separate copy of the Proxy Solicitation Materials or the Notice, as applicable, upon written or oral request.

A number of brokerage firms have instituted householding. They will have their own procedures for shareholders who wish to receive individual copies of the Proxy Solicitation Materials.

How do I revoke my consent to the householding program?

To revoke your consent to householding, please contact Broadridge Investor Communication Solutions, Inc. either by calling (800) 542-1061 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

Other Matters

We do not know of any other matters that will be considered at the Annual Meeting. If any other appropriate business should properly come before the meeting, the Board will have discretionary authority to vote according to its best judgment.

2027 Shareholder Proposals and Nominations

Proposals for Inclusion in 2027 Proxy Statement

Next year’s Annual Meeting of Shareholders is expected to be held on February 24, 2027. If you intend to present a proposal at next year’s Annual Meeting pursuant to Rule 14a-8 of the Securities Exchange Act, as amended (the “Exchange Act”), and you wish to have the proposal included in the proxy statement for that meeting, the Corporate Secretary must receive your proposal in writing at the address on the following page no later than September 16, 2026 and you must comply with the other regulatory requirements of Regulation 14A of the Exchange Act.

Director Nominations for Inclusion in 2027 Proxy Statement

A shareholder or a group of up to 20 shareholders that has owned at least 3% of our outstanding common stock for at least three years may nominate and include in our proxy statement candidates for our Board, subject to certain requirements. Any such nomination must be received at the address on the following page no earlier than the close of business on August 17, 2026, and no later than the close of business on September 16, 2026. Any such notice must meet the other requirements set forth in our bylaws.

98	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Other Proposals and Nominations

If you would like to present a proposal at next year’s Annual Meeting (other than pursuant to Rule 14a-8), or if you would like to nominate one or more directors at next year’s Annual Meeting (other than pursuant to the proxy access provisions of our bylaws) for inclusion in our proxy card or otherwise, you must comply with the advance notice provisions of our bylaws, which require among other things, that you provide written notice to the Corporate Secretary at the address below no earlier than the close of business on October 28, 2026 and no later than the close of business on November 27, 2026. However, if the date of next year’s Annual Meeting is more than 25 days before or after the anniversary of the date of this year’s Annual Meeting, then our Corporate Secretary must receive the notice no later than the close of business on the 15th day following the day on which notice of the date of next year’s Annual Meeting was mailed or public announcement of the date of next year’s Annual Meeting was made, whichever first occurs.

Directors may be nominated at the Annual Meeting only by or at the direction of, or authorization by, the Board, or by any shareholder entitled to vote at the meeting who provides the requisite notice satisfying all requirements of our bylaws as to time and proper form. Our bylaws require that such notice be updated as necessary as of specified dates prior to the Annual Meeting. A shareholder may obtain a copy of our bylaws by writing to our Corporate Secretary at the address below.

Where to Send All Proposals and Nominations

Proponents must submit shareholder proposals, director nominations, and recommendations for nomination as a director to the Corporate Secretary through email at CorporateSecretary@JohnDeere.com and in writing to the following address:

Corporate Secretary

Deere & Company

One John Deere Place

Moline, Illinois 61265-8098

The Corporate Secretary will forward the proposals, nominations, and recommendations to the Corporate Governance Committee for consideration.

Cost of Solicitation

Deere pays for the Annual Meeting and the solicitation of proxies. In addition to soliciting proxies by mail, Deere has made arrangements with banks, brokers, and other holders of record to send proxy materials to you. We will reimburse them for their expenses in doing so.

We have retained Georgeson LLC, a proxy soliciting firm, to assist in the solicitation of proxies for an estimated fee not to exceed $20,000 plus reimbursement of certain out-of-pocket expenses. In addition to their usual duties, directors, officers, and certain other employees of Deere may solicit proxies personally or by telephone, fax, or e-mail. They will not receive special compensation for these services.

For the Board of Directors,

Kellye L. Walker

Corporate Secretary

Moline, Illinois

January 14, 2026

2026 PROXY STATEMENT	99

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

APPENDIX

Appendix A

Director Independence Categorical Standards of Deere & Company Corporate Governance Policies

NEW YORK STOCK EXCHANGE STANDARDS OF INDEPENDENCE

A director may not be considered independent if the director does not meet the criteria for independence established by the NYSE and applicable law. A director is considered independent under the NYSE criteria if the Board finds that the director has no material relationship with the company directly or as a partner, shareholder, or officer of an organization that has a relationship with the company and is not otherwise deemed to not be independent under the listing standards of the NYSE.

In determining the independence of any director who will serve on the Compensation Committee, the Board must also consider all factors specifically relevant to determining whether the director has a relationship to Deere that is material to that director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including but not limited to:

◾	The source of compensation of such director, including any consulting, advisory, or other compensatory fee paid by Deere to such director; and
◾	Whether such director is affiliated with Deere or an affiliate of Deere.

In addition, in determining the independence of any director who will serve on the Audit Review Committee, the Board must consider all factors listed under Rule 10A-3 of the Securities Exchange Act of 1934.

CATEGORICAL STANDARDS OF INDEPENDENCE

The Board has established the following additional categorical standards of independence to assist it in making independence determinations:

BUSINESS RELATIONSHIPS

Any payments by Deere to a business employing, or 10% or more owned by, a director or an immediate family member of a director for goods or services, or other contractual arrangements must be made in the ordinary course of business and on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. The following relationships are not considered material relationships that would impair a director’s independence:

◾	If a director or an immediate family member of the director is an officer of another company that does business with Deere and the annual sales to or purchases from Deere during such company’s preceding fiscal year are less than 1% of the gross annual revenues of such company
◾	If a director is a partner of or of counsel to a law firm, the director (or an immediate family member of the director) does not personally perform any legal services for Deere, and the annual fees paid to the firm by Deere during such firm’s preceding fiscal year do not exceed $100,000
◾	If a director is a partner, officer, or employee of an investment bank or consulting firm, the director (or an immediate family member of the director) does not personally perform any investment banking or consulting services for Deere, and the annual fees paid to the firm by Deere during such firm’s preceding fiscal year do not exceed $100,000

100	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Relationships with Not-for-Profit Entities

A director’s independence will not be considered impaired solely for the reason that the director or an immediate family member is an officer, director, or trustee of a foundation, university, or other not-for-profit organization that received from Deere or its foundation during any of the prior three fiscal years contributions in an amount not exceeding the greater of $1 million or 2% of the not-for-profit organization’s aggregate annual charitable receipts during the entity’s fiscal year (any automatic matching of employee charitable contributions by Deere or its foundation is not included in Deere’s contributions for this purpose). All contributions by Deere in excess of $100,000 to not-for-profit entities with which the director is affiliated shall be reported to the Corporate Governance Committee and may be considered in making independence determinations.

For purposes of these standards, “Deere” shall mean Deere & Company and its direct and indirect subsidiaries, and “immediate family member” shall have the meaning set forth in the NYSE independence rules, as may be amended from time to time.

2026 PROXY STATEMENT	101

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Appendix B

Methodology for Short-Term Incentive Goal Setting

Goal setting OROA and OROS – Equipment Operations Metrics

Establishing performance goals for Deere’s annual incentive plans is a rigorous process designed to ensure alignment with our Smart Industrial Operating Model and pay-for-performance philosophy. Goals are developed formulaically to reflect the nature of our end markets.

The short-term incentive (STI) program uses two key financial metrics—Operating Return on Operating Assets (OROA) and Operating Return on Sales (OROS)—selected for their ability to drive disciplined asset management and margin performance. This section outlines the methodology used to set annual targets for these metrics, including the use of volume-adjusted performance ranges and slope structures that reflect the variability inherent in our end markets. The goal-setting process is reviewed annually and approved by the Compensation Committee to ensure consistency, fairness, and strategic alignment.

WHAT IS MID-CYCLE?

◾
We calculate mid-cycle sales for each product line by annually gathering historical information on the size of the industry (for example, the total number of tractors sold in the U.S. market) and our market share for every product line (in this example, the number of tractors sold by Deere).
◾
At the peak of a typical business cycle, actual sales constitute 120% of mid-cycle sales; at the trough, actual sales constitute 80% of mid-cycle sales, generally speaking. OROA and OROS goals vary each year to reflect where we are on this spectrum. Deere desires to reduce the amplitude of the cycle as part of our strategy.

How do oroa and oros goals work?

◾	To maintain the rigor of the program, the specific goals for any year are formulaically determined based on where we are in the business cycle. This ensures our employees are not unduly rewarded when the economy is strong and penalized for poor economic conditions. At the start of the fiscal year, the Committee fixes threshold, target, and maximum OROA and OROS goals that are more ambitious at the peak of a business cycle, when it is easier to cover fixed costs and achieve a higher asset turnover (and thus a better OROA and OROS), and lower at the trough.
◾	Our position in the business cycle is calculated by comparing sales at the end of the year to the mid-cycle sales approved at the start of the fiscal year. This comparison yields a percentage of mid-cycle sales, which is then used to determine the appropriate goal range for each financial metric. Performance targets are formulaically determined according to the position to the mid-cycle and the goals at trough, mid-cycle, and peak levels approved by the Committee at the beginning of the year. Points in between those levels are interpolated. There is no interpolation for points below 80% or above 120%. There is no discretion in the determination of the percent of mid-cycle or in the goals associated with a specific volume level.
◾	For example, if mid-cycle sales are set at $40 billion and actual sales for the year are $36 billion, Deere is operating at 90% of mid-cycle (36 ÷ 40 = 0.90). In this case, the OROA and OROS goals would be lower than those set for mid-cycle, reflecting the reduced operating leverage and margin expectations in a softer demand environment. Conversely, if actual sales are $44 billion, Deere would be operating at 110% of mid-cycle (44 ÷ 40 = 1.10), and the corresponding goals would be higher to reflect the increased opportunity for margin expansion. This multi-tiered structure ensures that performance expectations scale appropriately with business conditions, while maintaining consistency in how incentive opportunities are earned.

102	2026 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

fiscal 2025 OROA AND OROS GOALS

At the start of the fiscal year, the Committee approved increased fiscal 2025 performance targets for OROA and OROS further aligning with Deere’s aspirations for OROA and OROS in the Leap Ambitions. The elevated targets reflect Deere’s continued trajectory of financial improvement and its strategic focus on operational efficiency and asset utilization. Historical performance trends and the evolving business environment—including anticipated trough conditions—were considered in setting these ambitious yet achievable goals.

The use of a range of targets tied to business conditions enhances the rigor and challenge of the goals. The fiscal 2025 OROA and OROS goals are shown in the tables below for threshold, target, and maximum levels.

Performance targets remain fixed and do not adjust downward when the percent of mid-cycle falls below 80%, thereby maintaining the robustness of the incentive structure. For fiscal 2025, at 76% of mid-cycle, a target payout requires 21% OROA and 11% OROS. Performance below 18% OROA and 9.5% OROS would result in no payment for each specific STI element.

The threshold level of OROA at 18%—even under trough conditions—exceeds the neutral SVA benchmark of 12%, ensuring that payouts under the OROA metric are contingent upon the delivery of positive SVA, thereby reinforcing alignment with shareholder value creation.

2026 PROXY STATEMENT	103

Deere & Company
One John Deere Place, Moline, Illinois 61265
(309) 765-8000
www.JohnDeere.com

DEERE & COMPANY SHAREHOLDER RELATIONS ONE JOHN DEERE PLACE MOLINE, IL 61265	SCAN TO VIEW MATERIALS & VOTE

VOTE BY TELEPHONE AND INTERNET
24 HOURS A DAY, 7 DAYS A WEEK

VOTE BY TELEPHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Standard Time on February 24, 2026 for shares held directly and by 11:59 P.M. Eastern Standard Time on February 20, 2026 for shares held in an employee savings plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Standard Time on February 24, 2026 for shares held directly and by 11:59 P.M. Eastern Standard Time on February 20, 2026 for shares held in an employee savings plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/DE2026

You may attend the meeting via the Internet and vote during the meeting. Have available the information that is printed in the box marked by the arrow below and follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Deere & Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Your telephone or Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed, and returned the proxy card.

YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.	If you have submitted your proxy by telephone or the Internet there is no need for you to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V82454-P38914-Z91254	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

DEERE & COMPANY

Vote on Directors

The Board of Directors recommends a vote FOR each of the following Director Nominees.			For	Against	Abstain

1a.	Leanne G. Caret		☐	☐	☐

1b.	Tamra A. Erwin		☐	☐	☐	Vote on Proposals
						The Board of Directors recommends a vote FOR the following Proposal:		For	Against	Abstain
1c.	R. Preston Feight		☐	☐	☐	2.	Advisory vote to approve executive compensation ("say-on-pay")	☐	☐	☐

1d.	Alan C. Heuberger		☐	☐	☐
						The Board of Directors recommends a vote FOR the following Proposal:		For	Against	Abstain
1e.	L. Neil Hunn		☐	☐	☐	3.	Ratification of the appointment of Deloitte & Touche LLP as Deere's independent registered public accounting firm for fiscal 2026	☐	☐	☐

1f.	John C. May		☐	☐	☐
						The Board of Directors recommends a vote AGAINST the following Proposal:		For	Against	Abstain
1g.	Gregory R. Page		☐	☐	☐	4.	Shareholder proposal on a report on the return on investment of emission reduction goals	☐	☐	☐

1h.	Brian Sikes		☐	☐	☐
						The Board of Directors recommends a vote AGAINST the following Proposal:		For	Against	Abstain
1i.	Dmitri L. Stockton		☐	☐	☐	5.	Shareholder proposal on shareholder right to act by written consent	☐	☐	☐

1j.	Sheila G. Talton		☐	☐	☐
						The Board of Directors recommends a vote AGAINST the following Proposal:		For	Against	Abstain
						6.	Shareholder proposal on a report on faith-based business resource groups	☐	☐	☐

(Please sign, date, and return this proxy in the enclosed postage prepaid envelope.)
To receive your materials electronically in the future, please enroll at www.proxyvote.com.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Deere & Company

2025 Annual Meeting of Shareholders

February 25, 2026

10:00 a.m. Central Standard Time

www.virtualshareholdermeeting.com/DE2026

Attending the Annual Meeting

We are pleased to welcome shareholders to the 2026 Annual Meeting. The Annual Meeting will be held virtually.

To attend, vote, and submit questions during the Annual Meeting, visit www.virtualshareholdermeeting.com/DE2026 and enter the control number included in your Notice of Internet Availability, voting instruction form, or proxy card. Online access to the Annual Meeting will open as early as 9:45 a.m. Central Standard Time on February 25, 2026.

Even if you plan on attending the Annual Meeting, we encourage you to vote your shares in advance using one of the methods described in the proxy materials to ensure that your vote will be represented at the Annual Meeting.

The Notice of the 2026 Annual Meeting, the Proxy Statement, Form of Proxy, and the Fiscal 2025
Annual Report are available at www.deere.com/stock.

Detach Proxy Card Here

▼	▼

V82455-P38914-Z91254

PROXY - ANNUAL MEETING / FEBRUARY 22, 2023 PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY. DeereIR@JohnDeere.com

DEERE & COMPANY
PROXY ‑ ANNUAL MEETING / FEBRUARY 25, 2026

Solicited by the Board of Directors for use at the Annual Meeting of Shareholders of Deere & Company on February 25, 2026.

The undersigned appoints each of John C. May and Kellye L. Walker, attorney and proxy, with full power of substitution, on behalf of the undersigned, and with all powers the undersigned would possess if personally present, to vote all shares of Common Stock of Deere & Company that the undersigned would be entitled to vote at the above Annual Meeting and any adjournment or postponement thereof.

The shares represented by this proxy will be voted as specified, and in the discretion of the proxies on all other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof. The proxies will vote as the Board of Directors recommends where a choice is not specified.

Please mark, date, and sign your name exactly as it appears on this proxy and return this proxy in the enclosed envelope. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation, please give your full title as such. For joint accounts, each joint owner should sign.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

Address changes and comments can be directed to Deere’s Investor Relations Department at DeereIR@JohnDeere.com